UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-03980

Morgan Stanley Institutional Funds Trust
(Exact name of registrant as specified in charter)

522 Fifth Avenue, New York, New York			10036
(Address of principal executive offices)			(Zip code)

Sara Furber 522 Fifth Avenue, New York, New York 10036
(Name and address of agent for service)

Registrant’s telephone number, including area code:		212-296-6990

Date of fiscal year end:	September 30, 2010

Date of reporting period:	September 30, 2010

Item 1 - Report to Shareholders

INVESTMENT MANAGEMENT

Morgan Stanley
Institutional Fund Trust

Balanced Portfolio

Balanced Portfolio

Equity Portfolio

Mid Cap Growth Portfolio

Fixed Income Portfolios

Core Fixed Income Portfolio

Core Plus Fixed Income Portfolio

Intermediate Duration Portfolio

Investment Grade Fixed Income Portfolio

Limited Duration Portfolio

Long Duration Fixed Income Portfolio

Annual
Report

September 30, 2010

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2010 Annual Report

September 30, 2010

Table of Contents

Shareholders' Letter	2

Investment Advisory Agreement Approval	3

Expense Examples	5

Investment Overviews & Portfolios of Investments

Balanced Portfolio:

Balanced	6

Equity Portfolio:

Mid Cap Growth	21

Fixed Income Portfolios:

Core Fixed Income	26

Core Plus Fixed Income	36

Intermediate Duration	48

Investment Grade Fixed Income	55

Limited Duration	65

Long Duration Fixed Income	72

Statements of Assets and Liabilities	80

Statements of Operations	84

Statements of Changes in Net Assets	86

Financial Highlights	91

Notes to Financial Statements	111

Report of Independent Registered Public Accounting Firm	122

Federal Income Tax Information	123

U.S. Privacy Policy	124

Trustee and Officer Information	127

This report is authorized for distribution only when preceded or accompanied by prospectuses of the Morgan Stanley Institutional Fund Trust. To receive a prospectus and/or SAI, which contains more complete information such as investment objectives, charges, expenses, policies for voting proxies, risk considerations, and describes in detail each of the Portfolio's investment policies to the prospective investor, please call toll free 1-(800) 548-7786. Please read the prospectuses carefully before you invest or send money.

Additionally, you can access portfolio information including performance, characteristics, and investment team commentary through Morgan Stanley Investment Management's website: www.morganstanley.com/im.

Market forecasts provided in this report may not necessarily come to pass. There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Portfolio in the future. There is no assurance that a Portfolio will achieve its investment objective. Portfolios are subject to market risk, which is the possibility that market values of securities owned by the Portfolio will decline and, therefore, the value of the Portfolio's shares may be less than what you paid for them. Accordingly, you can lose money investing in Portfolios. Please see the prospectus for more complete information on investment risks.

2010 Annual Report

September 30, 2010

Shareholders' Letter

Dear Shareholders:

We are pleased to present to you the Morgan Stanley Institutional Fund Trust's (the "Fund") Annual Report for the year ended September 30, 2010. Our Fund currently offers 8 portfolios providing investors with domestic equity and fixed-income products. The Fund's portfolios, together with the portfolios of the Morgan Stanley Institutional Fund, Inc., provide investors with a means to help them meet specific investment needs and to allocate their investments among equities and fixed income.

Sincerely,

Sara Furber
President and Principal Executive Officer

October 2010

2010 Annual Report

September 30, 2010

Investment Advisory Agreement Approval

Nature, Extent and Quality of Services

The Board reviewed and considered the nature and extent of the investment advisory services provided by the Adviser (as defined herein) under the advisory agreement, including portfolio management, investment research and equity and fixed income securities trading. The Board also reviewed and considered the nature and extent of the non-advisory, administrative services provided by the Adviser under the administration agreement, including accounting, clerical, bookkeeping, compliance, business management and planning, and the provision of supplies, office space and utilities at the Adviser's expense. (The advisory and administration agreements together are referred to as the "Management Agreement.") The Board also compared the nature of the services provided by the Adviser with similar services provided by non-affiliated advisers as reported to the Board by Lipper, Inc. ("Lipper").

The Board reviewed and considered the qualifications of the portfolio managers, the senior administrative managers and other key personnel of the Adviser who provide the advisory and administrative services to the Portfolios. The Board determined that the Adviser's portfolio managers and key personnel are well qualified by education and/or training and experience to perform the services in an efficient and professional manner. The Board concluded that the nature and extent of the advisory and administrative services provided were necessary and appropriate for the conduct of the business and investment activities of the Portfolios and supported its decision to approve the Management Agreement.

Performance, Fees and Expenses of the Portfolios

The Board reviewed the performance, fees and expenses of the Portfolios compared to their peers, as determined by Lipper, and to appropriate benchmarks where applicable. The Board discussed with the Adviser the performance goals and the actual results achieved in managing the Portfolios. When considering a fund's performance, the Board and the Adviser place emphasis on trends and longer-term returns (focusing on one-year, three-year and five-year performance, or since inception, as of December 31, 2009, as applicable). When a fund underperforms its benchmark and/or its peer group average, the Board and the Adviser discuss the causes of such underperformance and, where necessary, they discuss specific changes to investment strategy or investment personnel.

Performance

The Board noted that the performance of the Core Plus Fixed Income, Core Fixed Income, Investment Grade Fixed Income and Limited Duration Portfolios were below the peer group averages for the one-, three- and five-year periods.

The Board noted that the performance of the Mid Cap Growth Portfolio was better than its peer group average for the one-, three- and five-year periods.

The Board noted that the performance of the Long Duration Fixed Income Portfolio was below the peer group average for the one-year period but better than its peer group average for the three-year period and since the end of July, 2006, the inception of the Portfolio.

The Board noted that the performance of the Balanced Portfolio was better than its peer group average for the three- and five-year periods but below its peer group average for the one-year period.

Performance Conclusions

With respect to the Core Plus Fixed Income, Core Fixed Income, Investment Grade Fixed Income and Limited Duration Portfolios, after discussion, the Board concluded that performance was acceptable.

With respect to the Balanced, Mid Cap Growth and Long Duration Fixed Income Portfolios, after discussion, the Board concluded that performance was competitive with the peer group averages.

Fees and Expense

The Board members discussed with the Adviser the level of the advisory and administration fees (together, the "management fee") for the Portfolios relative to comparable funds advised by the Adviser and compared to their peers as determined by Lipper. In addition to the management fee, the Board also reviewed the Portfolios' total expense ratios.

The Board noted that the management fees and total expense ratios for the Balanced, Mid Cap Growth, Core Plus Fixed Income, Investment Grade Fixed Income, Limited Duration and Long Duration Fixed Income Portfolios were lower than the peer group averages.

2010 Annual Report

September 30, 2010

Investment Advisory Agreement Approval (cont'd)

The Board noted for the Core Fixed Income Portfolio, that while the management fee was higher but close to its peer group average, the total expense ratio was lower than its peer group average.

Fee and Expense Conclusions

With respect to the Balanced, Mid Cap Growth, Core Plus Fixed Income, Core Fixed Income, Investment Grade Fixed Income, Limited Duration and Long Duration Fixed Income Portfolios, after discussion, the Board concluded that the management fees and total expense ratios were competitive with the peer group averages.

Economies of Scale

The Board considered the size and growth prospects of the Portfolios and how that relates to the Portfolios' total expense ratios and particularly the Portfolios' management fee rates (which, for all the Portfolios except Core Plus Fixed Income Portfolio do not include breakpoints). In conjunction with its review of the Adviser's profitability, the Board discussed with the Adviser how a change in assets can affect the efficiency or effectiveness of managing the Portfolios and whether the management fee level is appropriate relative to current and projected asset levels and/or whether the management fee structure reflects economies of scale as asset levels change. The Board has determined that its review of the actual and potential economies of scale of each Portfolio supports its decision to approve the Management Agreement.

Profitability of the Adviser and Affiliates

The Board considered information concerning the costs incurred and profits realized by the Adviser and its affiliates during the last year from their relationship with the Portfolios and during the last two years from their relationship with the Morgan Stanley Fund Complex and reviewed with the Adviser the cost allocation methodology used to determine the profitability of the Adviser and affiliates. The Board has determined that its review of the analysis of the Adviser's expenses and profitability supports its decision to approve the Management Agreement.

Other Benefits of the Relationship

The Board considered other benefits to the Adviser and its affiliates derived from their relationship with the Portfolios and other funds advised by the Adviser. These benefits may include, among other things, "float" benefits derived from handling of checks for purchases and sales, research received by the Adviser generated from commission dollars spent on funds' portfolio trading and fees for distribution and/or shareholder servicing. The Board reviewed with the Adviser each of these arrangements and the reasonableness of the Adviser's costs relative to the services performed. The Board has determined that its review of the other benefits received by the Adviser or its affiliates supports its decision to approve the Management Agreement.

Resources of the Adviser and Historical Relationship Between the Portfolios and the Adviser

The Board considered whether the Adviser is financially sound and has the resources necessary to perform its obligations under the Management Agreement. The Board also reviewed and considered the historical relationship between the Portfolios and the Adviser, including the organizational structure of the Adviser, the policies and procedures formulated and adopted by the Adviser for managing the Portfolios' operations and the Board's confidence in the competence and integrity of the senior managers and key personnel of the Adviser. The Board concluded that the Adviser has the financial resources necessary to fulfill its obligations under the Management Agreement and that it is beneficial for the Portfolios to continue their relationship with the Adviser.

Other Factors and Current Trends

The Board considered the controls and procedures adopted and implemented by the Adviser and monitored by the Fund's Chief Compliance Officer and concluded that the conduct of business by the Adviser indicates a good faith effort on its part to adhere to high ethical standards in the conduct of the Fund's business.

General Conclusion

After considering and weighing all of the above factors, the Board concluded that it would be in the best interest of each Portfolio and its shareholders to approve renewal of the Management Agreement for another year. In reaching this conclusion the Board did not give particular weight to any single factor referenced above. The Board considered these factors over the course of numerous meetings, some of which were in executive session with only the Independent Board members and their counsel present. It is possible that individual Board members may have weighed these factors differently in reaching their individual decisions to approve the Management Agreement.

2010 Annual Report

September 30, 2010

Expense Examples (unaudited)

Expense Examples

As a shareholder of the Portfolio, you may incur two types of costs: (1) transactional costs, including sales charge (loads) on purchase payments, if applicable; and (2) ongoing costs, including management fees, distribution and shareholder servicing fees (in the case of Investment Class, Class P, Class H and Class L); and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended September 30, 2010 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Please note that "Actual Expenses Paid During Period" are grossed up to reflect Portfolio expenses prior to the effect of Expense Offset (See Note F in the Notes to Financial Statements). Therefore, the annualized net expense ratios may differ from the ratio of expenses to average net assets shown in the Financial Highlights.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads, if applicable). Therefore, the hypothetical account values and hypothetical expenses are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Portfolio	Beginning Account Value 4/1/10	Actual Ending Account Value 9/30/10	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period**
Balanced Class I	$1,000.00	$1,024.60	$1,020.71	$4.42	$4.41	0.87%
Balanced Investment Class	1,000.00	1,023.00	1,019.95	5.17	5.16	1.02
Balanced Class P	1,000.00	1,023.30	1,019.45	5.68	5.67	1.12
Mid Cap Growth Class I	1,000.00	1,118.60	1,021.51	3.77	3.60	0.71
Mid Cap Growth Class P	1,000.00	1,117.60	1,020.26	5.10	4.86	0.96
Core Fixed Income Class I	1,000.00	1,058.30	1,022.56	2.58	2.54	0.50
Core Fixed Income Class P	1,000.00	1,057.80	1,021.31	3.87	3.80	0.75
Core Plus Fixed Income Class I	1,000.00	1,066.10	1,022.46	2.69	2.64	0.52
Core Plus Fixed Income Investment Class	1,000.00	1,066.40	1,021.71	3.47	3.40	0.67
Core Plus Fixed Income Class P	1,000.00	1,065.80	1,021.16	4.04	3.95	0.78
Intermediate Duration Class I	1,000.00	1,055.50	1,022.26	2.89	2.84	0.56
Intermediate Duration Investment Class	1,000.00	1,052.80	1,021.51	3.65	3.60	0.71
Investment Grade Fixed Income Class I	1,000.00	1,057.50	1,020.76	4.44	4.36	0.86
Investment Grade Fixed Income Class P	1,000.00	1,056.80	1,019.45	5.77	5.67	1.12
Investment Grade Fixed Income Class H	1,000.00	1,056.30	1,019.40	5.82	5.72	1.13
Investment Grade Fixed Income Class L	1,000.00	1,056.10	1,018.25	7.01	6.88	1.36
Limited Duration Class I	1,000.00	1,022.30	1,021.81	3.30	3.29	0.65
Limited Duration Class P	1,000.00	1,022.30	1,020.61	4.51	4.51	0.89
Long Duration Fixed Income Class I	1,000.00	1,142.00	1,022.56	2.68	2.54	0.50
Long Duration Fixed income Class P	1,000.00	1,140.80	1,021.31	4.02	3.80	0.75

*  Expenses are calculated using each Portfolio Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period, and multiplied by 183/365 (to reflect the most recent one-half year period).

**  Annualized.

2010 Annual Report

September 30, 2010

Investment Overview (unaudited)

Balanced Portfolio

Performance

For the fiscal year ended September 30, 2010, the Portfolio's Class I had a total return based on net asset value and reinvestment of distributions per share of 9.77%, net of fees. The Portfolio's Class I underperformed against the S&P 500® Index which returned 10.16%, outperformed against the Barclays Capital U.S. Aggregate Index which returned 8.16% and underperformed against the 60/40 Blended Index (the "Blended Index"), a blend of 60% S&P 500® Index and 40% Barclays Capital U.S. Aggregate Index which returned 9.82%.

Factors Affecting Performance

•  During the fourth quarter of 2009, global financial markets continued their climb higher, despite unemployment's rise to 10% in the U.S. and the default of government-owned Dubai World. While shaken, investor sentiment remained positive through the end of 2009, as global economic data surprised to the upside. At the start of 2010, global equity markets began to stumble over rapidly deteriorating fiscal conditions within peripheral European countries. However, equity markets bounced back in the second half of the first quarter, as Greece announced austerity plans and talks between Greece, the European Union, and the International Monetary Fund (IMF) were positive. Just as conditions in Europe appeared to be improving, however, concerns over sovereign debt reemerged in the second quarter of 2010, causing the equity market to fall. Sovereign debt credit default swap spreads for these troubled nations soared to new highs during the quarter, with Greece spiking above 11% and Portugal rising past 4.5%. Amidst these developments, the European Union and the IMF announced a $1 trillion emergency funding package in an effort to quell market fears. Although concerns over a double-dip recession remained, European bank stress test results in the third quarter of 2010 signaled that the worst of the European debt crisis had passed, prompting an equity rally. However, sentiment quickly reversed as global economic data began to disappoint. As the quarter came to a close, the expectation of additional quantitative easing from the U.S. Federal Reserve caused the S&P 500® Index to rally 8.8% in the month of September, ending the quarter up 11.3%.

•  Regarding the Portfolio's overall performance relative to the Index, an overweight position in global equities positively influenced returns as equity markets continued the rally that began in March 2009.

•  Within U.S. equities, sector selection was beneficial to performance. The Portfolio's overweight positions to consumer discretionary and information technology at the end of 2009 contributed to performance as cyclical stocks led the market higher. In addition, as sovereign debt concerns in Europe dragged the market lower in the second quarter of 2010, an underweight position to financials added to relative performance versus the Index.

•  Within currencies, tactical allocations to the Canadian dollar and Australian dollar added to returns. These commodity-linked currencies outperformed recently as commodity prices rose off their lows.

•  Security selection within U.S. core fixed income positively affected relative returns. Overweight positions to the credit and mortgage sectors added to performance as 10-year Treasury yields fell to 2.5%.

•  However, the Portfolio's tactical underweight to fixed income during the year detracted from performance. Underperformance was primarily due to an underweight position in the first half of 2010. During this period, yields on spread products fell significantly, resulting in their outperformance versus global equities.

•  Within currencies, tactical weightings to the U.S. dollar detracted from performance for the year. An underweight to the U.S. dollar during the beginning of 2010 dampened returns, as investors sought safety in the U.S. during the European sovereign debt crisis, though these losses were partly offset by gains from the same positioning in the third quarter of 2010.

Management Strategies

•  Given the current market environment, we believe that the U.S. dollar will continue to devalue as nations enter a "race to the bottom" in global currencies. As such, we believe emerging market equities are likely to benefit. Looking ahead, we expect interest rates to remain low as growth

2010 Annual Report

September 30, 2010

Investment Overview (unaudited) (cont'd)

Balanced Portfolio

comparisons become more challenging over the next 12 months. That said, we believe investors will flock toward investments that offer both yield and growth. Companies, currencies, and sovereigns that are 1) showing rising returns, 2) returning cash to investors, and 3) exhibiting the potential for steady growth are likely to enjoy substantial re-rating in the quarters and years ahead, in our opinion. Against this backdrop, the Portfolio holds an overweight position to equities and an underweight position in fixed income as of the new the fiscal year begins.

•  Within equities, the Portfolio maintains overweight positions in U.S. and emerging market equities. We believe U.S. equities should continue to benefit from the expectation of quantitative easing in the near-term, while emerging markets should benefit from investors looking for growth potential above that offered in developed nations. Within Asia, the Portfolio maintains an overweight position to Hong Kong equities against an underweight to Singapore equities. In our estimation, Hong Kong is currently inexpensive relative to Singapore on both a price-to-earnings and price-to-book value basis. In addition, Singapore's industrial production has recently fallen substantially from its highs, while Hong Kong's industrial production has continued to improve.

•  Within U.S. equities, we maintain a relative value trade of overweight utilities and underweight the S&P 500® Index. We believe higher-yielding securities should continue to outperform due to the uncertainty in the market. We also intend to initiate a pair trade of overweight U.S. diversified financials and underweight European banks. The performance of European banks is likely to be hampered in the near-term as investors digest increasing speculation that more banks will need government aid or will need to raise cash in the market.

•  Within fixed income, we continue view spread products favorably, as additional quantitative easing should place downward pressure on yields and spreads should narrow.

*  Minimum Investment

In accordance with SEC regulations, the Portfolio's performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Investment Class and Class P shares will vary from the Class I shares based upon their different inception dates and will be negatively impacted by additional fees assessed to those classes.

Performance Compared to the S&P 500® Index(1), the Barclays Capital U.S. Aggregate Index(2), 60/40 Blended Index(3), the Lipper Mixed-Asset Target Allocation Growth Funds Index(4)

	Total Returns(5)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(9)
Portfolio — Class I w/o sales charges(6)	9.77%	3.87%	2.75%	7.23%
S&P 500® Index	10.16	0.64	–0.43	7.65
Barclays Capital U.S. Aggregate Index	8.16	6.20	6.41	6.55
60/40 Blended Index	9.82	3.32	2.78	7.62
Lipper Mixed-Asset Target Allocation Growth Funds Index	9.41	2.87	3.73	7.35
Portfolio — Investment Class w/o sales charges(7)	9.62	3.72	2.57	5.63
S&P 500® Index	10.16	0.64	–0.43	4.98
Barclays Capital U.S. Aggregate Index	8.16	6.20	6.41	6.58
60/40 Blended Index	9.82	3.32	2.78	6.14
Lipper Mixed-Asset Target Allocation Growth Funds Index	9.41	2.87	3.73	5.85

2010 Annual Report

September 30, 2010

Investment Overview (unaudited) (cont'd)

Balanced Portfolio

	Total Returns(5)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(9)
Portfolio — Class P w/o sales charges(8)	9.52%	3.59%	2.49%	5.72%
S&P 500® Index	10.16	0.64	–0.43	5.37
Barclays Capital U.S. Aggregate Index	8.16	6.20	6.41	6.42
60/40 Blended Index	9.82	3.32	2.78	6.30
Lipper Mixed-Asset Target Allocation Growth Funds Index	9.41	2.87	3.73	6.00

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.morganstanley.com/im. Investment returns and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance of share classes will vary due to differences in sales charges and expenses.

(1)  The Standard & Poor's 500® Index (S&P 500®) measures the performance of the large cap segment of the U.S. equities market, covering approximately 75% of the U.S. equities market. The Index includes 500 leading companies in leading industries of the U.S. economy. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  The Barclays Capital U.S. Aggregate Index tracks the performance of all U.S. government agency and Treasury securities, investment-grade corporate debt securities, agency mortgage-backed securities, asset-backed securities and commercial mortgage-backed securities. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(3)  The 60/40 Blended Index is comprised of 60% S&P 500® Index and 40% Barclays Capital U.S. Aggregate Index.

(4)  The Lipper Mixed-Asset Target Allocation Growth Funds Index is an equally-weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Mixed-Asset Target Allocation Growth Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index. As of the date of this report, the Portfolio was in the Lipper Mixed-Asset Target Allocation Growth Funds classification.

(5)  Total returns for the Portfolio reflect expenses waived and/or reimbursed, if applicable, by the Adviser. Without such waivers and/or reimbursements, total returns would have been lower. Fee waivers and/or reimbursements are voluntary and the Adviser reserves the right to commence or terminate any waiver and/or reimbursement at any time.

(6)  Commenced operations on December 31, 1992.

(7)  Commenced operations on April 3, 1997.

(8)  Commenced operations on November 1, 1996.

(9)  For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date or initial offering of the respective share class of the Portfolio, not the inception of the Indexes.

Portfolio Composition*

Classification	Percentage of Total Investments
Common Stocks	51.0%
Fixed Income Securities	37.0
Short-Term Investments	11.8
Other**	0.2
Total Investments	100.0%

*  Percentages indicated are based upon total investments (excluding Securities held as collateral on Loaned Securities) as of September 30, 2010.

**  Investment types representing less than 5% of total investments.

2010 Annual Report

September 30, 2010

Portfolio of Investments

Balanced Portfolio

	Face Amount (000)	Value (000)
Fixed Income Securities (38.4%)
Agency Adjustable Rate Mortgages (0.3%)
Federal Home Loan Mortgage Corp.,
Conventional Pools:
6.04%, 2/1/37	$31	$32
Federal National Mortgage Association,
Conventional Pools:
2.61%, 5/1/35	75	79
5.74%, 3/1/38	23	25
		136
Agency Bond — Banking (FDIC Guaranteed) (1.0%)
Ally Financial, Inc.
2.20%, 12/19/12	450	465
Agency Fixed Rate Mortgages (11.3%)
Federal Home Loan Mortgage Corp.,
Gold Pools:
5.00%, 10/1/35	463	489
6.00%, 8/1/38	27	29
7.50%, 5/1/35	20	23
8.00%, 8/1/32	20	23
8.50%, 8/1/31	21	24
October TBA:
4.50%, 10/25/40 (a)	145	151
Federal National Mortgage Association,
Conventional Pools:
5.00%, 9/1/39 (a)	164	173
5.50%, 11/1/35 - 8/1/38	1,035	1,106
6.00%, 4/1/38 - 12/1/38	621	671
6.50%, 10/1/38 - 2/1/39	398	438
7.50%, 8/1/37	40	46
8.00%, 4/1/33	20	23
8.50%, 10/1/32	20	23
November TBA:
4.50%, 11/25/40 (a)	550	572
October TBA:
4.00%, 10/25/25 (a)	85	89
Government National Mortgage Association,
November TBA:
4.00%, 11/25/40 (a)	750	773
4.50%, 11/25/40 (a)	270	283
Various Pools:
4.50%, 5/15/40	163	172
		5,108
Asset-Backed Securities (0.2%)
Brazos Student Finance Corp.
1.19%, 6/25/35 (b)	14	14
Westlake Automobile Receivables Trust
5.00%, 5/15/15 (c)	75	75
		89
Collateralized Mortgage Obligations — Agency Collateral Series (0.3%)
Federal Home Loan Mortgage Corp.,
IO STRIPS
7.49%, 5/15/36 (b)	309	50

	Face Amount (000)	Value (000)
Federal National Mortgage Association,
IO REMIC
5.00%, 8/25/37	$166	$15
6.44%, 2/25/24 (b)	185	21
Goverment National Mortgage Association,
IO STRIPS
5.79%, 9/20/40 (a)	300	46
		132
Commercial Mortgage Backed Securities (1.3%)
Citigroup Commercial Mortgage Trust, (Note G)
5.89%, 12/10/49 (b)	100	107
5.92%, 3/15/49 (b)	25	28
6.29%, 12/10/49 (b)	50	54
Commercial Mortgage Pass Through Certificates
6.01%, 12/10/49 (b)	50	55
Greenwich Capital Commercial Funding Corp.
5.44%, 3/10/39	40	42
Goldman Sachs Mortgage Securities Corp. II
5.55%, 4/10/38 (b)	40	43
JP Morgan Chase Commercial Mortgage Securities Corp.
5.34%, 5/15/47	50	52
Lehman Brothers-UBS Commercial Mortgage Trust,
5.16%, 2/15/31	80	87
5.37%, 9/15/39	100	109
		577
Corporate Bonds (11.3%)
Finance (6.5%)
Abbey National Treasury Services PLC
3.88%, 11/10/14 (c)	100	102
Aflac, Inc.
3.45%, 8/15/15 (d)	20	21
American Express Co.
8.13%, 5/20/19	105	136
Bank of America Corp.,
5.63%, 7/1/20	35	37
5.65%, 5/1/18	115	122
Barclays Bank PLC
6.75%, 5/22/19	150	179
BioMed Realty LP
6.13%, 4/15/20 (c)	25	27
Boston Properties LP
5.88%, 10/15/19	25	28
Brookfield Asset Management, Inc.
5.80%, 4/25/17	35	37
Capital One Financial Corp.
6.75%, 9/15/17 (d)	75	90
Citigroup, Inc., (Note G)
6.13%, 5/15/18	100	109
8.50%, 5/22/19	25	31
Commonwealth Bank of Australia
5.00%, 10/15/19 (c)(d)	40	43

The accompanying notes are an integral part of the financial statements.

2010 Annual Report

September 30, 2010

Portfolio of Investments (cont'd)

Balanced Portfolio

	Face Amount (000)	Value (000)
Finance (cont'd)
Credit Agricole SA
3.50%, 4/13/15 (c)	$100	$103
Credit Suisse AG
5.40%, 1/14/20	85	91
Duke Realty LP
6.75%, 3/15/20 (d)	50	56
General Electric Capital Corp.,
5.88%, 1/14/38	100	102
6.00%, 8/7/19 (d)	25	28
Goldman Sachs Group, Inc. (The),
6.15%, 4/1/18	115	128
7.50%, 2/15/19	25	30
Hartford Financial Services Group, Inc.
5.50%, 3/30/20	35	36
Health Care REIT, Inc.
6.13%, 4/15/20	25	27
HSBC Bank PLC
3.50%, 6/28/15 (c)	100	105
JPMorgan Chase & Co.,
4.95%, 3/25/20	25	27
6.30%, 4/23/19	75	87
Lloyds TSB Bank PLC
5.80%, 1/13/20 (c)	100	105
Macquarie Group Ltd.
6.00%, 1/14/20 (c)(d)	45	47
MetLife, Inc.
7.72%, 2/15/19 (d)	35	45
NASDAQ OMX Group, Inc. (The)
5.55%, 1/15/20	50	53
Pacific LifeCorp
6.00%, 2/10/20 (c)	25	27
PNC Funding Corp.
6.70%, 6/10/19	50	59
Prudential Financial, Inc.
7.38%, 6/15/19	70	85
Regions Financial Corp.
5.75%, 6/15/15 (d)	40	41
Reinsurance Group of America, Inc.
6.45%, 11/15/19	50	56
Standard Chartered PLC
3.85%, 4/27/15 (c)	100	104
UnitedHealth Group, Inc.
6.63%, 11/15/37	90	105
US Central Federal Credit Union (U.S. Government Guaranteed)
1.90%, 10/19/12 (d)	250	257
WEA Finance LLC/WT Finance Australia Property Ltd.
6.75%, 9/2/19 (c)	50	59
Wells Fargo & Co.
5.63%, 12/11/17	70	80
Westpac Banking Corp.
3.00%, 8/4/15 (d)	35	36
		2,941

	Face Amount (000)	Value (000)
Industrials (4.1%)
Anadarko Petroleum Corp.
6.95%, 6/15/19 (d)	$20	$22
ArcelorMittal
9.85%, 6/1/19 (d)	25	32
AT&T, Inc.
6.30%, 1/15/38	80	91
AutoNation, Inc.
6.75%, 4/15/18 (d)	50	52
Comcast Corp.
5.70%, 5/15/18	110	126
CVS Caremark Corp.
6.60%, 3/15/19 (d)	80	97
Darden Restaurants, Inc.
6.20%, 10/15/17	50	59
Delhaize America, Inc.
9.00%, 4/15/31	65	92
DirecTV Holdings LLC/DirecTV Financing Co., Inc.
5.88%, 10/1/19	35	40
DISH DBS Corp.
7.13%, 2/1/16	35	37
Frontier Communications Corp.
8.50%, 4/15/20	55	61
Hess Corp.
6.00%, 1/15/40	35	39
Home Depot, Inc.
5.88%, 12/16/36 (d)	30	32
JC Penney Co., Inc.
5.65%, 6/1/20 (d)	10	10
JC Penney Corp., Inc.
6.38%, 10/15/36	28	27
Kohl's Corp.
6.88%, 12/15/37	30	37
Kraft Foods, Inc.
7.00%, 8/11/37	80	99
Lafarge SA
5.50%, 7/9/15 (c)	80	84
Mosaic Co. (The)
7.63%, 12/1/16 (c)	75	81
NBC Universal, Inc.
5.15%, 4/30/20 (c)	55	60
News America, Inc.
7.85%, 3/1/39	60	77
Omnicom Group, Inc.
4.45%, 8/15/20	45	46
Petrobras International Finance Co.
5.75%, 1/20/20 (d)	90	100
QEP Resources, Inc.
6.88%, 3/1/21	15	16
Qwest Corp.
6.50%, 6/1/17	30	33
Rio Tinto Finance USA Ltd.
9.00%, 5/1/19 (d)	60	84

The accompanying notes are an integral part of the financial statements.

2010 Annual Report

September 30, 2010

Portfolio of Investments (cont'd)

Balanced Portfolio

	Face Amount (000)	Value (000)
Industrials (cont'd)
Southern Copper Corp.,
5.38%, 4/16/20 (d)	$15	$16
6.75%, 4/16/40	15	17
Telecom Italia Capital SA
7.18%, 6/18/19 (d)	40	47
Time Warner Cable, Inc.
8.25%, 4/1/19	25	32
Verizon Communications, Inc.
8.95%, 3/1/39	115	169
Weatherford International Ltd.
9.63%, 3/1/19 (d)	35	46
Xerox Corp.
5.63%, 12/15/19	20	22
		1,883
Utilities (0.7%)
EDF SA
4.60%, 1/27/20 (c)(d)	25	27
Energy Transfer Partners LP
9.00%, 4/15/19	25	32
Enterprise Products Operating LLC
5.20%, 9/1/20 (d)	50	54
EQT Corp.
8.13%, 6/1/19	25	31
Exelon Generation Co. LLC
6.25%, 10/1/39	75	81
FirstEnergy Solutions Corp.
6.05%, 8/15/21	40	43
Plains All American Pipeline LP/PAA Finance Corp.
8.75%, 5/1/19 (d)	30	38
		306
		5,130
Mortgages — Other (1.4%)
Banc of America Alternative Loan Trust
5.25%, 1/25/21	108	105
Countrywide Home Loan Mortgage Pass Through Trust
6.00%, 8/25/37	105	85
First Horizon Alternative Mortgage Securities,
5.00%, 11/25/20	64	65
6.25%, 8/25/36	49	39
GMAC Mortgage Corp. Loan Trust,
4.25%, 7/25/40 (c)	123	126
5.75%, 4/25/36	38	36
JP Morgan Mortgage Trust
6.00%, 6/25/37	47	41
Lehman Mortgage Trust
5.50%, 2/25/36	50	44
Structured Adjustable Rate Mortgage Loan Trust
2.65%, 1/25/35 (b)	54	42
WaMu Mortgage Pass Through Certificates
2.77%, 9/25/35 (b)	50	43
		626

	Face Amount (000)	Value (000)
Municipal Bonds (0.5%)
Chicago Transit Authority
6.20%, 12/1/40	$20	$20
City of Chicago
6.40%, 1/1/40	10	11
City of New York
5.97%, 3/1/36	15	16
Illinois State Toll Highway Authority, Highway Revenue, Build America Bonds
6.18%, 1/1/34	50	54
Municipal Electric Authority of Georgia,
6.64%, 4/1/57	20	22
6.66%, 4/1/57	30	32
New York City Transitional Finance Authority
5.27%, 5/1/27	15	16
State of California, General Obligation Bonds
5.95%, 4/1/16	40	44
		215
U.S. Agency Securities (1.3%)
Federal Home Loan Mortgage Corp.,
2.50%, 1/7/14	400	420
4.88%, 6/13/18	150	177
		597
U.S. Treasury Securities (9.5%)
U.S. Treasury Bonds,
4.38%, 11/15/39	300	337
4.63%, 2/15/40 (d)	120	140
6.88%, 8/15/25	30	43
7.50%, 11/15/24	510	773
U.S. Treasury Notes,
1.75%, 7/31/15 (d)	400	410
2.63%, 12/31/14	800	852
3.00%, 8/31/16 - 9/30/16	350	378
3.25%, 12/31/16	500	546
3.38%, 11/15/19	50	54
3.63%, 8/15/19	690	759
		4,292
Total Fixed Income Securities (Cost $16,388)		17,367
	Shares
Common Stocks (52.9%)
Aerospace & Defense (1.3%)
Boeing Co. (The) (d)	1,096	73
General Dynamics Corp.	655	41
Goodrich Corp.	149	11
Honeywell International, Inc.	1,193	52
ITT Corp. (d)	398	19
L-3 Communications Holdings, Inc.	300	22
Lockheed Martin Corp.	350	25
Northrop Grumman Corp. (d)	1,700	103
Precision Castparts Corp. (d)	249	32
Raytheon Co. (d)	2,050	94
Rockwell Collins, Inc. (d)	298	17
United Technologies Corp.	1,392	99
		588

The accompanying notes are an integral part of the financial statements.

2010 Annual Report

September 30, 2010

Portfolio of Investments (cont'd)

Balanced Portfolio

	Shares	Value (000)
Air Freight & Logistics (0.4%)
C.H. Robinson Worldwide, Inc.	200	$14
Expeditors International of Washington, Inc. (d)	100	5
FedEx Corp. (d)	600	51
United Parcel Service, Inc., Class B	1,596	106
		176
Airlines (0.1%)
Southwest Airlines Co.	1,700	22
Auto Components (0.1%)
Johnson Controls, Inc. (d)	1,700	52
Automobiles (0.2%)
Ford Motor Co. (e)	7,702	94
Motors Liquidation Co. (d)(e)	2,200	1
		95
Beverages (1.4%)
Coca-Cola Co. (The)	2,774	162
PepsiCo, Inc. (d)	7,201	479
		641
Biotechnology (0.4%)
Amgen, Inc. (e)	1,197	66
Biogen Idec, Inc. (d)(e)	348	19
Celgene Corp. (d)(e)	497	29
Genzyme Corp. (d)(e)	633	45
Gilead Sciences, Inc. (d)(e)	944	33
		192
Capital Markets (0.9%)
Ameriprise Financial, Inc. (d)	573	27
Bank of New York Mellon Corp. (The)	1,700	45
Charles Schwab Corp. (The)	1,660	23
Franklin Resources, Inc. (d)	873	93
Goldman Sachs Group, Inc. (The) (d)	756	109
Invesco Ltd. (d)	1,536	33
Northern Trust Corp.	420	20
State Street Corp.	700	26
T. Rowe Price Group, Inc. (d)	348	18
		394
Chemicals (0.8%)
Air Products & Chemicals, Inc. (d)	449	37
Dow Chemical Co. (The) (d)	1,700	47
Ecolab, Inc.	447	22
EI du Pont de Nemours & Co. (d)	3,742	167
Monsanto Co. (d)	669	32
PPG Industries, Inc. (d)	449	33
Praxair, Inc.	398	36
		374
Commercial Banks (1.3%)
BB&T Corp. (d)	1,700	41
Fifth Third Bancorp (d)	2,200	27
KeyCorp (d)	1,100	9
M&T Bank Corp. (d)	200	16
PNC Financial Services Group, Inc.	1,500	78
Regions Financial Corp. (d)	2,800	20

	Shares	Value (000)
SunTrust Banks, Inc. (d)	700	$18
US Bancorp	5,700	123
Wells Fargo & Co.	10,100	254
		586
Commercial Services & Supplies (0.3%)
Republic Services, Inc. (d)	746	23
Waste Management, Inc. (d)	3,400	121
		144
Communications Equipment (1.2%)
Cisco Systems, Inc. (e)	17,671	387
Juniper Networks, Inc. (d)(e)	795	24
Motorola, Inc. (d)(e)	1,000	8
QUALCOMM, Inc.	2,187	99
		518
Computers & Peripherals (2.2%)
Apple, Inc. (e)	1,099	312
Dell, Inc. (d)(e)	800	10
EMC Corp. (d)(e)	2,784	56
Hewlett-Packard Co.	7,945	334
NetApp, Inc. (d)(e)	497	25
SanDisk Corp. (e)	100	4
Western Digital Corp. (e)	8,447	240
		981
Construction & Engineering (0.0%)
Fluor Corp. (d)	200	10
Consumer Finance (0.5%)
American Express Co. (d)	4,164	175
Capital One Financial Corp.	600	24
Discover Financial Services (d)	300	5
		204
Distributors (0.2%)
Genuine Parts Co. (d)	1,900	85
Diversified Financial Services (1.4%)
Bank of America Corp.	13,178	173
Citigroup, Inc. (Note G) (e)	29,300	114
CME Group, Inc. (d)	91	24
IntercontinentalExchange, Inc. (e)	50	5
JPMorgan Chase & Co. (d)	8,000	305
Moody's Corp. (d)	100	2
NYSE Euronext	100	3
		626
Diversified Telecommunication Services (1.3%)
AT&T, Inc.	8,767	251
Frontier Communications Corp. (d)	1,584	13
Verizon Communications, Inc. (d)	10,200	332
		596
Electric Utilities (1.3%)
Allegheny Energy, Inc. (d)	300	7
American Electric Power Co., Inc.	1,400	51
DPL, Inc. (d)	414	11
Duke Energy Corp. (d)	3,728	66

The accompanying notes are an integral part of the financial statements.

2010 Annual Report

September 30, 2010

Portfolio of Investments (cont'd)

Balanced Portfolio

	Shares	Value (000)
Electric Utilities (cont'd)
Edison International (d)	1,372	$47
Entergy Corp.	424	32
Exelon Corp. (d)	2,342	100
FirstEnergy Corp. (d)	700	27
FPL Group, Inc. (d)	1,100	60
Great Plains Energy, Inc. (d)	610	11
IDACORP, Inc.	273	10
ITC Holdings Corp.	155	10
Pepco Holdings, Inc. (d)	300	5
PPL Corp. (d)	1,100	30
Progress Energy, Inc. (d)	700	31
Southern Co.	2,200	82
Unisource Energy Corp.	378	13
		593
Electrical Equipment (0.7%)
Emerson Electric Co.	5,969	314
Electronic Equipment, Instruments & Components (0.6%)
Agilent Technologies, Inc. (d)(e)	200	7
Amphenol Corp., Class A (d)	398	19
Corning, Inc. (d)	14,287	261
		287
Energy Equipment & Services (0.9%)
Baker Hughes, Inc.	298	13
Cameron International Corp. (d)(e)	497	21
Halliburton Co.	5,736	190
National Oilwell Varco, Inc.	845	37
Schlumberger Ltd.	2,237	138
		399
Food & Staples Retailing (1.2%)
Costco Wholesale Corp. (d)	900	58
CVS Caremark Corp. (d)	2,800	88
Kroger Co. (The)	1,100	24
Safeway, Inc. (d)	1,100	23
Sysco Corp.	1,600	46
Wal-Mart Stores, Inc.	4,400	236
Walgreen Co.	1,468	49
		524
Food Products (1.0%)
Archer-Daniels-Midland Co. (d)	4,702	150
Campbell Soup Co. (d)	2,800	100
ConAgra Foods, Inc.	811	18
General Mills, Inc.	968	35
H.J. Heinz Co.	592	28
Kellogg Co. (d)	532	27
Kraft Foods, Inc., Class A (d)	2,948	91
Sara Lee Corp.	1,078	15
		464
Gas Utilities (0.0%)
Chesapeake Utilities Corp. (d)	287	10

	Shares	Value (000)
Health Care Equipment & Supplies (0.5%)
Baxter International, Inc. (d)	922	$44
Becton Dickinson and Co. (d)	349	26
Boston Scientific Corp. (e)	3,200	20
Covidien PLC	100	4
Hospira, Inc. (d)(e)	249	14
Intuitive Surgical, Inc. (d)(e)	36	10
Medtronic, Inc.	1,292	43
St. Jude Medical, Inc. (d)(e)	398	16
Stryker Corp. (d)	547	27
Zimmer Holdings, Inc. (d)(e)	348	18
		222
Health Care Providers & Services (0.7%)
Aetna, Inc. (d)	900	28
AmerisourceBergen Corp.	600	18
Cardinal Health, Inc.	700	23
CIGNA Corp. (d)	398	14
Express Scripts, Inc. (d)(e)	746	36
Laboratory Corp. of America Holdings (d)(e)	149	12
McKesson Corp.	500	31
Medco Health Solutions, Inc. (d)(e)	547	29
UnitedHealth Group, Inc.	2,105	74
WellPoint, Inc. (e)	900	51
		316
Hotels, Restaurants & Leisure (0.8%)
Carnival Corp.	200	8
Marriott International, Inc., Class A (d)	100	4
McDonald's Corp. (d)	2,019	150
Starbucks Corp. (d)	1,298	33
Starwood Hotels & Resorts Worldwide, Inc. (d)	447	23
Yum! Brands, Inc. (d)	2,996	138
		356
Household Durables (0.1%)
D.R. Horton, Inc. (d)	900	10
Fortune Brands, Inc. (d)	200	10
Harman International Industries, Inc. (d)(e)	100	3
Leggett & Platt, Inc. (d)	400	9
Lennar Corp., Class A (d)	400	6
Newell Rubbermaid, Inc.	300	6
Pulte Group, Inc. (d)(e)	792	7
Whirlpool Corp. (d)	100	8
		59
Household Products (0.9%)
Colgate-Palmolive Co.	543	42
Kimberly-Clark Corp. (d)	761	50
Procter & Gamble Co. (The)	5,261	315
		407
Independent Power Producers & Energy Traders (0.1%)
AES Corp. (The) (d)(e)	2,500	29
Constellation Energy Group, Inc.	413	13
		42

The accompanying notes are an integral part of the financial statements.

2010 Annual Report

September 30, 2010

Portfolio of Investments (cont'd)

Balanced Portfolio

	Shares	Value (000)
Industrial Conglomerates (0.9%)
3M Co.	1,023	$89
General Electric Co.	20,100	327
Textron, Inc. (d)	500	10
		426
Information Technology Services (1.3%)
Automatic Data Processing, Inc. (d)	2,948	124
Cognizant Technology Solutions Corp., Class A (e)	447	29
Fidelity National Information Services, Inc.	100	3
International Business Machines Corp. (d)	2,390	320
Mastercard, Inc., Class A (d)	140	31
Paychex, Inc. (d)	300	8
Visa, Inc., Class A (d)	520	39
Western Union Co. (The) (d)	1,342	24
		578
Insurance (1.9%)
Aflac, Inc.	2,198	114
Allstate Corp. (The) (d)	1,300	41
AON Corp. (d)	500	20
Berkshire Hathaway, Inc., Class B (d)(e)	2,394	198
Chubb Corp.	2,600	148
Hartford Financial Services Group, Inc. (d)	900	21
Loews Corp.	1,100	42
Marsh & McLennan Cos., Inc.	1,100	26
MetLife, Inc.	1,700	65
Progressive Corp. (The)	1,200	25
Prudential Financial, Inc. (d)	1,848	100
Travelers Cos., Inc. (The) (d)	900	47
		847
Internet & Catalog Retail (0.6%)
Amazon.com, Inc. (e)	396	62
Expedia, Inc. (d)	7,449	210
Priceline.com, Inc. (d)(e)	50	18
		290
Internet Software & Services (0.9%)
eBay, Inc. (d)(e)	1,421	35
Google, Inc., Class A (e)	717	377
Yahoo!, Inc. (d)(e)	1,095	15
		427
Leisure Equipment & Products (0.1%)
Eastman Kodak Co. (d)(e)	700	3
Hasbro, Inc. (d)	200	9
Mattel, Inc.	500	12
		24
Life Sciences Tools & Services (0.1%)
Life Technologies Corp. (d)(e)	348	16
Thermo Fisher Scientific, Inc. (d)(e)	764	37
		53
Machinery (1.0%)
Caterpillar, Inc. (d)	2,244	177
Cummins, Inc. (d)	556	50

	Shares	Value (000)
Danaher Corp. (d)	596	$24
Deere & Co. (d)	717	50
Eaton Corp.	300	25
Illinois Tool Works, Inc. (d)	695	33
Ingersoll-Rand plc (d)	900	32
PACCAR, Inc. (d)	955	46
Parker Hannifin Corp.	350	24
Snap-On, Inc. (d)	100	5
		466
Media (1.3%)
CBS Corp., Class B (d)	1,275	20
Comcast Corp., Class A	6,000	109
DIRECTV, Class A (d)(e)	1,044	43
McGraw-Hill Cos., Inc. (The) (d)	362	12
News Corp., Class A (d)	4,204	55
Omnicom Group, Inc. (d)	645	25
Time Warner Cable, Inc.	760	41
Time Warner, Inc.	2,433	75
Viacom, Inc., Class B	845	31
Walt Disney Co. (The) (d)	5,200	172
		583
Metals & Mining (1.2%)
Alcoa, Inc. (d)	12,000	145
Cliffs Natural Resources, Inc. (d)	1,700	109
Freeport-McMoRan Copper & Gold, Inc. (d)	2,646	226
Newmont Mining Corp. (d)	646	40
Nucor Corp. (d)	519	20
		540
Multi-Utilities (1.4%)
Ameren Corp.	455	13
Avista Corp. (d)	566	12
CenterPoint Energy, Inc.	7,300	115
CH Energy Group, Inc.	290	13
Consolidated Edison, Inc. (d)	700	34
Dominion Resources, Inc. (d)	2,000	87
DTE Energy Co.	365	17
Integrys Energy Group, Inc. (d)	1,900	99
National Grid PLC ADR (United Kingdom)	288	12
NiSource, Inc. (d)	100	2
PG&E Corp.	1,321	60
Public Service Enterprise Group, Inc.	1,781	59
SCANA Corp.	320	13
Sempra Energy (d)	920	49
TECO Energy, Inc. (d)	719	12
Wisconsin Energy Corp.	100	6
Xcel Energy, Inc. (d)	1,400	32
		635
Multiline Retail (1.4%)
Family Dollar Stores, Inc. (d)	5,900	261
JC Penney Co., Inc. (d)	1,700	46
Kohl's Corp. (e)	4,048	213

The accompanying notes are an integral part of the financial statements.

2010 Annual Report

September 30, 2010

Portfolio of Investments (cont'd)

Balanced Portfolio

	Shares	Value (000)
Multiline Retail (cont'd)
Macy's, Inc. (d)	1,100	$25
Nordstrom, Inc. (d)	199	8
Target Corp.	1,400	75
		628
Office Electronics (0.0%)
Xerox Corp. (d)	800	8
Oil, Gas & Consumable Fuels (4.3%)
Anadarko Petroleum Corp. (d)	646	37
Apache Corp.	497	49
Chesapeake Energy Corp. (d)	900	20
Chevron Corp. (d)	4,300	348
ConocoPhillips	4,300	247
Consol Energy, Inc. (d)	199	7
Devon Energy Corp.	660	43
El Paso Corp. (d)	900	11
EOG Resources, Inc. (d)	348	32
Exxon Mobil Corp.	6,456	399
Hess Corp.	500	30
Marathon Oil Corp.	4,300	142
Murphy Oil Corp.	300	19
Noble Energy, Inc. (d)	2,599	195
Occidental Petroleum Corp.	1,094	86
Peabody Energy Corp. (d)	3,298	162
Range Resources Corp. (d)	122	5
Southwestern Energy Co. (e)	547	18
Spectra Energy Corp.	1,400	32
Valero Energy Corp.	1,000	17
Williams Cos., Inc. (The)	1,000	19
		1,918
Paper & Forest Products (0.1%)
International Paper Co. (d)	721	16
Weyerhaeuser Co. (d)	733	11
		27
Personal Products (0.8%)
Avon Products, Inc. (d)	11,891	382
Pharmaceuticals (4.4%)
Abbott Laboratories	8,618	450
Allergan, Inc.	2,541	169
Bristol-Myers Squibb Co.	5,649	153
Eli Lilly & Co. (d)	1,543	56
Forest Laboratories, Inc. (d)(e)	700	22
Johnson & Johnson	5,858	363
Merck & Co., Inc.	3,798	140
Pfizer, Inc.	11,020	189
Teva Pharmaceutical Industries Ltd. ADR (Israel)	4,500	238
Watson Pharmaceuticals, Inc. (e)	4,400	186
		1,966
Real Estate Investment Trusts (REITs) (0.6%)
Boston Properties, Inc. REIT (d)	140	12
Equity Residential REIT (d)	217	10
HCP, Inc. REIT	447	16

	Shares	Value (000)
Health Care, Inc. REIT (d)	2,000	$95
Plum Creek Timber Co., Inc. REIT (d)	2,200	78
Public Storage REIT (d)	47	4
Simon Property Group, Inc. REIT (d)	450	42
Vornado Realty Trust REIT	144	12
		269
Road & Rail (1.1%)
CSX Corp. (d)	5,098	282
Norfolk Southern Corp.	2,799	167
Union Pacific Corp. (d)	748	61
		510
Semiconductors & Semiconductor Equipment (2.8%)
Applied Materials, Inc. (d)	18,979	222
Broadcom Corp., Class A (d)	8,011	284
Intel Corp.	26,801	515
MEMC Electronic Materials, Inc. (d)(e)	400	5
Nvidia Corp. (d)(e)	13,800	161
Texas Instruments, Inc.	2,340	63
		1,250
Software (1.2%)
Adobe Systems, Inc. (d)(e)	993	26
Citrix Systems, Inc. (e)	348	24
Intuit, Inc. (e)	447	19
Microsoft Corp.	12,846	315
Oracle Corp.	4,623	124
Salesforce.com, Inc. (d)(e)	249	28
Symantec Corp. (e)	895	13
		549
Specialty Retail (1.2%)
AutoZone, Inc. (e)	50	11
Bed Bath & Beyond, Inc. (d)(e)	298	13
Best Buy Co., Inc. (d)	5,098	208
CarMax, Inc. (d)(e)	249	7
GameStop Corp., Class A (d)(e)	200	4
Gap, Inc. (The) (d)	998	19
Home Depot, Inc. (d)	4,400	139
Lowe's Cos., Inc. (d)	2,900	65
Ltd. Brands, Inc. (d)	149	4
O'Reilly Automotive, Inc. (e)	149	8
Ross Stores, Inc. (d)	149	8
Staples, Inc. (d)	1,347	28
Tiffany & Co. (d)	149	7
TJX Cos., Inc. (d)	447	20
Urban Outfitters, Inc. (d)(e)	149	5
		546
Textiles, Apparel & Luxury Goods (0.2%)
Coach, Inc. (d)	696	30
NIKE, Inc., Class B (d)	580	46
Polo Ralph Lauren Corp. (d)	100	9
VF Corp. (d)	100	8
		93

The accompanying notes are an integral part of the financial statements.

2010 Annual Report

September 30, 2010

Portfolio of Investments (cont'd)

Balanced Portfolio

	Shares	Value (000)
Thrifts & Mortgage Finance (0.0%)
Hudson City Bancorp, Inc. (d)	1,300	$16
Tobacco (1.2%)
Altria Group, Inc. (d)	3,232	77
Philip Morris International, Inc.	7,546	423
Reynolds American, Inc.	400	24
		524
Wireless Telecommunication Services (0.1%)
American Tower Corp., Class A (e)	497	26
Sprint Nextel Corp. (d)(e)	5,000	23
		49
Total Common Stocks (Cost $23,078)		23,881
Convertible Preferred Stocks (0.2%)
Alternative Energy (0.2%)
Better Place LLC (Cost $84) (e)(f)(g)	27,888	84
Investment Company (0.0%)
iShares MSCI EMU Index Fund (Cost $9)	200	7
Short-Term Investments (37.3%)
Securities held as Collateral on Loaned Securities (25.1%)
Investment Company (22.0%)
Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio — Institutional Class (Note G)	9,927,927	9,928
	Face Amount (000)
Repurchase Agreements (3.1%)
Bank of America Securities, LLC, (0.32%, dated 9/30/10, due 10/1/10; proceeds $654; fully collateralized by a U.S. Government Agency at the date of this Portfolio of Investments as follows: Federal National Mortgage Association; 4.50% due 9/1/40; valued at $667)	$654	654
Barclays Capital, Inc., (0.25%, dated 9/30/10, due 10/1/10; proceeds $744; fully collateralized by a U.S. Treasury Security at the date of this Portfolio of Investments as follows: U.S. Treasury Bond; 8.50% due 2/15/20; valued at $758)	743	743
		1,397
Total Securities held as Collateral on Loaned Securities (Cost $11,325)		11,325
	Shares
Investment Company (7.3%)
Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio — Institutional Class (Note G)	3,295,107	3,295

	Face Amount (000)	Value (000)
U.S. Treasury Securities (4.9%)
U.S. Treasury Bills,
0.13%, 11/18/10 (d)(h)	$725	$725
0.14%, 11/4/10 (h)	525	525
0.15%, 11/4/10 (h)	525	525
0.20%, 10/28/10 (h)(i)	50	50
0.25%, 2/10/11 (h)	400	399
		2,224
Total Short-Term Investments (Cost $16,844)		16,844
Total Investments (128.8%) (Cost $56,403) Including $12,632 of Securities Loaned		58,183
Liabilities in Excess of Other Assets (-28.8%)		(13,013)
Net Assets (100.0%)		$45,170

(a)  Security is subject to delayed delivery.

(b)  Variable/Floating Rate Security — Interest rate changes on these instruments are based on changes in a designated base rate. The rates shown are those in effect on September 30, 2010.

(c)  144A security — Certain conditions for public sale may exist. Unless otherwise noted, these securities are deemed to be liquid.

(d)  All or a portion of security on loan at September 30, 2010.

(e)  Non-income producing security.

(f)  Security has been deemed illiquid at September 30, 2010.

(g)  At September 30, 2010, the Portfolio held approximately $84,000 of fair valued securities, representing 0.2% of net assets. These securities have been fair valued as determined in good faith under procedures established by and under the general supervision of the Portfolio's Trustees.

(h)  Rate shown is the yield to maturity at September 30, 2010.

(i)  All or a portion of the security was pledged to cover margin requirements for futures contracts.

ADR  American Depositary Receipt

IO  Interest Only

REIT  Real Estate Investment Trust

REMIC  Real Estate Mortgage Investment Conduit

STRIPS  Separate Trading of Registered Interest and Principal of Securities

TBA  To Be Announced

The accompanying notes are an integral part of the financial statements.

2010 Annual Report

September 30, 2010

Portfolio of Investments (cont'd)

Balanced Portfolio

Foreign Currency Exchange Contracts Information

The Portfolio had the following foreign currency exchange contract(s) open at period end:

Counterparty	Currency to Deliver (000)		Value (000)	Settlement Date	In Exchange For (000)		Value (000)	Net Unrealized Appreciation (Depreciation) (000)
Bank of America N.A.	CAD	11	$11	10/21/10	USD	11	$11	$— @
Deutsche Bank AG London	AUD	747	721	10/21/10	USD	700	700	(21)
Deutsche Bank AG London	EUR	101	138	10/21/10	USD	132	132	(6)
Deutsche Bank AG London	JPY	1,071	13	10/21/10	USD	13	13	— @
Deutsche Bank AG London	JPY	7,759	93	10/21/10	USD	91	91	(2)
Deutsche Bank AG London	USD	114	114	10/21/10	EUR	86	117	3
Deutsche Bank AG London	USD	358	358	10/21/10	EUR	262	358	— @
Deutsche Bank AG London	USD	325	325	10/21/10	EUR	239	325	— @
Deutsche Bank AG London	USD	104	104	10/21/10	JPY	8,830	106	2
JPMorgan Chase Bank N.A.	USD	3	3	10/21/10	SEK	18	3	— @
State Street Bank and Trust Company	SEK	26	4	10/21/10	USD	4	4	— @
UBS AG	AUD	483	466	10/21/10	USD	460	460	(6)
UBS AG	CHF	452	460	10/21/10	USD	454	454	(6)
UBS AG	CHF	61	62	10/21/10	USD	61	61	(1)
UBS AG	CHF	334	340	10/21/10	USD	340	340	— @
UBS AG	GBP	227	356	10/21/10	USD	351	351	(5)
UBS AG	USD	1,153	1,153	10/21/10	AUD	1,232	1,188	35
UBS AG	USD	50	50	10/21/10	CHF	50	51	1
UBS AG	USD	466	466	10/21/10	CHF	460	468	2
			$5,237				$5,233	$(4)

@    Value is less than $500.

AUD  —  Australian Dollar

CAD  —  Canadian Dollar

CHF  —  Swiss Franc

EUR  —  Euro

GBP  —  British Pound

JPY  —  Japanese Yen

SEK  —  Swedish Krona

USD  —  United States Dollar

Futures Contracts

The Portfolio had the following futures contract(s) open at period end:

	Number of Contracts	Value (000)	Expiration Date	Net Unrealized Appreciation (Depreciation) (000)
Long:
CAC 40 Index	2	$101	Oct-10	$(1)
FTSE 100 Index	5	434	Dec-10	(1)
Hang Seng Index	3	432	Oct-10	(1)
KOSPI 200 Index	4	428	Dec-10	20
S&P 500 Emini Index	64	3,638	Dec-10	60
U.S. Treasury 10 yr. Note	1	126	Dec-10	2
U.S. Treasury 2 yr. Note	15	3,292	Dec-10	2
U.S. Treasury 5 yr. Note	13	1,571	Dec-10	12

Futures Contracts (cont'd)

	Number of Contracts	Value (000)	Expiration Date	Net Unrealized Appreciation (Depreciation) (000)
Short:
MSCI Taiwan	16	$465	Oct-10	$(5)
OMX 30 Index	30	484	Oct-10	(2)
SGX MSCI Singapore Index	8	443	Oct-10	3
U.S. Treasury 10 yr. Note	17	2,143	Dec-10	(11)
U.S. Treasury 2 yr. Note	2	439	Dec-10	(1)
U.S. Treasury 30 yr. Bond	3	401	Dec-10	(5)
				$72

The accompanying notes are an integral part of the financial statements.

2010 Annual Report

September 30, 2010

Portfolio of Investments (cont'd)

Balanced Portfolio

Interest Rate Swap Agreements

The Portfolio had the following interest rate swap agreement(s) open at period end:

Swap Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Fixed Rate	Termination Date	Notional Amount (000)		Net Unrealized Appreciation (Depreciation) (000)
Credit Suisse	3 Month LIBOR	Receive	2.63%	3/11/15		$1,170	$(67)
Credit Suisse	3 Month LIBOR	Receive	2.18	9/8/15	CAD	517	(2)
Credit Suisse	3 Month LIBOR	Receive	2.21	9/8/15		372	(2)
Credit Suisse	3 Month LIBOR	Pay	4.07	9/8/20		604	4
Credit Suisse	3 Month LIBOR	Pay	4.12	9/8/20		435	4
							$(63)

Zero Coupon Swap Agreements

The Portfolio had the following zero coupon swap agreement(s) open at period end:

Swap Counterparty	Notional Amount (000)	Floating Rate Index	Pay/Receive Floating Rate	Termination Date	Unrealized Appreciation (Depreciation) (000)
Deutsche Bank	$235	3 Month LIBOR	Receive	11/15/20	$(21)
JPMorgan Chase	341	3 Month LIBOR	Receive	11/15/22	(47)
					$(68)

LIBOR  London Interbank Offered Rate

Fair Value Measurement Information:

The following is a summary of the inputs used to value the Portfolio's net assets as of September 30, 2010. (See Note A-7 to the financial statements for further information regarding fair value measurement.)

Investment Type	Level 1 Quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Fixed Income Securities
Agency Adjustable Rate Mortgages	$—	$136	$—	$136
Agency Bond — Banking (FDIC Guaranteed)	—	465	—	465
Agency Fixed Rate Mortgages	—	5,108	—	5,108
Asset-Backed Securities	—	89	—	89
Collateralized Mortgage Obligations — Agency Collateral Series	—	132	—	132
Commercial Mortgage Backed Securities	—	577	—	577
Corporate Bonds	—	5,130	—	5,130
Mortgages — Other	—	626	—	626
Municipal Bonds	—	215	—	215

Fair Value Measurement Information: (cont'd)

Investment Type	Level 1 Quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Fixed Income Securities (cont'd)
U.S. Agency Securities	$—	$597	$—	$597
U.S. Treasury Securities	—	4,292	—	4,292
Total Fixed Income Securities	—	17,367	—	17,367
Common Stocks
Aerospace & Defense	588	—	—	588
Air Freight & Logistics	176	—	—	176
Airlines	22	—	—	22
Auto Components	52	—	—	52
Automobiles	95	—	—	95
Beverages	641	—	—	641
Biotechnology	192	—	—	192
Capital Markets	394	—	—	394
Chemicals	374	—	—	374
Commercial Banks	586	—	—	586
Commercial Services & Supplies	144	—	—	144
Communications Equipment	518	—	—	518

The accompanying notes are an integral part of the financial statements.

2010 Annual Report

September 30, 2010

Portfolio of Investments (cont'd)

Balanced Portfolio

Fair Value Measurement Information: (cont'd)

Investment Type	Level 1 Quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Common Stocks (cont'd)
Computers & Peripherals	$981	$—	$—	$981
Construction & Engineering	10	—	—	10
Consumer Finance	204	—	—	204
Distributors	85	—	—	85
Diversified Financial Services	626	—	—	626
Diversified Telecommunication Services	596	—	—	596
Electric Utilities	593	—	—	593
Electrical Equipment	314	—	—	314
Electronic Equipment, Instruments & Components	287	—	—	287
Energy Equipment & Services	399	—	—	399
Food & Staples Retailing	524	—	—	524
Food Products	464	—	—	464
Gas Utilities	10	—	—	10
Health Care Equipment & Supplies	222	—	—	222
Health Care Providers & Services	316	—	—	316
Hotels, Restaurants & Leisure	356	—	—	356
Household Durables	59	—	—	59
Household Products	407	—	—	407
Independent Power Producers & Energy Traders	42	—	—	42
Industrial Conglomerates	426	—	—	426
Information Technology Services	578	—	—	578
Insurance	847	—	—	847
Internet & Catalog Retail	290	—	—	290
Internet Software & Services	427	—	—	427
Leisure Equipment & Products	24	—	—	24
Life Sciences Tools & Services	53	—	—	53
Machinery	466	—	—	466
Media	583	—	—	583
Metals & Mining	540	—	—	540
Multi-Utilities	635	—	—	635
Multiline Retail	628	—	—	628
Office Electronics	8	—	—	8
Oil, Gas & Consumable Fuels	1,918	—	—	1,918
Paper & Forest Products	27	—	—	27
Personal Products	382	—	—	382
Pharmaceuticals	1,966	—	—	1,966

Fair Value Measurement Information: (cont'd)

Investment Type	Level 1 Quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Common Stocks (cont'd)
Real Estate Investment Trusts (REITs)	$269	$—	$—	$269
Road & Rail	510	—	—	510
Semiconductors & Semiconductor Equipment	1,250	—	—	1,250
Software	549	—	—	549
Specialty Retail	546	—	—	546
Textiles, Apparel & Luxury Goods	93	—	—	93
Thrifts & Mortgage Finance	16	—	—	16
Tobacco	524	—	—	524
Wireless Telecommunication Services	49	—	—	49
Total Common Stocks	23,881	—	—	23,881
Convertible Preferred Stocks	—	—	84	84
Investment Company	7	—	—	7
Short-Term Investments
Investment Company	13,223	—	—	13,223
Repurchase Agreements	—	1,397	—	1,397
U.S. Treasury Securities	—	2,224	—	2,224
Total Short-Term Investments	13,223	3,621	—	16,844
Foreign Currency Exchange Contract	—	43	—	43
Futures Contracts	99	—	—	99
Interest Rate Swap Agreements	—	8	—	8
Total Assets	37,210	21,039	84	58,333
Liabilities:
Foreign Currency Exchange Contracts	—	47	—	47
Futures Contracts	27	—	—	27
Interest Rate Swap Agreements	—	71	—	71
Zero Coupon Swap Agreements	—	68	—	68
Total Liabilities	27	186	—	213
Total	$37,183	$20,853	$84	$58,120

The accompanying notes are an integral part of the financial statements.

2010 Annual Report

September 30, 2010

Portfolio of Investments (cont'd)

Balanced Portfolio

Fair Value Measurement Information: (cont'd)

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	Convertible Preferred Stocks (000)	Fixed Income Securities (000)
Balance as of 9/30/09	$—	$—	@
Accrued discounts/premiums	—	—
Realized gain (loss)	—	(—	)@
Change in unrealized appreciation (depreciation)	—	—	@
Net purchases (sales)	84	(—	)@
Transfers in to Level 3	—	—
Transfers out of Level 3	—	—
Balance as of 9/30/10	$84	$—
The amount of total gains (losses) for the period included in earnings attributable to the change in unrealized gains (losses) relating to assets and liabilities still held at Level 3 at 9/30/10.	$—	$—

@  Value is less than $500

The accompanying notes are an integral part of the financial statements.

2010 Annual Report

September 30, 2010

Investment Overview (unaudited)

Mid Cap Growth Portfolio

Performance

For the fiscal year ended September 30, 2010, the Portfolio's Class I had a total return based on net asset value and reinvestment of distributions per share of 24.58%, net of fees. The Portfolio's Class I outperformed against its benchmark the Russell Midcap® Growth Index (the "Index") which returned 18.27%.

Factors Affecting Performance

•  The year ended September 30, 2010 was characterized by renewed concerns about the global economy's recovery. Continued weakness in jobs and real estate data in the U.S. and a potential sovereign debt crisis in several peripheral European countries ignited fears of a double-dip recession in the developed world. Investors fled risky assets for gold and Treasury securities, causing higher levels of volatility and more muted returns in the U.S. equity market than had been seen in 2009. However, in the final months of the period, investor sentiment shifted again. Stocks rallied strongly in September on expectations of additional quantitative easing by the Federal Reserve.

•  The Portfolio's relative performance was driven by positive results from stock selection and an overweight in the consumer discretionary sector, where exposure to the casinos and gambling industry led performance.

•  Stock selection in technology also contributed, although an underweight in the sector modestly detracted from relative gains. The computer services software and systems industry was the chief performance driver.

•  Both stock selection and an underweight in utilities were advantageous to relative performance. Within the sector, the telecommunications industry was the most additive.

•  However, both stock selection and an overweight in financial services were detrimental to relative performance, with underperformance primarily in the diversified financial services industry.

•  Stock selection in energy was another area of weakness, despite the benefit of an overweight there. Within the sector, natural gas producers were the main detractors.

•  Finally, stock selection in health care was disadvantageous to relative performance, while an underweight in the sector did slightly help. Relative returns were dampened by the medical equipment industry.

Management Strategies

•  As a team, we believe having a market outlook can be an anchor. Rather, our focus is on assessing company prospects over three to five years, and owning a portfolio of high-quality companies with diverse business drivers not tied to a particular market environment.

•  As we enter the final quarter of 2010, we remain optimistic. We have seen a lot of volatility in the marketplace this year, and there has been and continues to be little visibility from both a top-down and a bottom-up perspective. We maintain our focus on identifying high-quality companies with sustainable competitive advantages that are not linked to a specific macro economic forecast. With our long-term view and an eye toward capitalizing on compelling opportunities within the marketplace, we continue to seek to upgrade the Portfolio.

*  Minimum Investment

In accordance with SEC regulations, the Portfolio's performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class P shares will vary from the Class I shares based upon their different inception dates and will be negatively impacted by additional fees assessed to that class.

2010 Annual Report

September 30, 2010

Investment Overview (unaudited) (cont'd)

Mid Cap Growth Portfolio

Performance Compared to the Russell Midcap® Growth Index(1) and the Lipper Mid-Cap Growth Funds Index(2)

	Total Returns(3)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(6)
Portfolio — Class I w/o sales charges(4)	24.58%	7.57%	1.20%	13.20%
Russell Midcap® Growth Index	18.27	2.86	–0.88	9.30
Lipper Mid-Cap Growth Funds Index	16.52	4.12	–1.23	9.08
Portfolio — Class P w/o sales charges(5)	24.32	7.30	0.95	9.98
Russell Midcap® Growth Index	18.27	2.86	–0.88	5.95
Lipper Mid-Cap Growth Funds Index	16.52	4.12	–1.23	5.29

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.morganstanley.com/im. Investment returns and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance of share classes will vary due to differences in sales charges and expenses.

(1)  The Russell Midcap® Growth Index measures the performance of the mid-cap growth segment of the U.S. equity universe. It includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell Midcap® Index is a subset of the Russell 1000® Index and includes approximately 800 of the smallest securities in the Russell 1000® Index, which in turn consists of approximately 1,000 of the largest U.S. securities based on a combination of market capitalization and current index membership. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  The Lipper Mid-Cap Growth Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Mid-Cap Growth Funds classification. The index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index. As of the date of this report, the Portfolio was in the Lipper Mid-Cap Growth Funds classification.

(3)  Total returns for the Portfolio reflect expenses waived and/or reimbursed, if applicable, by the Adviser. Without such waivers and/or reimbursements, total returns would have been lower. Fee waivers and/or reimbursements are voluntary and the Adviser reserves the right to commence or terminate any waiver and/or reimbursement at any time.

(4)  Commenced operations on March 30, 1990.

(5)  Commenced operations on January 31, 1997.

(6)  For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date or initial offering of the respective share class of the Portfolio, not the inception of the Indexes.

Portfolio Composition

Classification	Percentage of Total Investments
Consumer Discretionary	29.4%
Technology	17.7
Producer Durables	13.1
Health Care	11.6
Financial Services	10.4
Short-Term Investments	6.3
Materials & Processing	6.0
Other*	5.5
Total Investments	100.0%

*  Industries and/or investment types representing less than 5% of total investments.

2010 Annual Report

September 30, 2010

Portfolio of Investments

Mid Cap Growth Portfolio

	Shares	Value (000)
Common Stocks (97.8%)
Consumer Discretionary (30.9%)
Chipotle Mexican Grill, Inc. (a)	155,211	$26,696
Ctrip.com International Ltd. ADR (China) (a)	3,709,435	177,126
Discovery Communications, Inc., Class C (a)	1,509,861	57,662
Dollar Tree, Inc. (a)	317,894	15,500
Edenred (France) (a)	6,646,209	131,648
Factset Research Systems, Inc.	112,778	9,150
Fastenal Co.	1,449,170	77,081
Gafisa SA ADR (Brazil)	3,333,564	51,637
Groupe Aeroplan, Inc. (Canada)	4,445,887	54,618
Las Vegas Sands Corp. (a)	4,759,514	165,869
Li & Fung Ltd. (Hong Kong)	28,524,900	160,476
Morningstar, Inc. (a)	1,570,682	69,990
Naspers Ltd., Class N (South Africa)	1,773,181	86,697
Natura Cosmeticos SA (Brazil)	26,400	710
NetFlix, Inc. (a)	873,863	141,706
NVR, Inc. (a)	84,889	54,968
Priceline.com, Inc. (a)	521,802	181,764
Sears Holdings Corp. (a)	442,512	31,923
Strayer Education, Inc.	273,342	47,698
Wynn Resorts Ltd.	1,730,024	150,114
		1,693,033
Consumer Staples (1.0%)
Coca-Cola Enterprises, Inc.	1,802,265	55,870
Energy (4.1%)
Petrohawk Energy Corp. (a)	1,181,650	19,072
Range Resources Corp.	2,085,668	79,527
Ultra Petroleum Corp. (a)	3,033,951	127,365
		225,964
Financial Services (11.0%)
Calamos Asset Management, Inc., Class A	1,147,705	13,199
CIT Group, Inc. (a)	1,241,182	50,665
Greenhill & Co., Inc.	1,093,252	86,717
IntercontinentalExchange, Inc. (a)	575,633	60,280
Moody's Corp.	934,585	23,346
MSCI, Inc., Class A (a)	3,674,394	122,027
Redecard SA (Brazil)	4,681,687	72,632
T. Rowe Price Group, Inc.	1,095,717	54,857
Verisk Analytics, Inc., Class A (a)	4,165,638	116,679
		600,402
Health Care (12.2%)
Gen-Probe, Inc. (a)	1,763,468	85,458
IDEXX Laboratories, Inc. (a)	1,158,577	71,508
Illumina, Inc. (a)	2,994,051	147,307
Intuitive Surgical, Inc. (a)	185,435	52,615
Ironwood Pharmaceuticals, Inc. (a)	2,182,528	22,218
Mead Johnson Nutrition Co.	2,325,381	132,338
Stericycle, Inc. (a)	1,173,360	81,525
Techne Corp.	1,203,957	74,320
		667,289

	Shares	Value (000)
Materials & Processing (6.3%)
Intrepid Potash, Inc. (a)	1,933,651	$50,410
Lynas Corp. Ltd. (Australia) (a)	22,849,996	30,147
Martin Marietta Materials, Inc.	904,905	69,651
Rockwood Holdings, Inc. (a)	2,094,996	65,929
Schindler Holding AG (Switzerland)	1,047,790	112,387
Texas Industries, Inc.	566,369	17,852
		346,376
Producer Durables (13.7%)
C.H. Robinson Worldwide, Inc.	1,198,266	83,783
Corporate Executive Board Co. (The)	1,280,963	40,427
Covanta Holding Corp.	4,646,407	73,181
Expeditors International of Washington, Inc.	2,485,913	114,924
Gartner, Inc. (a)	2,619,914	77,130
Intertek Group PLC (United Kingdom)	4,370,849	125,651
Leucadia National Corp. (a)	3,443,981	81,347
Nalco Holding Co.	2,942,409	74,178
New Oriental Education & Technology Group, Inc. ADR (China) (a)	819,791	79,995
		750,616
Technology (18.6%)
Akamai Technologies, Inc. (a)	1,648,223	82,708
Alibaba.com Ltd. (China) (a)	32,064,000	66,782
ARM Holdings PLC ADR (United Kingdom)	2,848,270	53,434
Autodesk, Inc. (a)	2,065,356	66,029
Citrix Systems, Inc. (a)	555,822	37,929
IHS, Inc., Class A (a)	1,008,587	68,584
Millicom International Cellular SA (Guatemala)	516,878	49,595
Red Hat, Inc. (a)	2,404,632	98,590
Rovi Corp. (a)	1,127,125	56,818
Salesforce.com, Inc. (a)	1,476,261	165,046
Solera Holdings, Inc.	2,758,298	121,806
Teradata Corp. (a)	3,928,101	151,468
		1,018,789
Total Common Stocks (Cost $4,554,251)		5,358,339
Convertible Preferred Stocks (0.6%)
Alternative Energy (0.4%)
Better Place LLC (a)(b)(c)	7,507,951	22,524
Health Care (0.2%)
Ironwood Pharmaceuticals, Inc. (a)	1,331,207	13,552
Total Convertible Preferred Stocks (Cost $38,498)		36,076
Short-Term Investment (6.6%)
Investment Company (6.6%)
Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio — Institutional Class (Note G) (Cost $359,619)	359,618,924	359,619
Total Investments (105.0%) (Cost $4,952,368)		5,754,034
Liabilities in Excess of Other Assets (-5.0%)		(276,476)
Net Assets (100.0%)		$5,477,558

The accompanying notes are an integral part of the financial statements.

2010 Annual Report

September 30, 2010

Portfolio of Investments (cont'd)

Mid Cap Growth Portfolio

(a)  Non-income producing security.

(b)  Security has been deemed illiquid at September 30, 2010.

(c)  At September 30, 2010, the Portfolio held approximately $22,524,000 of fair valued securities, representing 0.4% of net assets. These securities have been fair valued as determined in good faith under procedures established by and under the general supervision of the Portfolio's Trustees.

ADR  American Depositary Receipt

Foreign Currency Exchange Contracts Information

The Portfolio had the following foreign currency exchange contract(s) open at period end:

Counterparty	Currency to Deliver (000)		Value (000)	Settlement Date	In Exchange For (000)		Value (000)	Net Unrealized Appreciation (Depreciation) (000)
Credit Suisse London Branch	USD	1,873	$1,873	10/4/10	CAD	1,926	$1,872	$(1)
Mellon Bank	USD	9,253	9,253	10/4/10	EUR	6,788	9,254	1
State Street Bank and Trust Co.	BRL	513	303	10/4/10	USD	303	303	— @
State Street Bank and Trust Co.	HKD	56,386	7,267	10/4/10	USD	7,268	7,268	1
State Street Bank and Trust Co.	USD	721	721	10/4/10	BRL	1,219	721	— @
State Street Bank and Trust Co.	USD	9	9	10/4/10	BRL	14	9	— @
Credit Suisse London Branch	USD	2,313	2,313	10/5/10	HKD	17,951	2,314	1
Royal Bank of Scotland PLC	USD	3,658	3,658	10/5/10	GBP	2,328	3,656	(2)
State Street Bank and Trust Co.	USD	3,728	3,728	10/5/10	CHF	3,659	3,724	(4)
State Street Bank and Trust Co.	USD	5,420	5,420	10/5/10	EUR	3,978	5,423	3
UBS AG	HKD	65,167	8,399	10/5/10	USD	8,397	8,397	(2)
UBS AG	USD	213	213	10/5/10	CHF	209	213	— @
UBS AG	USD	786	786	10/5/10	GBP	501	786	— @
UBS AG	USD	1,054	1,054	10/6/10	AUD	1,087	1,050	(4)
UBS AG	USD	3,000	3,000	10/7/10	ZAR	20,935	3,003	3
			$47,997				$47,993	$(4)

@  —  Value is less than $500.

AUD  —  Australian Dollar

BRL  —  Brazilian Real

CAD  —  Canadian Dollar

CHF  —  Swiss Franc

EUR  —  Euro

GBP  —  British Pound

HKD  —  Hong Kong Dollar

USD  —  United States Dollar

ZAR  —  South African Rand

Fair Value Measurement Information:

The following is a summary of the inputs used to value the Portfolio's net assets as of September 30, 2010. (See Note A-7 to the financial statements for further information regarding fair value measurement.)

Investment Type	Level 1 Quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Common Stocks
Consumer Discretionary	$1,693,033	$—	$—	$1,693,033
Consumer Staples	55,870	—	—	55,870
Energy	225,964	—	—	225,964

Fair Value Measurement Information: (cont'd)

Investment Type	Level 1 Quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Common Stocks (cont'd)
Financial Services	$600,402	$—	$—	$600,402
Health Care	667,289	—	—	667,289
Materials & Processing	346,376	—	—	346,376
Producer Durables	750,616	—	—	750,616
Technology	1,018,789	—	—	1,018,789
Total Common Stocks	5,358,339	—	—	5,358,339

The accompanying notes are an integral part of the financial statements.

2010 Annual Report

September 30, 2010

Portfolio of Investments (cont'd)

Mid Cap Growth Portfolio

Fair Value Measurement Information: (cont'd)

Investment Type	Level 1 Quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Convertible Preferred Stocks	$13,552	$—	$22,524	$36,076
Short-Term Investment
Investment Company	359,619	—	—	359,619
Foreign Currency Exchange Contracts	—	9	—	9
Total Assets	5,731,510	9	22,524	5,754,043
Liabilities:
Foreign Currency Exchange Contracts	—	13	—	13
Total	$5,731,510	$(4)	$22,524	$5,754,030

Fair Value Measurement Information: (cont'd)

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

Convertible Preferred Stocks (000)
Balance as of 9/30/09	$15,974
Accrued discounts/premiums	—
Realized gain (loss)	—
Change in unrealized appreciation (depreciation)	(2,422)
Net purchases (sales)	22,524
Transfers in for Level 3	—
Transfers out of Level 3	(13,552)
Balance as of 9/30/10	$22,524
The amount of total gains (losses) for the period included in earnings attributable to the change in unrealized gains (losses) relating to assets and liabilities still held at Level 3 at 9/30/10.	$—

The accompanying notes are an integral part of the financial statements.

2010 Annual Report

September 30, 2010

Investment Overview (unaudited)

Core Fixed Income Portfolio

Performance

For the fiscal year ended September 30, 2010, the Portfolio's Class I had a total return based on net asset value and reinvestment of distributions per share of 8.57%, net of fees. The Portfolio's Class I outperformed against its benchmark the Barclays Capital U.S. Aggregate Index (the "Index") which returned 8.16%.

Factors Affecting Performance

•  During much of the 12-month period, global sentiment was fragile and financial markets were volatile. Government bonds in most developed countries continued to be regarded as "safe haven" assets relative to sectors with greater credit risk. However, the debt of governments on the periphery of Europe continued to underperform those in other developed markets as investors fretted about their fiscal problems. Outside of these trouble spots, declining government bond yields in the rest of Europe and North America appeared to indicate a general reduction in investors' expectations for economic growth and inflation in those markets, while policy makers in emerging markets continued to adjust monetary policy to recognize economic strength.

•  Amidst continued weakness in economic indicators, the Federal Open Market Committee (the "Fed") kept the federal funds target rate in the range of zero to 0.25%. The labor market continued to languish, with the unemployment rate at its highest level in many years, albeit declining in recent months. On the housing front, data remained dim, with some pockets of improvement.

•  Investment-grade corporate debt posted positive returns during the period (as measured by the Barclays Capital U.S. Corporate Index), and among sectors, financials outpaced industrials and utilities. In mid-2010, the U.S. credit market was negatively affected by the European sovereign debt crisis. However, the outlook for the investment grade corporate debt sector remains favorable in our view — especially in industrials with strong balance sheets, sufficient liquidity, improving revenue growth and free cash flow.

•  The agency mortgage-backed security (MBS) sector performed well during the period. The Fed's support of the agency MBS market ended in March; as expected, the Fed absorbed most of the supply of new MBS during the program's life, though the market remained stable after the withdrawal of the Fed's support. The MBS market also benefited from a lack of refinancing activity. Despite lower rates, refinancing applications did not pick up significantly during the period as tighter credit underwriting standards and lower home values stood in the way for most homeowners.

•  The U.S. Treasury yield curve flattened during the period, with yields on 2-, 5-, 10-, and 30-year Treasuries declining by 44, 94, 71, and 31 basis points, respectively.

•  The Portfolio's allocation to investment-grade credit was the main driver of performance. Within the corporate sector, overweights in the banking, food and beverage, insurance, and media sectors were additive to relative returns as significant spread tightening in these sectors led to their strong performance.

•  Additionally, interest-rate positions contributed to performance. Throughout the period, we employed tactical strategies involving interest rate swaps that were designed to take advantage of anomalies across the swap curve. Similar to the Treasury curve, the swap curve shows the relationship of various maturities of swaps and their yields.

•  The Portfolio's mortgage strategy bolstered performance. Earlier in the period, the Portfolio gained from our focus on bonds with coupons in the 4% to 5.5% range, which benefited strongly from the Fed's MBS purchase program. A move to higher coupon issues (those with coupons of 5.5% and above) was also favorable as prepayments remained low due to homeowner credit impairment, erosion of home equity, and tighter credit standards. Our decision to favor 30-year MBS over the 15-year sector was beneficial as longer-maturity issues outperformed during the period.

•  An overweight to Build America Bonds detracted slightly from relative performance as the sector underperformed other taxable sectors.

2010 Annual Report

September 30, 2010

Investment Overview (unaudited) (cont'd)

Core Fixed Income Portfolio

Management Strategies

•  The Portfolio began the period with an overweight to the MBS sector, and a focus within the sector on bonds with coupons in the 4% to 5.5% range, given our expectations for this portion of the MBS market to outperform as a result of the Fed's MBS purchase program. As MBS prices rose and the Fed's MBS purchase program came to an end, we took profits and moved from an overweight in mortgage spread duration (a measure of risk exposure to a non-Treasury sector) to a neutral weighting. We also shifted the Portfolio's focus to higher-coupon issues.

•  Throughout the period, the Portfolio was positioned with an overweight to investment-grade credit. We have a favorable view of the corporate debt sector and therefore we continue to maintain an overweight to this sector.

•  With regard to interest rate strategy, the Portfolio was positioned to benefit from an anticipated flattening (or, reduction in the difference of yield spreads) between the two- and five-year segments of the yield curve. Once this flattening occurred in the third quarter of 2010, we took profits and unwound the position.

*  Minimum Investment

In accordance with SEC regulations, the Portfolio's performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class P shares will vary from the Class I shares based upon their different inception dates and will be negatively impacted by additional fees assessed to those classes.

Performance Compared to the Barclays Capital U.S. Aggregate Index(1) and the Lipper Intermediate Investment Grade Debt Funds Index(2)

	Total Returns(3)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(6)
Portfolio — Class I w/o sales charges(4)	8.57%	3.15%	5.02%	7.13%
Barclays Capital U.S. Aggregate Index	8.16	6.20	6.41	7.67
Lipper Intermediate Investment Grade Debt Funds Index	11.33	5.75	6.08	N/A
Portfolio — Class P w/o sales charges(5)	8.47	2.92	4.77	4.56
Barclays Capital U.S. Aggregate Index	8.16	6.20	6.41	6.20
Lipper Intermediate Investment Grade Debt Funds Index	11.33	5.75	6.08	5.84

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.morganstanley.com/im. Investment returns and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance of share classes will vary due to differences in sales charges and expenses.

(1)  The Barclays Capital U.S. Aggregate Index tracks the performance of all U.S. government agency and Treasury securities, investment-grade corporate debt securities, agency mortgage-backed securities, asset-backed securities and commercial mortgage-backed securities. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  The Lipper Intermediate Investment Grade Debt Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Intermediate Investment Grade Debt Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index. As of the date of this report, the Portfolio was in the Lipper Intermediate Investment Grade Debt Funds classification.

(3)  Total returns for the Portfolio reflect expenses waived and/or reimbursed, if applicable, by the Adviser. Without such waivers and/or reimbursements, total returns would have been lower. Fee waivers and/or reimbursements are voluntary and the Adviser reserves the right to commence or terminate any waiver and/or reimbursement at any time.

(4)  Commenced operations on September 29, 1987.

(5)  Commenced operations on March 1, 1999.

(6)  For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date or initial offering of the respective share class of the Portfolio, not the inception of the Indexes.

2010 Annual Report

September 30, 2010

Investment Overview (unaudited) (cont'd)

Core Fixed Income Portfolio

Portfolio Composition*

Classification	Percentage of Total Investments
Agency Fixed Rate Mortgages	25.9%
U.S. Treasury Securities	20.6
Other**	15.5
Finance	14.7
Short-Term Investments	11.8
Industrials	11.5
Total Investments	100.0%

*  Percentages indicated are based upon total investments (excluding Securities held as collateral on Loaned Securities) as of September 30, 2010.

**  Industries and/or investment types representing less than 5% of total investments.

2010 Annual Report

September 30, 2010

Portfolio of Investments

Core Fixed Income Portfolio

	Face Amount (000)	Value (000)
Fixed Income Securities (98.8%)
Agency Adjustable Rate Mortgages (1.9%)
Federal Home Loan Mortgage Corp.,
Conventional Pools:
5.52%, 5/1/37	$297	$316
5.92%, 12/1/36	215	228
6.04%, 2/1/37	122	130
Federal National Mortgage Association,
Conventional Pools:
2.60%, 7/1/35	210	220
5.74%, 3/1/38	116	124
Government National Mortgage Association,
Various Pools:
3.38%, 2/20/25 - 6/20/25	322	332
3.63%, 8/20/25 - 9/20/27	67	69
		1,419
Agency Bond — Banking (FDIC Guaranteed) (2.9%)
Ally Financial, Inc.
2.20%, 12/19/12 (a)	2,140	2,213
Agency Fixed Rate Mortgages (29.0%)
Federal Home Loan Mortgage Corp.,
Gold Pools:
5.00%, 10/1/35	1,483	1,568
6.00%, 5/1/37 - 8/1/37	462	497
6.50%, 4/1/29	52	58
7.50%, 5/1/35	81	93
8.00%, 8/1/32	39	45
8.50%, 8/1/31	62	73
October TBA:
4.50%, 10/25/40 (b)	425	442
Federal National Mortgage Association,
Conventional Pools:
5.00%, 3/1/39	1,413	1,498
5.50%, 4/1/34 - 8/1/38	4,616	4,928
6.00%, 12/1/36 - 12/1/38	2,307	2,484
6.03%, 10/25/40	175	196
6.50%, 7/1/29 - 2/1/39	1,663	1,839
7.00%, 10/1/31 - 12/1/31	5	5
7.50%, 8/1/37	140	160
8.00%, 4/1/33	101	117
8.50%, 10/1/32	99	116
November TBA:
4.50%, 11/25/40 (b)	2,075	2,157
October TBA:
4.00%, 10/25/25 (b)	375	392
Government National Mortgage Association,
November TBA:
4.00%, 11/25/40 (b)	2,800	2,887
4.50%, 11/25/40 (b)	1,570	1,649
Various Pools:
4.50%, 5/15/40	777	819
		22,023

	Face Amount (000)	Value (000)
Asset-Backed Securities (1.3%)
Ally Master Owner Trust
2.88%, 4/15/15 (c)	$225	$232
ARI Fleet Lease Trust
1.71%, 8/15/18 (c)(d)	118	118
Brazos Student Finance Corp.
1.19%, 6/25/35 (d)	73	73
Chesapeake Funding LLC
2.26%, 12/15/20 (c)(d)	175	176
GE Dealer Floorplan Master Note Trust
1.81%, 10/20/14 (c)(d)	225	229
Missouri Higher Education Loan Authority
1.17%, 8/27/29 (d)	122	122
		950
Collateralized Mortgage Obligations — Agency Collateral Series (0.7%)
Federal Home Loan Mortgage Corp.,
IO STRIPS
7.49%, 5/15/36 (d)	1,324	213
8.00%, 1/1/28	28	6
Federal National Mortgage Association,
IO REMIC
6.44%, 2/25/24 (d)	800	89
Goverment National Mortgage Association,
IO STRIPS
5.79%, 9/20/40 (b)	1,500	230
		538
Commercial Mortgage Backed Securities (3.0%)
Bear Stearns Commercial Mortgage Securities
5.47%, 1/12/45 (d)	325	356
Citigroup Commercial Mortgage Trust, (Note G)
5.43%, 10/15/49	200	216
5.89%, 12/10/49 (d)	402	431
Commercial Mortgage Pass-Through Certificates
6.01%, 12/10/49 (d)	350	382
Greenwich Capital Commercial Funding Corp.
5.44%, 3/10/39	100	106
GS Mortgage Securities Corp. II
5.55%, 4/10/38 (d)	100	108
LB-UBS Commercial Mortgage Trust,
5.16%, 2/15/31	325	354
5.37%, 9/15/39	300	327
		2,280
Corporate Bonds (32.9%)
Finance (16.4%)
Abbey National Treasury Services PLC
3.88%, 11/10/14 (c)	140	143
Aegon N.V.
4.63%, 12/1/15	175	186
AIG SunAmerica Global Financing VI
6.30%, 5/10/11 (c)	365	374
American Express Co.
8.13%, 5/20/19 (a)	240	311

The accompanying notes are an integral part of the financial statements.

2010 Annual Report

September 30, 2010

Portfolio of Investments (cont'd)

Core Fixed Income Portfolio

	Face Amount (000)	Value (000)
Finance (cont'd)
Bank of America Corp.
5.75%, 12/1/17 (a)	$685	$734
Barclays Bank PLC
6.75%, 5/22/19 (a)	220	262
Bear Stearns Cos. LLC (The),
6.40%, 10/2/17	25	29
7.25%, 2/1/18 (a)	170	207
Boston Properties LP
5.88%, 10/15/19 (a)	50	56
Brookfield Asset Management, Inc.,
5.80%, 4/25/17	115	121
7.13%, 6/15/12	60	65
Capital One Financial Corp.
6.75%, 9/15/17 (a)	200	241
Catlin Insurance Co., Ltd.
7.25%, (c)(d)(g)	155	127
Citigroup, Inc., (Note G)
5.88%, 5/29/37	150	150
6.13%, 11/21/17 - 5/15/18	195	213
8.50%, 5/22/19	240	297
Credit Agricole SA
3.50%, 4/13/15 (c)	290	299
Credit Suisse AG
5.40%, 1/14/20 (a)	135	144
Credit Suisse, New York,
5.30%, 8/13/19	170	189
6.00%, 2/15/18 (a)	60	66
Duke Realty LP
6.75%, 3/15/20 (a)	150	168
General Electric Capital Corp.
6.00%, 8/7/19 (a)	670	755
Goldman Sachs Group, Inc. (The),
6.15%, 4/1/18 (a)	480	533
7.50%, 2/15/19	110	131
Hartford Financial Services Group, Inc.
5.50%, 3/30/20	175	178
HBOS PLC
6.75%, 5/21/18 (c)	340	342
HSBC Bank PLC
3.50%, 6/28/15 (c)	140	147
ING Bank
3.00%, 9/1/15 (a)(c)	115	115
Intesa Sanpaolo SpA
3.63%, 8/12/15 (c)	100	101
JPMorgan Chase & Co.,
3.40%, 6/24/15 (a)	40	42
4.95%, 3/25/20	50	53
6.00%, 1/15/18	95	109
6.30%, 4/23/19	75	87
MetLife, Inc.
7.72%, 2/15/19 (a)	150	191

	Face Amount (000)	Value (000)
NASDAQ OMX Group, Inc. (The)
5.55%, 1/15/20	$170	$181
Nationwide Building Society
6.25%, 2/25/20 (c)	345	381
Pacific LifeCorp
6.00%, 2/10/20 (c)	125	135
Platinum Underwriters Finance, Inc.
7.50%, 6/1/17	120	133
PNC Funding Corp.
6.70%, 6/10/19	125	148
Principal Financial Group, Inc.
8.88%, 5/15/19	100	132
Prudential Financial, Inc.,
4.75%, 9/17/15 (a)	80	87
7.38%, 6/15/19	170	207
Reinsurance Group of America, Inc.
6.45%, 11/15/19	135	150
Royal Bank of Scotland PLC (The)
4.88%, 3/16/15 (a)	295	311
Santander US Debt SA Unipersonal
3.72%, 1/20/15 (a)(c)	200	203
Simon Property Group LP
5.65%, 2/1/20 (a)	25	28
Societe Generale
3.10%, 9/14/15 (a)(c)	115	116
Standard Chartered Bank
6.40%, 9/26/17 (c)	100	112
Standard Chartered PLC
3.85%, 4/27/15 (c)	100	104
Svenska Handelsbanken AB
5.13%, 3/30/20 (c)	175	192
UBS AG
5.88%, 12/20/17 (a)	135	153
UnitedHealth Group, Inc.
6.63%, 11/15/37 (a)	195	228
US Bank NA
3.78%, 4/29/20 (a)(d)	250	261
US Central Federal Credit Union (U.S. Government Guaranteed)
1.90%, 10/19/12 (a)	940	965
WEA Finance LLC/WT Finance Australia Property Ltd.
6.75%, 9/2/19 (c)	200	237
WellPoint, Inc.
6.38%, 6/15/37	285	319
Wells Fargo & Co.
5.63%, 12/11/17 (a)	305	348
Westpac Banking Corp.
3.00%, 8/4/15	145	148
		12,445
Industrials (12.8%)
Agilent Technologies, Inc.
5.50%, 9/14/15	120	135

The accompanying notes are an integral part of the financial statements.

2010 Annual Report

September 30, 2010

Portfolio of Investments (cont'd)

Core Fixed Income Portfolio

	Face Amount (000)	Value (000)
Industrials (cont'd)
Altria Group, Inc.,
4.13%, 9/11/15 (a)	$50	$54
9.25%, 8/6/19	125	168
Anglo American Capital PLC
9.38%, 4/8/19 (a)(c)	200	270
Anheuser-Busch InBev Worldwide, Inc.
7.20%, 1/15/14 (c)	205	239
ArcelorMittal
9.85%, 6/1/19 (a)	100	129
AT&T, Inc.,
6.15%, 9/15/34	200	220
6.30%, 1/15/38	150	170
BAT International Finance PLC
9.50%, 11/15/18 (c)	165	225
Bunge Ltd. Finance Corp.
8.50%, 6/15/19	85	103
Comcast Corp.,
5.15%, 3/1/20 (a)	75	82
5.70%, 5/15/18	100	115
ConAgra Foods, Inc.
8.25%, 9/15/30	140	190
Corning, Inc.,
6.63%, 5/15/19	30	36
7.25%, 8/15/36	50	60
COX Communications, Inc.
8.38%, 3/1/39 (a)(c)	25	34
CVS Pass-Through Trust
6.04%, 12/10/28	350	371
Daimler Finance North America LLC,
7.30%, 1/15/12	95	102
8.50%, 1/18/31 (a)	55	76
Darden Restaurants, Inc.
6.20%, 10/15/17	205	240
Delhaize America, Inc.
9.00%, 4/15/31	75	106
Deutsche Telekom International Finance BV
8.75%, 6/15/30	65	91
DirecTV Holdings LLC/DirecTV Financing Co., Inc.
5.88%, 10/1/19	150	171
Genzyme Corp.
3.63%, 6/15/15 (c)	115	122
Grupo Bimbo SAB de CV
4.88%, 6/30/20 (a)(c)	100	105
Harley-Davidson Funding Corp.
6.80%, 6/15/18 (c)	160	174
Hess Corp.
6.00%, 1/15/40	175	193
Holcim US Finance Sarl & Cie SCS
6.00%, 12/30/19 (c)	85	93
Home Depot, Inc.
5.88%, 12/16/36	190	203

	Face Amount (000)	Value (000)
KLA-Tencor Corp.
6.90%, 5/1/18	$145	$167
Kraft Foods, Inc.
5.38%, 2/10/20 (a)	315	353
L-3 Communications Corp.
4.75%, 7/15/20 (a)	165	173
Mosaic Co. (The)
7.63%, 12/1/16 (c)	225	244
NBC Universal, Inc.
5.15%, 4/30/20 (c)	140	151
News America, Inc.
7.85%, 3/1/39	205	263
Nissan Motor Acceptance Corp.
4.50%, 1/30/15 (c)	75	80
Omnicom Group, Inc.
4.45%, 8/15/20	115	118
Petrobras International Finance Co.
5.75%, 1/20/20	175	195
Potash Corp. of Saskatchewan, Inc.
5.88%, 12/1/36	110	115
Quest Diagnostics, Inc.
6.95%, 7/1/37	200	230
Rio Tinto Finance USA Ltd.
9.00%, 5/1/19 (a)	250	349
Ryder System, Inc.
7.20%, 9/1/15	65	77
Southern Copper Corp.,
5.38%, 4/16/20 (a)	40	43
6.75%, 4/16/40 (a)	65	71
Telecom Italia Capital SA
7.00%, 6/4/18 (a)	170	196
Telefonica Europe BV
8.25%, 9/15/30 (a)	195	258
Teva Pharmaceutical Finance II BV/Teva Pharmaceutical Finance III LLC
3.00%, 6/15/15	155	162
Time Warner Cable, Inc.,
6.75%, 6/15/39 (a)	40	46
8.75%, 2/14/19 (a)	110	145
Time Warner, Inc.,
4.70%, 1/15/21 (a)	100	106
5.88%, 11/15/16	75	87
7.70%, 5/1/32 (a)	10	13
Tyco Electronics Group SA
5.95%, 1/15/14	490	546
Vale Overseas Ltd.,
5.63%, 9/15/19 (a)	110	122
6.88%, 11/10/39	20	23
Verizon Communications, Inc.
8.95%, 3/1/39	145	213
Viacom, Inc.
6.88%, 4/30/36	165	194
Vivendi SA
6.63%, 4/4/18 (c)	120	139

The accompanying notes are an integral part of the financial statements.

2010 Annual Report

September 30, 2010

Portfolio of Investments (cont'd)

Core Fixed Income Portfolio

	Face Amount (000)		Value (000)
Industrials (cont'd)
Weatherford International Ltd.
9.63%, 3/1/19 (a)	$165		$216
Woolworths Ltd.
4.00%, 9/22/20 (c)	125		128
WPP Finance UK
8.00%, 9/15/14	100		119
Xerox Corp.
5.63%, 12/15/19	40		45
Yum! Brands, Inc.
3.88%, 11/1/20	95		95
			9,759
Utilities (3.7%)
CenterPoint Energy Resources Corp.
6.25%, 2/1/37	135		153
EDF SA
4.60%, 1/27/20 (a)(c)	80		87
Enel Finance International SA
5.13%, 10/7/19 (a)(c)	275		292
Energy Transfer Partners LP
9.00%, 4/15/19	125		160
Enterprise Products Operating LLC,
5.25%, 1/31/20 (a)	50		54
6.50%, 1/31/19	160		187
Exelon Generation Co. LLC
6.25%, 10/1/39 (a)	315		339
FirstEnergy Solutions Corp.
6.05%, 8/15/21 (a)	225		241
Iberdrola Finance Ireland Ltd.
5.00%, 9/11/19 (c)	175		175
Kinder Morgan Energy Partners LP
5.95%, 2/15/18	285		322
Nisource Finance Corp.,
6.13%, 3/1/22 (a)	100		114
6.80%, 1/15/19	170		202
Plains All American Pipeline LP/PAA Finance Corp.,
6.70%, 5/15/36	160		175
8.75%, 5/1/19 (a)	65		83
PPL Energy Supply LLC,
6.30%, 7/15/13	165		184
6.50%, 5/1/18 (a)	20		23
			2,791
			24,995
Mortgages — Other (0.0%)
Gemsco Mortgage Pass-Through Certificates
8.70%, 11/25/10 (e)(f)	—	@	—	@
Municipal Bonds (1.2%)
Chicago Transit Authority
6.20%, 12/1/40	100		102
City of Chicago
6.40%, 1/1/40	40		43

	Face Amount (000)	Value (000)
City of New York
5.97%, 3/1/36	$85	$92
Illinois State Toll Highway Authority, Highway Revenue, Build America Bonds
6.18%, 1/1/34	130	139
Municipal Electric Authority of Georgia,
6.64%, 4/1/57	90	97
6.66%, 4/1/57	155	164
New York City Transitional Finance Authority
5.27%, 5/1/27	80	87
State of California, General Obligation Bonds
5.95%, 4/1/16	175	193
		917
Sovereign (0.8%)
Bermuda Government International Bond
5.60%, 7/20/20 (c)	100	109
Export - Import Bank of Korea
4.13%, 9/9/15	100	105
Federative Republic of Brazil
6.00%, 1/17/17	190	222
Korea Development Bank
4.38%, 8/10/15 (a)	130	138
		574
U.S. Agency Securities (2.0%)
Federal Home Loan Mortgage Corp.
4.88%, 6/13/18	600	706
Federal National Mortgage Association,
1.25%, 8/20/13	300	304
6.63%, 11/15/30	385	531
		1,541
U.S. Treasury Securities (23.1%)
U.S. Treasury Bonds,
4.25%, 5/15/39 (a)	1,820	2,001
5.50%, 8/15/28	1,500	1,946
7.50%, 11/15/24	2,900	4,396
U.S. Treasury Notes,
1.75%, 7/31/15 (a)	3,500	3,585
2.25%, 1/31/15 (a)	675	708
2.50%, 4/30/15 (a)	500	530
2.63%, 12/31/14	1,555	1,657
2.75%, 2/15/19 (a)	505	524
3.63%, 2/15/20 (a)	1,950	2,139
		17,486
Total Fixed Income Securities (Cost $70,591)		74,936
	Shares
Short-Term Investments (31.6%)
Securities held as Collateral on Loaned Securities (18.5%)
Investment Company (16.2%)
Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio — Institutional Class (Note G)	12,269,058	12,269

The accompanying notes are an integral part of the financial statements.

2010 Annual Report

September 30, 2010

Portfolio of Investments (cont'd)

Core Fixed Income Portfolio

	Face Amount (000)	Value (000)
Repurchase Agreements (2.3%)
Bank of America Securities, LLC, (0.32%, dated 9/30/10, due 10/1/10; proceeds $808; fully collateralized by a U.S. Government Agency at the date of this Portfolio of Investments as follows: Federal National Mortgage Association; 4.5% due 9/1/40; valued at $824)	$808	$808
Barclays Capital, Inc., (0.25%, dated 9/30/10, due 10/1/10; proceeds $919; fully collateralized by a U.S. Treasury Security at the date of this Portfolio of Investments as follows: U.S. Treasury Bond; 8.5% due 2/15/20; valued at $937)	919	919
		1,727
Total Securities held as Collateral on Loaned Securities (Cost $13,996)		13,996
	Shares
Investment Company (1.8%)
Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio — Institutional Class (See Note G)	1,398,753	1,399
	Face Amount (000)
U.S. Treasury Securities (11.3%)
U.S. Treasury Bills,
0.12%, 11/12/10 (a)(h)	$3,000	3,000
0.13%, 10/28/10 (h)(i)(j)	250	250
0.15%, 10/28/10 (h)(i)(j)	550	550
0.20%, 10/28/10 (h)(i)(j)	783	783
0.25%, 2/10/11 (h)	4,000	3,996
		8,579
Total Short-Term Investments (Cost $23,974)		23,974
Total Investments (130.4%) (Cost $94,565) Including $18,568 of Securities Loaned		98,910
Liabilities in Excess of Other Assets (-30.4%)		(23,050)
Net Assets (100.0%)		$75,860

(a)  All or a portion of this security was on loan at September 30, 2010.

(b)  Security is subject to delayed delivery.

(c)  144A security — Certain conditions for public sale may exist. Unless otherwise noted, these securities are deemed to be liquid.

(d)  Variable/Floating Rate Security — Interest rate changes on these instruments are based on changes in a designated base rate. The rates shown are those in effect on September 30, 2010.

(e)  At September 30, 2010, the Portfolio held less than $500 of fair valued securities, representing less than 0.5% of net assets. These securities have been fair valued as determined in good faith under procedures established by and under the general supervision of the Portfolio's Trustees.

(f)  Security has been deemed illiquid at September 30, 2010.

(g)  Perpetual — Security does not have a predetermined maturity date. Rate for this security is fixed for a period of time then reverts to a floating rate. The interest shown is the rate in effect at September 30, 2010.

(h)  Rate shown is the yield to maturity at September 30, 2010.

(i)  All or a portion of the security was pledged to cover margin requirements for futures contracts.

(j)  All or a portion of the security was pledged as collateral for swap agreements.

@  Face Amount/Value is less than $500.

IO  Interest Only

REMIC  Real Estate Mortgage Investment Conduit

STRIPS  Separate Trading of Registered Interest and Principal of Securities

TBA  To Be Announced

Futures Contracts

The Portfolio had the following futures contract(s) open at period end:

	Number of Contracts	Value (000)	Expiration Date	Net Unrealized Appreciation (Depreciation) (000)
Long:
U.S. Treasury 2 yr. Note	8	$1,756	Dec-10	$—	@
U.S. Treasury 5 yr. Note	61	7,373	Dec-10	56
Short:
U.S. Treasury 10 yr. Note	(54)	(6,807)	Dec-10	(33)
U.S. Treasury 30 yr. Bond	(31)	(4,145)	Dec-10	2
				$25

The accompanying notes are an integral part of the financial statements.

2010 Annual Report

September 30, 2010

Portfolio of Investments (cont'd)

Core Fixed Income Portfolio

Credit Default Swap Agreements

The Portfolio had the following credit default swap agreement(s) open at period end:

Swap Counterparty and Reference Obligation	Buy/Sell Protection	Notional Amount (000)	Pay/Receive Fixed Rate	Termination Date	Upfront Payment Paid (000)	Unrealized Appreciation (Depreciation) (000)	Credit Rating of Reference Obligation†
Bank of America Tyco Electronics Ltd., 6.00%, 10/1/12	Buy	$395	5.00%	6/20/14	$12	$(49)	BBB

†  Credit Rating as issued by Standard and Poor's.

Interest Rate Swap Agreements

The Portfolio had the following interest rate swap agreement(s) open at period end:

Swap Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Fixed Rate	Termination Date	Notional Amount (000)	Unrealized Appreciation (Depreciation) (000)
Credit Suisse	3 Month LIBOR	Receive	2.63%	3/11/15	$5,908	$(339)

Zero Coupon Swap Agreements

The Portfolio had the following zero coupon swap agreement(s) open at period end:

Swap Counterparty	Notional Amount (000)	Floating Rate Index	Pay/Receive Floating Rate	Termination Date	Net Unrealized Appreciation (Depreciation) (000)
Barclays Capital	$2,380	3 Month LIBOR	Receive	11/15/19	$(298)
Barclays Capital	2,380	3 Month LIBOR	Pay	11/15/19	93
JPMorgan Chase	5,350	3 Month LIBOR	Receive	11/15/21	(657)
					$(862)

LIBOR  London Interbank Offered Rate

Fair Value Measurement Information:

The following is a summary of the inputs used to value the Portfolio's net assets as of September 30, 2010. (See Note A-7 to the financial statements for further information regarding fair value measurement.)

Investment Type	Level 1 Quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Fixed Income Securities
Agency Adjustable Rate Mortgages	$—	$1,419	$—	$1,419
Agency Bond — Banking (FDIC Guaranteed)	—	2,213	—	2,213
Agency Fixed Rate Mortgages	—	22,023	—	22,023

Fair Value Measurement Information: (cont'd)

Investment Type	Level 1 Quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)		Total (000)
Fixed Income Securities (cont'd)
Asset-Backed Securities	$—	$950	$—		$950
Collateralized Mortgage Obligations — Agency Collateral Series	—	538	—		538
Commercial Mortgage Backed Securities	—	2,280	—		2,280
Corporate Bonds	—	24,995	—		24,995
Mortgage — Other	—	—	—	@	—	@
Municipal Bonds	—	917	—		917
Sovereign	—	574	—		574
U.S. Agency Securities	—	1,541	—		1,541

The accompanying notes are an integral part of the financial statements.

2010 Annual Report

September 30, 2010

Portfolio of Investments (cont'd)

Core Fixed Income Portfolio

Fair Value Measurement Information: (cont'd)

Investment Type	Level 1 Quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)		Total (000)
Fixed Income Securities (cont'd)
U.S. Treasury Securities	$—	$17,486	$—		$17,486
Total Fixed Income Securities	—	74,936	—	@	74,936
Short-Term Investments
Investment Company	13,668	—	—		13,668
Repurchase Agreements	—	1,727	—		1,727
U.S. Treasury Securities	—	8,579	—		8,579
Total Short-Term Investments	13,668	10,306	—		23,974
Futures Contracts	58	—	—		58
Zero Coupon Swap Agreements	—	93	—		93
Total Assets	13,726	85,335	—	@	99,061
Liabilities:
Futures Contracts	33	—	—		33
Credit Default Swap Agreement	—	49	—		49
Interest Rate Swap Agreement	—	339	—		339
Zero Coupon Swap Agreements	—	955	—		955
Total Liabilities	33	1,343	—		1,376
Total	$13,693	$83,992	$—	@	$97,685

Fair Value Measurement Information: (cont'd)

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Fixed Income Securities (000)
Balance as of 9/30/09	$—	@
Accrued discounts/premiums	—
Realized gain (loss)	1
Change in unrealized appreciation (depreciation)	—	@
Net purchases (sales)	(1)
Transfers in for Level 3	—
Transfers out of Level 3	—
Balance as of 9/30/10	$—	@
The amount of total gains (losses) for the period included in earnings attributable to the change in unrealized gains (losses) relating to assets and liabilities still held at Level 3 at 9/30/10.	$—	@

@  Value is less than $500

The accompanying notes are an integral part of the financial statements.

2010 Annual Report

September 30, 2010

Investment Overview (unaudited)

Core Plus Fixed Income Portfolio

Performance

For the fiscal year ended September 30, 2010, the Portfolio's Class I had a total return based on net asset value and reinvestment of distributions per share of 10.02%, net of fees. The Portfolio's Class I outperformed against its benchmark the Barclays Capital U.S. Aggregate Index (the "Index") which returned 8.16%.

Factors Affecting Performance

•  During much of the 12-month period, global sentiment was fragile and financial markets were volatile. Government bonds in most developed countries continued to be regarded as "safe haven" assets relative to sectors with greater credit risk. However, the debt of governments on the periphery of Europe continued to underperform those in other developed markets as investors fretted about their fiscal problems. Outside of these trouble spots, declining government bond yields in the rest of Europe and North America appeared to indicate a general reduction in investors' expectations for economic growth and inflation in those markets, while policy makers in emerging markets continued to adjust monetary policy to recognize economic strength.

•  Amidst continued weakness in economic indicators, the Federal Open Market Committee (the "Fed") kept the federal funds target rate in the range of zero to 0.25%. The labor market continued to languish, with the unemployment rate at its highest level in many years, albeit declining in recent months. On the housing front, data remained dim, with some pockets of improvement.

•  Investment-grade corporate debt posted positive returns during the period (as measured by the Barclays Capital U.S. Corporate Index), and among sectors, financials outpaced industrials and utilities. In mid-2010, the U.S. credit market was negatively affected by the European sovereign debt crisis. However, the outlook for the investment grade corporate debt sector remains favorable in our view — especially in industrials with strong balance sheets, sufficient liquidity, improving revenue growth and free cash flow.

•  The agency mortgage-backed security (MBS) sector performed well during the period. The Fed's support of the agency MBS market ended in March; as expected, the Fed absorbed most of the supply of new MBS during the program's life, though the market remained stable after the withdrawal of the Fed's support. The MBS market also benefited from a lack of refinancing activity. Despite lower rates, refinancing applications did not pick up significantly during the period as tighter credit underwriting standards and lower home values stood in the way for most homeowners.

•  The U.S. Treasury yield curve flattened during the period, with yields on 2-, 5-, 10-, and 30-year Treasuries declining by 44, 94, 71, and 31 basis points, respectively.

•  The Portfolio's mortgage strategy bolstered performance. Earlier in the period, the Portfolio gained from our focus on bonds with coupons in the 4% to 5.5% range, which benefited strongly from the Fed's MBS purchase program. A move to higher coupon issues (those with coupons of 5.5% and above) was also favorable as prepayments remained low due to homeowner credit impairment, erosion of home equity, and tighter credit standards. Our decision to favor 30-year MBS over the 15-year sector was beneficial as longer-maturity issues outperformed during the period.

•  The Portfolio's allocation to investment-grade credit was the main driver of performance. Within the corporate sector, overweights in the banking, food and beverage, insurance, and media sectors were additive to relative returns as significant spread tightening in these sectors led to their strong performance.

•  Positions in high yield securities as well as a tactical allocation to non-agency mortgage securities, benefited performance. These sectors are not represented in the Index.

•  Additionally, interest-rate positions contributed to performance. Throughout the period, we employed tactical strategies involving interest rate swaps that were designed to take advantage of anomalies across the swap curve. Similar to the Treasury curve, the swap curve shows the relationship of various maturities of swaps and their yields.

•  An overweight to Build America Bonds detracted slightly from relative performance as the sector underperformed other taxable sectors.

2010 Annual Report

September 30, 2010

Investment Overview (unaudited) (cont'd)

Core Plus Fixed Income Portfolio

Management Strategies

•  The Portfolio began the period with an overweight to the MBS sector, and a focus within the sector on bonds with coupons in the 4% to 5.5% range, given our expectations for this portion of the MBS market to outperform as a result of the Fed's MBS purchase program. As MBS prices rose and the Fed's MBS purchase program came to an end, we took profits and moved from an overweight in mortgage spread duration (a measure of risk exposure to a non-Treasury sector) to a neutral weighting. We also shifted the Portfolio's focus to higher-coupon issues.

•  Throughout the period, the Portfolio was positioned with an overweight to investment-grade credit. We have a favorable view of the corporate debt sector and therefore we continue to maintain an overweight to this sector.

•  With regard to interest rate strategy, the Portfolio was positioned to benefit from an anticipated flattening (or, reduction in the difference of yield spreads) between the two- and five-year segments of the yield curve. Once this flattening occurred in the third quarter of 2010, we took profits and unwound the position.

*  Minimum Investment

In accordance with SEC regulations, the Portfolio's performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Investment Class and Class P shares will vary from the Class I shares based upon their different inception dates and will be negatively impacted by additional fees assessed to those classes.

Performance Compared to the Barclays Capital U.S. Aggregate Index(1) and the Lipper Intermediate Investment Grade Debt Funds Index(2)

	Total Returns(3)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(7)
Portfolio — Class I w/o sales charges(4)	10.02%	2.33%	4.62%	7.78%
Barclays Capital U.S. Aggregate Index	8.16	6.20	6.41	8.19
Lipper Intermediate Investment Grade Debt Funds Index	11.33	5.75	6.08	N/A
Portfolio — Investment Class w/o sales charges(5)	9.86	2.19	4.46	4.96
Barclays Capital U.S. Aggregate Index	8.16	6.20	6.41	6.49
Lipper Intermediate Investment Grade Debt Funds Index	11.33	5.75	6.08	6.06
Portfolio — Class P w/o sales charges(6)	9.73	2.09	4.35	4.72
Barclays Capital U.S. Aggregate Index	8.16	6.20	6.41	6.38
Lipper Intermediate Investment Grade Debt Funds Index	11.33	5.75	6.08	5.96

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.morganstanley.com/im. Investment returns and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance of share classes will vary due to differences in sales charges and expenses.

(1)  The Barclays Capital U.S. Aggregate Index tracks the performance of all U.S. government agency and Treasury securities, investment-grade corporate debt securities, agency mortgage-backed securities, asset-backed securities and commercial mortgage-backed securities. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  The Lipper Intermediate Investment Grade Debt Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Intermediate Investment Grade Debt Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index. As of the date of this report, the Portfolio was in the Lipper Intermediate Investment Grade Debt Funds classification.

(3)  Total returns for the Portfolio reflect expenses waived and/or reimbursed, if applicable, by the Adviser. Without such waivers and/or reimbursements, total returns would have been lower. Fee waivers and/or reimbursements are voluntary and the Adviser reserves the right to commence or terminate any waiver and/or reimbursement at any time.

(4)  Commenced operations on November 14, 1984.

(5)  Commenced operations on October 15, 1996.

(6)  Commenced operations on November 7, 1996.

(7)  For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date or initial offering of the respective share class of the Portfolio, not the inception of the Indexes.

2010 Annual Report

September 30, 2010

Investment Overview (unaudited) (cont'd)

Core Plus Fixed Income Portfolio

Portfolio Composition*

Classification	Percentage of Total Investments
Agency Fixed Rate Mortgages	27.2%
Other**	21.9
Finance	16.6
Industrials	15.4
U.S. Treasury Securities	10.2
Short-Term Investments	8.7
Total Investments	100.0%

*  Percentages indicated are based upon total investments (excluding Securities held as collateral on Loaned Securities) as of September 30, 2010.

**  Industries and/or investment types representing less than 5% of total investments.

2010 Annual Report

September 30, 2010

Portfolio of Investments

Core Plus Fixed Income Portfolio

	Face Amount (000)	Value (000)
Fixed Income Securities (99.8%)
Agency Adjustable Rate Mortgages (1.9%)
Federal Home Loan Mortgage Corp.,
Conventional Pools:
5.52%, 5/1/37	$2,347	$2,503
6.04%, 2/1/37	616	653
Federal National Mortgage Association,
Conventional Pools:
2.61%, 5/1/35	2,376	2,488
5.74%, 3/1/38	744	790
Government National Mortgage Association,
Various Pools:
3.13%, 10/20/25 - 11/20/25	48	49
3.38%, 1/20/25 - 2/20/28	3,427	3,540
3.63%, 7/20/25 - 9/20/27	325	337
		10,360
Agency Bond — Banking (FDIC Guaranteed) (2.8%)
Ally Financial, Inc.
2.20%, 12/19/12 (a)	14,401	14,895
Agency Fixed Rate Mortgages (29.8%)
Federal Home Loan Mortgage Corp.,
Conventional Pools:
11.25%, 10/1/11	2	2
11.75%, 4/1/19	1	1
12.00%, 2/1/15	1	1
13.00%, 6/1/19	1	1
Gold Pools:
5.00%, 10/1/35	557	589
5.50%, 12/1/36 - 5/1/37	16,948	18,005
6.00%, 2/1/32 - 8/1/38	5,515	5,919
6.50%, 3/1/16 - 8/1/33	618	684
7.00%, 6/1/28 - 11/1/31	174	197
7.50%, 5/1/16 - 5/1/35	605	686
8.00%, 8/1/32	271	313
8.50%, 8/1/31	346	407
October TBA:
4.50%, 10/25/40 (b)	6,725	6,995
Federal National Mortgage Association,
Conventional Pools:
4.50%, 7/1/40	5,140	5,361
5.00%, 5/1/36 - 4/1/39	20,785	22,080
5.50%, 6/1/35 - 2/1/38	13,130	14,035
6.00%, 10/1/31 - 12/1/38	14,051	15,154
6.50%, 11/1/23 - 10/1/38	12,828	14,214
7.00%, 11/1/13 - 1/1/34	1,102	1,245
7.50%, 8/1/37	874	998
8.00%, 2/1/12 - 4/1/33	683	792
8.50%, 1/1/15 - 10/1/32	625	727
9.50%, 4/1/30	1,028	1,206
11.25%, 8/1/13	2	2
12.00%, 11/1/15	36	43
12.50%, 9/1/15	8	9
November TBA:
4.50%, 11/25/40 (b)	9,875	10,264

	Face Amount (000)	Value (000)
October TBA:
4.00%, 10/25/25 (b)	$2,600	$2,715
Government National Mortgage Association,
November TBA:
4.00%, 11/25/40 (b)	19,145	19,737
4.50%, 11/25/40 (b)	3,575	3,754
5.50%, 11/25/40 (b)	1,275	1,369
Various Pools:
4.50%, 5/15/40 - 6/15/40	9,232	9,733
5.79%, 9/20/40	10,400	1,592
		158,830
Asset-Backed Securities (2.0%)
Ally Master Owner Trust,
2.88%, 4/15/15 (c)	1,496	1,545
3.47%, 4/15/15 (c)	578	591
ARI Fleet Lease Trust
1.71%, 8/15/18 (c)(d)	767	767
Brazos Student Finance Corp.
1.19%, 6/25/35 (d)	474	474
Chesapeake Funding LLC
2.26%, 12/15/20 (c)(d)	995	1,004
Contimortgage Home Equity Trust
8.10%, 8/15/25	46	43
Ford Credit Floorplan Master Owner Trust
1.96%, 2/15/17 (c)(d)	2,237	2,329
GE Dealer Floorplan Master Note Trust
1.81%, 10/20/14 (c)(d)	1,319	1,342
Mid-State Trust
8.33%, 4/1/30	45	46
Missouri Higher Education Loan Authority
1.17%, 8/27/29 (d)	824	824
Westlake Automobile Receivables Trust
5.00%, 5/15/15 (c)	1,950	1,962
		10,927
Collateralized Mortgage Obligations — Agency Collateral Series (1.0%)
Federal Home Loan Mortgage Corp.,
IO STRIPS
7.49%, 5/15/36 (d)	9,006	1,449
7.50%, 12/1/29	121	32
8.00%, 1/1/28 - 6/1/31	945	229
PAC REMIC
9.50%, 4/15/20	2	2
10.00%, 6/15/20	2	2
Federal National Mortgage Association,
Inv Fl REMIC
62.82%, 9/25/20 (d)	16	36
IO PAC REMIC
8.00%, 9/18/27	524	123
IO REMIC
5.00%, 8/25/37	4,967	461
6.00%, 7/25/33	1,240	230
6.44%, 2/25/24 (d)	5,232	585
IO STRIPS
6.50%, 9/1/29 - 12/1/29	2,365	447

The accompanying notes are an integral part of the financial statements.

2010 Annual Report

September 30, 2010

Portfolio of Investments (cont'd)

Core Plus Fixed Income Portfolio

	Face Amount (000)	Value (000)
Collateralized Mortgage Obligations — Agency Collateral Series (cont'd)
8.00%, 4/1/24 - 6/1/30	$1,771	$420
8.50%, 10/1/25	171	35
9.00%, 11/1/26	158	44
REMIC
7.00%, 9/25/32	1,173	1,365
		5,460
Commercial Mortgage Backed Securities (3.5%)
Banc of America Commercial Mortgage, Inc.
5.93%, 2/10/51 (d)	2,842	3,062
Bear Stearns Commercial Mortgage Securities
5.47%, 1/12/45 (d)	1,526	1,673
Citigroup Commercial Mortgage Trust, (Note G)
5.43%, 10/15/49	1,028	1,113
5.89%, 12/10/49 (d)	1,895	2,033
5.92%, 3/15/49 (d)	1,344	1,489
Commercial Mortgage Pass-Through Certificates
6.01%, 12/10/49 (d)	2,045	2,230
Greenwich Capital Commercial Funding Corp.
5.44%, 3/10/39	1,618	1,708
GS Mortgage Securities Corp. II
5.55%, 4/10/38 (d)	1,381	1,489
LB-UBS Commercial Mortgage Trust,
5.16%, 2/15/31	2,099	2,286
5.37%, 9/15/39	1,363	1,485
		18,568
Corporate Bonds (38.9%)
Finance (18.2%)
Abbey National Treasury Services PLC
3.88%, 11/10/14 (c)	869	890
Aegon N.V.
4.63%, 12/1/15	830	883
Aflac, Inc.
3.45%, 8/15/15	645	670
AIG SunAmerica Global Financing VI
6.30%, 5/10/11 (c)	1,919	1,967
American Express Co.
8.13%, 5/20/19	488	631
American Express Credit Corp.
7.30%, 8/20/13	1,072	1,233
Bank of America Corp.,
5.63%, 7/1/20	790	836
5.75%, 12/1/17	2,090	2,238
Barclays Bank PLC
6.75%, 5/22/19	1,544	1,838
Bear Stearns Cos. LLC (The),
5.55%, 1/22/17	715	781
7.25%, 2/1/18	1,375	1,677
BioMed Realty LP
6.13%, 4/15/20 (c)	555	605
Boston Properties LP
5.88%, 10/15/19	500	560

	Face Amount (000)	Value (000)
Brookfield Asset Management, Inc.
5.80%, 4/25/17	$1,086	$1,144
Capital One Bank, (USA) NA
8.80%, 7/15/19	1,110	1,421
Catlin Insurance Co., Ltd.
7.25%, (c)(d)(e)	1,045	857
Citigroup, Inc., (Note G)
5.88%, 5/29/37	1,089	1,087
8.50%, 5/22/19	2,639	3,268
Credit Agricole SA
3.50%, 4/13/15 (c)	1,945	2,008
Credit Suisse AG
5.40%, 1/14/20	2,265	2,421
Credit Suisse, New York
6.00%, 2/15/18	369	408
Digital Reality Trust LP
4.50%, 7/15/15 (c)	1,535	1,586
Discover Bank/Greenwood
7.00%, 4/15/20	1,620	1,765
Duke Realty LP
6.75%, 3/15/20 (a)	1,050	1,175
Farmers Insurance Exchange
8.63%, 5/1/24 (c)	1,695	1,968
General Electric Capital Corp.
6.00%, 8/7/19	5,009	5,646
Goldman Sachs Group, Inc. (The),
6.15%, 4/1/18 (a)	3,685	4,094
7.50%, 2/15/19	295	352
Hartford Financial Services Group, Inc.
5.50%, 3/30/20	1,155	1,177
HBOS PLC
6.75%, 5/21/18 (c)	1,758	1,769
Health Care REIT, Inc.
6.13%, 4/15/20	830	890
HSBC Bank PLC
3.50%, 6/28/15 (c)	1,520	1,596
HSBC Bank USA NA
4.88%, 8/24/20	745	779
ING Bank
3.00%, 9/1/15 (a)(c)	820	820
Intesa Sanpaolo SpA
3.63%, 8/12/15 (c)	1,055	1,069
JPMorgan Chase & Co.,
3.40%, 6/24/15	570	592
4.95%, 3/25/20	560	598
KeyCorp
6.50%, 5/14/13 (a)	1,315	1,442
Lloyds TSB Bank PLC
5.80%, 1/13/20 (c)	575	603
Macquarie Group Ltd.
6.00%, 1/14/20 (a)(c)	1,665	1,744
Merrill Lynch & Co., Inc.
6.88%, 4/25/18	1,818	2,042

The accompanying notes are an integral part of the financial statements.

2010 Annual Report

September 30, 2010

Portfolio of Investments (cont'd)

Core Plus Fixed Income Portfolio

	Face Amount (000)	Value (000)
Finance (cont'd)
MetLife, Inc.
7.72%, 2/15/19	$1,050	$1,339
NASDAQ OMX Group, Inc. (The)
5.55%, 1/15/20	1,110	1,182
Nationwide Building Society
6.25%, 2/25/20 (c)	2,265	2,498
Pacific LifeCorp
6.00%, 2/10/20 (c)	845	913
Platinum Underwriters Finance, Inc.
7.50%, 6/1/17	791	875
PNC Funding Corp.
6.70%, 6/10/19	805	954
Principal Financial Group, Inc.
8.88%, 5/15/19 (a)	658	867
Prudential Financial, Inc.,
4.75%, 9/17/15 (a)	781	846
7.38%, 6/15/19	950	1,159
Regions Financial Corp.
5.75%, 6/15/15 (a)	1,390	1,415
Reinsurance Group of America, Inc.
6.45%, 11/15/19	824	915
Royal Bank of Scotland PLC (The)
4.88%, 3/16/15	1,955	2,059
Santander US Debt SA Unipersonal
3.72%, 1/20/15 (c)	1,200	1,219
SLM Corp.
5.00%, 10/1/13	855	838
Societe Generale
3.10%, 9/14/15 (a)(c)	815	821
Standard Chartered Bank
6.40%, 9/26/17 (c)	790	884
Standard Chartered PLC
3.85%, 4/27/15 (c)	820	856
Svenska Handelsbanken AB
5.13%, 3/30/20 (c)	1,125	1,232
UBS AG,
4.88%, 8/4/20 (a)	250	264
5.88%, 12/20/17	650	737
UBS AG/Stamford CT
3.88%, 1/15/15 (a)	595	622
UnitedHealth Group, Inc.
6.63%, 11/15/37	1,345	1,573
US Central Federal Credit Union (U.S. Government Guaranteed)
1.90%, 10/19/12 (a)	5,828	5,981
Vornado Realty LP
4.25%, 4/1/15	840	870
WEA Finance LLC/WT Finance Australia Property Ltd.
6.75%, 9/2/19 (c)	1,126	1,336
WellPoint, Inc.
6.38%, 6/15/37	1,985	2,222

	Face Amount (000)	Value (000)
Wells Fargo & Co.
5.63%, 12/11/17	$2,093	$2,388
Westpac Banking Corp.
3.00%, 8/4/15	1,085	1,109
		97,104
Industrials (16.8%)
Agilent Technologies, Inc.
5.50%, 9/14/15	329	370
Altria Group, Inc.,
4.13%, 9/11/15	525	564
9.25%, 8/6/19	687	922
Anadarko Petroleum Corp.
6.95%, 6/15/19 (a)	595	665
Anglo American Capital PLC
9.38%, 4/8/19 (c)	1,100	1,486
Anheuser-Busch InBev Worldwide, Inc.,
5.38%, 11/15/14 (c)	175	197
7.20%, 1/15/14 (c)	1,046	1,220
ArcelorMittal
9.85%, 6/1/19 (a)	666	857
AT&T Corp.
8.00%, 11/15/31	33	44
AT&T, Inc.,
5.35%, 9/1/40 (c)	1,069	1,078
6.15%, 9/15/34	1,365	1,499
AutoNation, Inc.
6.75%, 4/15/18 (a)	480	494
BAT International Finance PLC
9.50%, 11/15/18 (c)	930	1,266
Bombardier, Inc.,
7.50%, 3/15/18 (c)	290	313
7.75%, 3/15/20 (c)	575	624
Boston Scientific Corp.
6.00%, 1/15/20 (a)	1,685	1,800
Bunge Ltd. Finance Corp.
8.50%, 6/15/19 (a)	566	685
CBS Corp.
8.88%, 5/15/19 (a)	500	653
CenturyTel, Inc.
6.15%, 9/15/19	325	333
Comcast Corp.,
5.15%, 3/1/20 (a)	555	608
5.70%, 5/15/18	623	714
ConAgra Foods, Inc.,
7.00%, 10/1/28	150	181
8.25%, 9/15/30	945	1,279
Constellation Brands, Inc.
7.25%, 9/1/16 (a)	370	396
Cooper US, Inc.
5.25%, 11/15/12	846	919
Corning, Inc.
7.25%, 8/15/36	345	416

The accompanying notes are an integral part of the financial statements.

2010 Annual Report

September 30, 2010

Portfolio of Investments (cont'd)

Core Plus Fixed Income Portfolio

	Face Amount (000)	Value (000)
Industrials (cont'd)
COX Communications, Inc.
8.38%, 3/1/39 (c)	$164	$221
CRH America, Inc.
6.00%, 9/30/16	1,155	1,295
CSC Holdings LLC
7.63%, 7/15/18 (a)	855	926
CVS Pass-Through Trust
6.04%, 12/10/28	1,958	2,077
Daimler Finance North America LLC,
7.30%, 1/15/12	622	669
8.50%, 1/18/31 (a)	224	309
Darden Restaurants, Inc.
6.20%, 10/15/17	1,445	1,694
Delhaize America, Inc.
9.00%, 4/15/31	802	1,137
Deutsche Telekom International Finance BV
8.75%, 6/15/30	435	611
DirecTV Holdings LLC/DirecTV Financing Co., Inc.,
5.88%, 10/1/19	483	549
7.63%, 5/15/16	332	371
DISH DBS Corp.
7.13%, 2/1/16	580	613
Expedia, Inc.
5.95%, 8/15/20 (c)	765	777
FBG Finance Ltd.
5.13%, 6/15/15 (c)	354	391
Freeport-McMoRan Copper & Gold, Inc.
8.38%, 4/1/17	190	212
Frontier Communications Corp.
8.50%, 4/15/20	1,750	1,940
Gaz Capital SA for Gazprom
6.51%, 3/7/22 (c)	340	363
Genzyme Corp.
3.63%, 6/15/15 (c)	755	802
Georgia-Pacific LLC
8.25%, 5/1/16 (c)	295	329
Grupo Bimbo SAB de CV
4.88%, 6/30/20 (a)(c)	735	771
Harley-Davidson Funding Corp.
6.80%, 6/15/18 (c)	940	1,024
HCA, Inc.
8.50%, 4/15/19	600	672
Holcim US Finance Sarl & Cie SCS
6.00%, 12/30/19 (c)	483	528
Home Depot, Inc.
5.88%, 12/16/36	1,228	1,314
Hyatt Hotels Corp.
6.88%, 8/15/19 (c)	545	607
Ingram Micro, Inc.
5.25%, 9/1/17	815	845

	Face Amount (000)	Value (000)
Intelsat Subsidiary Holding Co. SA
8.50%, 1/15/13	$800	$813
International Paper Co.,
7.30%, 11/15/39 (a)	685	769
7.95%, 6/15/18	795	966
JC Penney Co., Inc.
5.65%, 6/1/20 (a)	310	317
JC Penney Corp., Inc.
6.38%, 10/15/36	647	628
KLA-Tencor Corp.
6.90%, 5/1/18	789	906
Kraft Foods, Inc.,
5.38%, 2/10/20	1,925	2,154
6.75%, 2/19/14	30	35
7.00%, 8/11/37	170	209
Lafarge SA
5.50%, 7/9/15 (c)	765	805
Life Technologies Corp.
6.00%, 3/1/20	780	885
MGM Resorts International
13.00%, 11/15/13 (a)	845	997
Mosaic Co. (The)
7.63%, 12/1/16 (c)	1,500	1,627
NBC Universal, Inc.
5.15%, 4/30/20 (c)	915	990
News America, Inc.
7.85%, 3/1/39	1,292	1,655
Nissan Motor Acceptance Corp.
4.50%, 1/30/15 (c)	485	516
Omnicom Group, Inc.
4.45%, 8/15/20	785	809
Petrobras International Finance Co.
5.75%, 1/20/20	1,085	1,207
Pioneer Natural Resources Co.
6.65%, 3/15/17	405	434
QEP Resources, Inc.
6.88%, 3/1/21	385	419
Quest Diagnostics, Inc.
6.95%, 7/1/37	1,380	1,589
QVC, Inc.
7.13%, 4/15/17 (c)	940	978
Qwest Corp.,
6.50%, 6/1/17	570	626
6.88%, 9/15/33	630	625
8.38%, 5/1/16	400	475
Rio Tinto Finance USA Ltd.
9.00%, 5/1/19	1,654	2,312
Ryder System, Inc.,
5.85%, 11/1/16	400	450
7.20%, 9/1/15	440	519
Sable International Finance Ltd.
7.75%, 2/15/17 (c)	1,255	1,330

The accompanying notes are an integral part of the financial statements.

2010 Annual Report

September 30, 2010

Portfolio of Investments (cont'd)

Core Plus Fixed Income Portfolio

	Face Amount (000)	Value (000)
Industrials (cont'd)
SBA Telecommunications, Inc.
8.25%, 8/15/19	$685	$757
Southern Copper Corp.,
5.38%, 4/16/20 (a)	285	303
6.75%, 4/16/40	420	461
Systems 2001 Asset Trust LLC
6.66%, 9/15/13 (c)	1,325	1,462
Teck Resources Ltd.
10.25%, 5/15/16	1,050	1,277
Telecom Italia Capital SA,
7.00%, 6/4/18	1,183	1,361
7.18%, 6/18/19	5	6
Telefonica Europe BV
8.25%, 9/15/30 (a)	1,201	1,587
Time Warner Cable, Inc.,
6.75%, 6/15/39 (a)	380	440
8.75%, 2/14/19	635	840
Time Warner, Inc.,
4.70%, 1/15/21	685	727
4.88%, 3/15/20	260	283
5.88%, 11/15/16	170	198
7.70%, 5/1/32	171	214
Tyco Electronics Group SA
5.95%, 1/15/14	1,658	1,849
Vale Overseas Ltd.,
5.63%, 9/15/19	694	769
6.88%, 11/10/39	104	120
Verizon Communications, Inc.,
6.35%, 4/1/19	680	831
8.95%, 3/1/39	550	809
Viacom, Inc.
6.88%, 4/30/36	934	1,100
Vivendi SA
6.63%, 4/4/18 (c)	758	881
Warner Chilcott Co. LLC
7.75%, 9/15/18 (c)	800	826
Weatherford International Ltd.
9.63%, 3/1/19 (a)	1,130	1,476
Woolworths Ltd.
4.00%, 9/22/20 (c)	850	868
WPP Finance UK
8.00%, 9/15/14	864	1,031
Wynn Las Vegas LLC
7.75%, 8/15/20 (c)	1,305	1,383
Xerox Corp.,
5.63%, 12/15/19	265	297
6.35%, 5/15/18 (a)	227	264
Yum! Brands, Inc.
3.88%, 11/1/20	640	641
		89,736

	Face Amount (000)		Value (000)
Utilities (3.9%)
CenterPoint Energy Resources Corp.
6.25%, 2/1/37	$712		$806
CMS Energy Corp.
6.25%, 2/1/20	1,645		1,740
Colorado Interstate Gas Co.
6.80%, 11/15/15	149		176
EDF SA
4.60%, 1/27/20 (c)	550		600
El Paso Corp.
8.25%, 2/15/16	650		726
Enel Finance International SA
5.13%, 10/7/19 (c)	1,810		1,923
Energy Transfer Partners LP
9.00%, 4/15/19	875		1,123
Enterprise Products Operating LLC,
5.20%, 9/1/20	1,095		1,188
5.25%, 1/31/20	280		304
EQT Corp.
8.13%, 6/1/19	400		497
Exelon Generation Co. LLC
6.25%, 10/1/39	2,100		2,259
FirstEnergy Solutions Corp.
6.05%, 8/15/21	1,379		1,476
Iberdrola Finance Ireland Ltd.
5.00%, 9/11/19 (c)	1,125		1,126
Kinder Morgan Finance Co. ULC
5.70%, 1/5/16	1,545		1,601
Nisource Finance Corp.,
6.13%, 3/1/22 (a)	695		789
6.80%, 1/15/19	880		1,045
NRG Energy, Inc.
8.50%, 6/15/19	665		704
Plains All American Pipeline LP/PAA Finance Corp.
6.70%, 5/15/36	1,079		1,182
PPL Energy Supply LLC,
6.30%, 7/15/13	870		969
6.50%, 5/1/18 (a)	300		348
			20,582
			207,422
Mortgages — Other (4.0%)
American Express Co.,
9.63%, 12/1/12 (f)(g)	5		—	@
Banc of America Alternative Loan Trust
5.25%, 1/25/21	2,943		2,854
Banc of America Mortgage Securities, Inc.
1.16%, 1/25/36 (d)	—	@	—	@
Countrywide Home Loan Mortgage Pass Through Trust
6.00%, 8/25/37	3,458		2,816
FDIC Structured Sale Guaranteed Notes
0.81%, 2/25/48 (c)(d)	1,704		1,709

The accompanying notes are an integral part of the financial statements.

2010 Annual Report

September 30, 2010

Portfolio of Investments (cont'd)

Core Plus Fixed Income Portfolio

	Face Amount (000)	Value (000)
Mortgages — Other (cont'd)
First Horizon Alternative Mortgage Securities,
5.00%, 11/25/20	$1,646	$1,692
6.25%, 8/25/36	1,557	1,229
GMAC Mortgage Corp. Loan Trust,
4.25%, 7/25/40 (c)	3,628	3,705
5.75%, 4/25/36	919	880
GS Mortgage Securities Corp.
7.50%, 9/25/36 (c)(d)	1,805	1,601
JP Morgan Mortgage Trust
6.00%, 6/25/37	869	760
Lehman Mortgage Trust
5.50%, 2/25/36	1,767	1,552
Mastr Adjustable Rate Mortgages Trust
1.31%, 4/25/46 (d)	2,269	102
Structured Adjustable Rate Mortgage Loan Trust,
0.56%, 9/25/34 (d)	456	351
2.65%, 1/25/35 (d)	1,462	1,133
WaMu Mortgage Pass Through Certificates
2.77%, 9/25/35 (d)	1,008	864
		21,248
Municipal Bonds (1.2%)
Chicago Transit Authority
6.20%, 12/1/40	665	678
City of Chicago
6.40%, 1/1/40	255	273
City of New York
5.97%, 3/1/36	545	590
Illinois State Toll Highway Authority, Highway Revenue, Build America Bonds
6.18%, 1/1/34	877	939
Municipal Electric Authority of Georgia,
6.64%, 4/1/57	563	607
6.66%, 4/1/57	1,076	1,135
New York City Transitional Finance Authority
5.27%, 5/1/27	540	588
State of California, General Obligation Bonds
5.95%, 4/1/16	1,230	1,359
		6,169
Sovereign (1.0%)
Bermuda Government International Bond
5.60%, 7/20/20 (c)	775	839
Export - Import Bank of Korea
4.13%, 9/9/15	600	632
Federative Republic of Brazil
6.00%, 1/17/17	1,796	2,101
Korea Development Bank
4.38%, 8/10/15 (a)	875	929
State of Qatar
4.00%, 1/20/15 (c)	645	684
		5,185

	Face Amount (000)	Value (000)
U.S. Agency Securities (2.5%)
Federal Home Loan Mortgage Corp.,
3.00%, 7/28/14 (a)	$6,519	$6,978
4.88%, 6/13/18	379	446
5.13%, 11/17/17	2,726	3,240
6.75%, 3/15/31	1,185	1,663
Federal National Mortgage Association
5.38%, 6/12/17	1,085	1,306
		13,633
U.S. Treasury Securities (11.2%)
U.S. Treasury Bonds,
4.25%, 5/15/39 (a)	7,704	8,471
4.38%, 11/15/39	3,600	4,039
4.63%, 2/15/40 (a)	2,963	3,463
7.50%, 11/15/24	15,800	23,954
U.S. Treasury Notes,
2.75%, 2/15/19 (a)	2,000	2,075
3.00%, 9/30/16 (a)	2,989	3,224
3.63%, 8/15/19	10,000	10,999
4.75%, 8/15/17	2,803	3,328
		59,553
Total Fixed Income Securities (Cost $506,595)		532,250
	Shares
Short-Term Investments (14.3%)
Securities held as Collateral on Loaned Securities (4.7%)
Investment Company (4.1%)
Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio — Institutional Class (Note G)	22,100,802	22,101
	Face Amount (000)
Repurchase Agreements (0.6%)
Bank of America Securities, LLC, (0.32%, dated 9/30/10, due 10/1/10; proceeds $1,455; fully collateralized by a U.S. Government Agency at the date of this Portfolio of Investments as follows: Federal National Mortgage Association; 4.5% due 9/1/40; valued at $1,484)	$1,455	1,455
Barclays Capital, Inc., (0.25%, dated 9/30/10, due 10/1/10; proceeds $1,655; fully collateralized by a U.S. Treasury Security at the date of this Portfolio of Investments as follows: U.S. Treasury Bond; 8.5% due 2/15/20; valued at $1,688)	1,655	1,655
		3,110
Total Securities held as Collateral on Loaned Securities (Cost $25,211)		25,211
	Shares
Investment Company (1.3%)
Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio — Institutional Class (Note G)	6,916,271	6,916

The accompanying notes are an integral part of the financial statements.

2010 Annual Report

September 30, 2010

Portfolio of Investments (cont'd)

Core Plus Fixed Income Portfolio

	Face Amount (000)	Value (000)
U.S. Treasury Securities (8.3%)
U.S. Treasury Bills,
0.17%, 10/28/10 (h)(i)(j)	$255	$255
0.18%, 10/28/10 (h)(i)(j)	310	310
0.19%, 1/13/11 (a)(h)	11,500	11,494
0.19%, 10/28/10 (h)(i)(j)	1,496	1,496
0.19%, 10/28/10 (h)(i)(j)	390	390
0.20%, 10/28/10 (h)(i)(j)	7,434	7,433
0.22%, 10/28/10 (h)(i)(j)	1,590	1,590
0.25%, 2/10/11 (h)	21,169	21,149
		44,117
Total Short-Term Investments (Cost $76,244)		76,244
Total Investments (114.1%) (Cost $582,839) Including $34,018 of Securities Loaned		608,494
Liabilities in Excess of Other Assets (-14.1%)		(75,117)
Net Assets (100.0%)		$533,377

(a)  All or a portion of this security was on loan at September 30, 2010.

(b)  Security is subject to delayed delivery.

(c)  144A security — Certain conditions for public sale may exist. Unless otherwise noted, these securities are deemed to be liquid.

(d)  Variable/Floating Rate Security — Interest rate changes on these instruments are based on changes in a designated base rate. The rates shown are those in effect on September 30, 2010.

(e)  Perpetual — Security does not have a predetermined maturity date. Rate for this security is fixed for a period of time then reverts to a floating rate. The interest shown is the rate in effect at September 30, 2010.

(f)  At September 30, 2010, the Portfolio held less than $500 of fair valued securities, representing less than 0.01% of net assets. These securities have been fair valued as determined in good faith under procedures established by and under the general supervision of the Portfolio's Trustees.

(g)  Security has been deemed illiquid at September 30, 2010.

(h)  Rate shown is the yield to maturity at September 30, 2010.

(i)  All or a portion of the security was pledged to cover margin requirements for futures contracts.

(j)  All or a portion of the security was pledged as collateral for swap agreements.

@  Face Amount/Value is less than $500.

Inv FI  Inverse Floating Rate — Interest rate fluctuates with an inverse relationship to an associated interest rate. Indicated rate is the effective rate at September 30, 2010.

IO  Interest Only

PAC  Planned Amortization Class

REIT  Real Estate Investment Trust

REMIC  Real Estate Mortgage Investment Conduit

STRIPS  Separate Trading of Registered Interest and Principal of Securities

TBA  To Be Announced

Futures Contracts:

The Portfolio had the following futures contract(s) open at period end:

	Number of Contracts	Value (000)	Expiration Date	Net Unrealized Appreciation (Depreciation) (000)
Long:
U.S. Treasury 5 yr. Note	582	$70,345	Dec-10	$567
Short:
U.S. Treasury 2 yr. Note	3	658	Dec-10	(1)
U.S. Treasury 10 yr. Note	485	61,133	Dec-10	(336)
U.S. Treasury 30 yr. Bond	89	11,901	Dec-10	38
				$268

The accompanying notes are an integral part of the financial statements.

2010 Annual Report

September 30, 2010

Portfolio of Investments (cont'd)

Core Plus Fixed Income Portfolio

Credit Default Swap Agreements

The Portfolio had the following credit default swap agreement(s) open at period end:

Swap Counterparty and Reference Obligation	Buy/Sell Protection	Notional Amount (000)	Pay/Receive Fixed	Termination Date	Upfront Payment Paid (000)	Unrealized Appreciation (Depreciation) (000)	Credit Rating of Reference Obligation†
Bank of America Tyco Electronics Ltd., 6.00%, 10/1/12	Buy	$2,115	5.00%	6/20/14	$65	$(263)	BBB

†  Credit Rating as issued by Standard and Poor's.

Interest Rate Swap Agreements

The Portfolio had the following interest rate swap agreement(s) open at period end:

Swap Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Fixed Rate	Termination Date	Notional Amount (000)		Net Unrealized Appreciation (Depreciation) (000)
Credit Suisse	3 Month LIBOR	Receive	2.63%	3/11/15		$35,600	$(2,044)
Credit Suisse	3 Month LIBOR	Receive	2.18	9/8/15	CAD	15,536	(56)
Credit Suisse	3 Month LIBOR	Receive	2.21	9/8/15		11,200	(55)
Credit Suisse	3 Month LIBOR	Pay	4.07	9/8/20		18,197	126
Credit Suisse	3 Month LIBOR	Pay	4.12	9/8/20		13,120	121
							$(1,908)

CAD — Canadian Dollar

Zero Coupon Swap Agreements

The Portfolio had the following zero coupon swap agreement(s) open at period end:

Swap Counterparty	Notional Amount (000)	Floating Rate Index	Pay/Receive Floating Rate	Termination Date	Unrealized Appreciation (Depreciation) (000)
Barclays Capital	$12,410	3 Month LIBOR	Receive	11/15/19	$(1,553)
Barclays Capital	16,800	3 Month LIBOR	Receive	11/15/21	(2,136)
					$(3,689)

LIBOR  London Interbank Offered Rate

Fair Value Measurement Information:

The following is a summary of the inputs used to value the Portfolio's net assets as of September 30, 2010. (See Note A-7 to the financial statements for further information regarding fair value measurement.)

Investment Type	Level 1 Quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Fixed Income Securities
Agency Adjustable Rate Mortgages	$—	$10,360	$—	$10,360
Agency Bond — Banking (FDIC Guaranteed)	—	14,895	—	14,895

Fair Value Measurement Information: (cont'd)

Investment Type	Level 1 Quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Fixed Income Securities (cont'd)
Agency Fixed Rate Mortgages	$—	$158,830	$—	$158,830
Asset-Backed Securities	—	10,927	—	10,927
Collateralized Mortgage Obligations — Agency Collateral Series	—	5,460	—	5,460
Commercial Mortgage Backed Securities	—	18,568	—	18,568

The accompanying notes are an integral part of the financial statements.

2010 Annual Report

September 30, 2010

Portfolio of Investments (cont'd)

Core Plus Fixed Income Portfolio

Fair Value Measurement Information: (cont'd)

Investment Type	Level 1 Quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)		Total (000)
Fixed Income Securities (cont'd)
Corporate Bonds	$—	$207,422	$—		$207,422
Mortgages — Other	—	21,248	—	@	21,248
Municipal Bonds	—	6,169	—		6,169
Sovereign	—	5,185	—		5,185
U.S. Agency Securities	—	13,633	—		13,633
U.S. Treasury Securities	—	59,553	—		59,553
Total Fixed Income Securities	—	532,250	—	@	532,250
Short-Term Investments
Investment Company	29,017	—	—		29,017
Repurchase Agreements	—	3,110	—		3,110
U.S. Treasury Securities	—	44,117	—		44,117
Total Short-Term Investments	29,017	47,227	—		76,244
Futures Contracts	605	—	—		605
Interest Rate Swap Agreements	—	247	—		247
Total Assets	29,622	579,724	—	@	609,346
Liabilities:
Futures Contracts	337	—	—		337
Credit Default Swap Agreement	—	263	—		263
Interest Rate Swap Agreements	—	2,155	—		2,155
Zero Coupon Swap Agreements	—	3,689	—		3,689
Total Liabilities	337	6,107	—		6,444
Total	$29,285	$573,617	$—	@	$602,902

Fair Value Measurement Information: (cont'd)

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

	Fixed Income Securities (000)
Balance as of 9/30/09	$2
Accrued discounts/premiums	—
Realized gain (loss)	355
Change in unrealized appreciation (depreciation)	30
Net purchases (sales)	(387)
Transfers in for Level 3	—
Transfers out of Level 3	—
Balance as of 9/30/10	$—	@
The amount of total gains (losses) for the period included in earnings attributable to the change in unrealized gains (losses) relating to assets and liabilities still held at Level 3 at 9/30/10.	$11

@  Valued at less than $500

The accompanying notes are an integral part of the financial statements.

2010 Annual Report

September 30, 2010

Investment Overview (unaudited)

Intermediate Duration Portfolio

Performance

For the fiscal year ended September 30, 2010, the Portfolio's Class I had a total return based on net asset value and reinvestment of distributions per share of 7.92%, net of fees. The Portfolio's Class I outperformed against its benchmark the Barclays Capital Intermediate U.S. Government/Credit Index (the "Index") which returned 7.77%.

Factors Affecting Performance

•  During much of the 12-month period, global sentiment was fragile and financial markets were volatile. Government bonds in most developed countries continued to be regarded as "safe haven" assets relative to sectors with greater credit risk. However, the debt of governments on the periphery of Europe continued to underperform those in other developed markets as investors fretted about their fiscal problems. Outside of these trouble spots, declining government bond yields in the rest of Europe and North America appeared to indicate a general reduction in investors' expectations for economic growth and inflation in those markets, while policy makers in emerging markets continued to adjust monetary policy to recognize economic strength.

•  Amidst continued weakness in economic indicators, the Federal Open Market Committee (the "Fed") kept the federal funds target rate in the range of zero to 0.25%. The labor market has continued to languish, with the unemployment rate at its highest level in many years, albeit declining in recent months. On the housing front, data remain dim, with some pockets of improvement.

•  Investment-grade corporate debt posted positive returns during the period (as measured by the Barclays Capital U.S. Corporate Index), and among sectors, financials outpaced industrials and utilities. In mid-2010, the U.S. credit market was negatively affected by the European sovereign debt crisis. However, the outlook for debt in the investment grade corporate remains favorable in our view — especially in industrials with strong balance sheets, sufficient liquidity, improving revenue growth and free cash flow; and in financials, namely larger banks with improving asset bases and capital structures.

•  The U.S. Treasury yield curve flattened during the period, with yields on 2-, 5-, 10-, and 30-year Treasuries declining by 44, 94, 71, and 31 basis points, respectively.

•  The Portfolio's allocation to investment-grade credit was beneficial to performance. Within the corporate sector, overweights in the banking, food and beverage, insurance, and media sectors were additive to relative returns as significant spread tightening in these sectors led to their strong performance.

•  Additionally, interest-rate positions contributed to performance. Throughout the period, we employed tactical strategies involving interest rate swaps that were designed to take advantage of anomalies across the swap curve. Similar to the Treasury curve, the swap curve shows the relationship of various maturities of swaps and their yields.

•  However, an underweight to the two-year part of the yield curve detracted from performance as two-year yields tightened to historic lows.

•  An overweight to Build America Bonds also hampered relative performance as the sector underperformed other taxable sectors.

Management Strategies

•  Throughout this period, the Portfolio has been positioned with an overweight to investment-grade credit. We have a favorable view of the corporate debt sector and therefore continue to maintain an overweight to this sector.

•  During the second half of the period, the Portfolio was positioned to benefit from an anticipated flattening (or, reduction in the difference of yield spreads) between the two- and five-year segments of the yield curve. Once this flattening occurred in the third quarter of 2010, we took profits and unwound the position.

2010 Annual Report

September 30, 2010

Investment Overview (unaudited) (cont'd)

Intermediate Duration Portfolio

*  Minimum Investment

In accordance with SEC regulations, the Portfolio's performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Investment Class shares will vary from the Class I shares based upon their different inception dates and will be negatively impacted by additional fees assessed to that class.

Performance Compared to the Barclays Capital Intermediate U.S. Government/Credit Index(1) and the Lipper Short-Intermediate Investment Grade Debt Funds Index(2)

	Total Returns(3)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(6)
Portfolio — Class I w/o sales charges(4)	7.92%	3.46%	4.77%	5.56%
Barclays Capital Intermediate U.S. Government/Credit Index	7.77	5.95	6.05	6.39
Lipper Short-Intermediate Investment Grade Debt Funds Index	7.83	5.08	5.07	6.46
Portfolio — Investment Class w/o sales charges(5)	7.68	3.30	4.61	4.79
Barclays Capital Intermediate U.S. Government/Credit Index	7.77	5.95	6.05	6.11
Lipper Short-Intermediate Investment Grade Debt Funds Index	7.83	5.08	5.07	6.14

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.morganstanley.com/im. Investment returns and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance of share classes will vary due to differences in sales charges and expenses.

(1)  The Barclays Capital Intermediate U.S. Government/Credit Index is a fixed income market capitalization-weighted index of investment-grade (BBB-/Baa3) or higher publicly-traded fixed-rate U.S. government, U.S. agency, and corporate issues with remaining maturities of at least one year and not longer than ten years. To be included in the Index, bonds must have an outstanding par value of at least $250 million. Non-dollar denominated and convertible bonds are excluded from the Index. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  The Lipper Short-Intermediate Investment Grade Debt Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Short-Intermediate Investment Grade Debt Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index. As of the date of this report, the Portfolio was in the Lipper Short-Intermediate Investment Grade Debt Funds classification.

(3)  Total returns for the Portfolio reflect expenses waived and/or reimbursed, if applicable, by the Adviser. Without such waivers and/or reimbursements, total returns would have been lower. Fee waivers and/or reimbursements are voluntary and the Adviser reserves the right to commence or terminate any waiver and/or reimbursement at any time.

(4)  Commenced operations on October 3, 1994.

(5)  Commenced operations on August 16, 1999.

(6)  For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date or initial offering of the respective share class of the Portfolio, not the inception of the Indexes.

Portfolio Composition

Classification	Percentage of Total Investments
U.S. Treasury Securities	44.0%
Finance	18.9
Industrials	13.7
Agency Bonds — Banking (FDIC Guaranteed)	9.2
U.S. Agency Securities	5.3
Other*	5.3
Short-Term Investments	3.6
Total Investments	100.0%

*  Industries and/or investment types representing less than 5% of total investments.

2010 Annual Report

September 30, 2010

Portfolio of Investments

Intermediate Duration Portfolio

	Face Amount (000)	Value (000)
Fixed Income Securities (97.6%)
Agency Bonds — Banking (FDIC Guaranteed) (9.3%)
Ally Financial, Inc.
2.20%, 12/19/12	$4,280	$4,427
General Electric Capital Corp.
2.63%, 12/28/12	4,000	4,173
		8,600
Agency Fixed Rate Mortgages (0.2%)
Federal National Mortgage Association,
Conventional Pools:
6.50%, 7/1/30 - 5/1/33	170	190
7.00%, 11/1/32	3	3
Government National Mortgage Association,
Various Pools:
9.50%, 11/15/16 - 1/15/19	38	39
		232
Asset-Backed Security (0.2%)
ARI Fleet Lease Trust
1.71%, 8/15/18 (a)(b)	151	151
Collateralized Mortgage Obligations — Agency Collateral Series (0.0%)
Federal Home Loan Mortgage Corp.,
IO REMIC
7.00%, 2/15/32	45	9
IO STRIPS
6.50%, 8/1/28	163	27
		36
Corporate Bonds (36.1%)
Finance (19.2%)
Abbey National Treasury Services PLC
3.88%, 11/10/14 (b)	250	256
Aegon N.V.
4.63%, 12/1/15	200	213
AIG SunAmerica Global Financing VI
6.30%, 5/10/11 (b)	295	302
American Express Co.
8.13%, 5/20/19	385	498
American Express Credit Corp., Series C
7.30%, 8/20/13	100	115
Bank of America Corp.,
5.65%, 5/1/18	120	127
5.75%, 12/1/17	270	289
Barclays Bank PLC
6.75%, 5/22/19	430	512
Bear Stearns Cos. LLC (The),
6.40%, 10/2/17	375	437
7.25%, 2/1/18	355	433
Boston Properties LP
5.63%, 11/15/20	280	308
Brookfield Asset Management, Inc.,
5.80%, 4/25/17	30	32
7.13%, 6/15/12	220	237

	Face Amount (000)	Value (000)
Capital One Bank, (USA) NA
8.80%, 7/15/19	$275	$352
Catlin Insurance Co., Ltd.
7.25%, (a)(b)(c)	150	123
Citigroup, Inc., (Note G)
6.13%, 11/21/17	685	749
8.50%, 5/22/19	175	217
Commonwealth Bank of Australia
5.00%, 10/15/19 (b)	335	364
Credit Agricole SA
3.50%, 4/13/15 (b)	355	366
Credit Suisse AG
5.40%, 1/14/20	595	636
Credit Suisse, New York
6.00%, 2/15/18	105	116
Duke Realty LP
6.75%, 3/15/20	200	224
General Electric Capital Corp.,
5.63%, 5/1/18	350	389
6.00%, 8/7/19	775	874
Goldman Sachs Group, Inc. (The),
6.15%, 4/1/18	240	267
6.25%, 9/1/17	500	561
7.50%, 2/15/19	115	137
Hartford Financial Services Group, Inc.
5.50%, 3/30/20	210	214
HBOS PLC
6.75%, 5/21/18 (b)	320	322
HSBC Finance Corp.,
5.50%, 1/19/16	230	253
ING Bank
3.00%, 9/1/15 (b)	140	140
Intesa Sanpaolo SpA
3.63%, 8/12/15 (b)	130	132
JPMorgan Chase & Co.
4.95%, 3/25/20	140	150
Lloyds TSB Bank PLC
5.80%, 1/13/20 (b)	120	126
Merrill Lynch & Co., Inc.
6.88%, 4/25/18	725	814
MetLife, Inc.
7.72%, 2/15/19	225	287
NASDAQ OMX Group, Inc. (The)
5.55%, 1/15/20	210	224
Nationwide Building Society
6.25%, 2/25/20 (b)	300	331
Pacific LifeCorp
6.00%, 2/10/20 (b)	175	189
PNC Funding Corp.,
5.13%, 2/8/20	215	233
6.70%, 6/10/19	235	278

The accompanying notes are an integral part of the financial statements.

2010 Annual Report

September 30, 2010

Portfolio of Investments (cont'd)

Intermediate Duration Portfolio

	Face Amount (000)	Value (000)
Finance (cont'd)
Principal Financial Group, Inc.,
8.88%, 5/15/19	$190	$250
Prudential Financial, Inc.,
4.75%, 9/17/15	280	303
7.38%, 6/15/19	90	110
Reinsurance Group of America, Inc.,
6.45%, 11/15/19	175	194
Royal Bank of Scotland PLC (The)
4.88%, 3/16/15	360	379
Societe Generale
3.10%, 9/14/15 (b)	135	136
Standard Chartered Bank
6.40%, 9/26/17 (b)	100	112
Standard Chartered PLC
3.85%, 4/27/15 (b)	200	209
UBS AG
5.88%, 12/20/17	200	227
US Central Federal Credit Union (U.S. Government Guaranteed)
1.90%, 10/19/12	1,270	1,303
Vornado Realty LP
4.25%, 4/1/15	155	161
WEA Finance LLC/WT Finance Australia Property Ltd.
6.75%, 9/2/19 (b)	225	267
WellPoint, Inc.
6.38%, 6/15/37	185	207
Wells Fargo & Co.
5.63%, 12/11/17	675	770
Westpac Banking Corp.
3.00%, 8/4/15	190	194
		17,649
Industrials (13.9%)
Agilent Technologies, Inc.
5.50%, 9/14/15	180	203
Altria Group, Inc.,
4.13%, 9/11/15	150	161
9.25%, 8/6/19	125	168
Anglo American Capital PLC
9.38%, 4/8/19 (b)	225	304
ArcelorMittal,
7.00%, 10/15/39	40	41
9.85%, 6/1/19	125	161
AT&T, Inc.
5.80%, 2/15/19	350	418
BAT International Finance PLC
9.50%, 11/15/18 (b)	200	272
Bunge Ltd. Finance Corp.
8.50%, 6/15/19	110	133
Comcast Corp.
5.70%, 5/15/18	395	453

	Face Amount (000)	Value (000)
ConAgra Foods, Inc.
7.00%, 4/15/19	$170	$212
Cooper US, Inc.
5.25%, 11/15/12	195	212
Corning, Inc.,
6.63%, 5/15/19	45	55
7.25%, 8/15/36	75	90
CVS Pass-Through Trust,
6.04%, 12/10/28	216	229
8.35%, 7/10/31 (b)	181	225
Daimler Finance North America LLC
7.30%, 1/15/12	230	247
Delhaize Group SA
6.50%, 6/15/17	175	209
DirecTV Holdings LLC / DirecTV Financing Co., Inc.
5.88%, 10/1/19	200	227
FBG Finance Ltd.
5.13%, 6/15/15 (b)	75	83
Freeport-McMoRan Copper & Gold, Inc.
8.38%, 4/1/17	40	45
Genzyme Corp.
3.63%, 6/15/15 (b)	140	149
Grupo Bimbo SAB de CV
4.88%, 6/30/20 (b)	135	142
Harley-Davidson Funding Corp.
6.80%, 6/15/18 (b)	220	240
Holcim US Finance Sarl & Cie SCS
6.00%, 12/30/19 (b)	115	126
Home Depot, Inc.
5.88%, 12/16/36	280	300
International Paper Co.
7.95%, 6/15/18	195	237
KLA-Tencor Corp.
6.90%, 5/1/18	170	195
Kraft Foods, Inc.
5.38%, 2/10/20	500	560
L-3 Communications Corp.
4.75%, 7/15/20	200	210
Medco Health Solutions, Inc.
7.13%, 3/15/18	155	191
Mosaic Co. (The)
7.63%, 12/1/16 (b)	275	298
NBC Universal, Inc.
5.15%, 4/30/20 (b)	165	179
News America, Inc.
6.90%, 3/1/19	200	245
Nissan Motor Acceptance Corp.
4.50%, 1/30/15 (b)	90	96
Novant Health, Inc., Series 09a
5.85%, 11/1/19	250	280
Omnicom Group, Inc.
4.45%, 8/15/20	150	155

The accompanying notes are an integral part of the financial statements.

2010 Annual Report

September 30, 2010

Portfolio of Investments (cont'd)

Intermediate Duration Portfolio

	Face Amount (000)	Value (000)
Industrials (cont'd)
Petrobras International Finance Co.
5.75%, 1/20/20	$235	$261
Quest Diagnostics, Inc.
6.95%, 7/1/37	225	259
Rio Tinto Finance USA Ltd.
9.00%, 5/1/19	355	496
Ryder System, Inc.,
5.85%, 11/1/16	80	90
7.20%, 9/1/15	80	94
Southern Copper Corp.,
5.38%, 4/16/20	55	59
6.75%, 4/16/40	80	88
Systems 2001 Asset Trust LLC
6.66%, 9/15/13 (b)	157	173
Telecom Italia Capital SA,
7.00%, 6/4/18	180	207
7.18%, 6/18/19	60	71
Telefonica Europe BV
8.25%, 9/15/30	250	330
Teva Pharmaceutical Finance II BV/ Teva Pharmaceutical Finance III LLC
3.00%, 6/15/15	195	204
Time Warner Cable, Inc.,
6.75%, 6/15/39	45	52
8.75%, 2/14/19	180	238
Time Warner, Inc.,
4.70%, 1/15/21	130	138
5.88%, 11/15/16	110	128
Vale Overseas Ltd.,
5.63%, 9/15/19	160	177
6.88%, 11/10/39	15	17
Verizon Communications, Inc.
6.35%, 4/1/19	500	611
Viacom, Inc.
5.63%, 9/15/19	205	234
Vivendi SA
6.63%, 4/4/18 (b)	175	203
Weatherford International Ltd.
9.63%, 3/1/19	200	261
Woolworths Ltd.
4.00%, 9/22/20 (b)	145	148
WPP Finance UK
8.00%, 9/15/14	200	239
Xerox Corp.,
5.63%, 12/15/19	30	34
6.35%, 5/15/18	70	81
Yum! Brands, Inc.
3.88%, 11/1/20	110	110
		12,754
Utilities (3.0%)
Columbus Southern Power Co.
4.40%, 12/1/10	100	101

	Face Amount (000)	Value (000)
Enel Finance International SA
5.13%, 10/7/19 (b)	$300	$319
Energy Transfer Partners LP
9.00%, 4/15/19	150	193
Enterprise Products Operating LLC, Series O
9.75%, 1/31/14	275	337
FirstEnergy Solutions Corp.
6.05%, 8/15/21	205	219
Iberdrola Finance Ireland Ltd.
5.00%, 9/11/19 (b)	200	200
Kinder Morgan Energy Partners LP
5.95%, 2/15/18	200	226
Nisource Finance Corp.
6.80%, 1/15/19	185	220
Plains All American Pipeline LP/PAA Finance Corp.
8.75%, 5/1/19	175	222
PPL Energy Supply LLC,
6.30%, 7/15/13	145	161
6.50%, 5/1/18	180	209
Spectra Energy Capital LLC
8.00%, 10/1/19	300	380
		2,787
		33,190
Municipal Bonds (1.1%)
Chicago Transit Authority
6.20%, 12/1/40	110	112
City of Chicago
6.40%, 1/1/40	45	48
City of New York
5.97%, 3/1/36	130	141
Municipal Electric Authority of Georgia,
6.64%, 4/1/57	105	113
6.66%, 4/1/57	195	206
New York City Transitional Finance Authority
5.27%, 5/1/27	100	109
State of California, General Obligation Bonds
5.95%, 4/1/16	230	254
		983
Sovereign (0.7%)
Bermuda Government International Bond
5.60%, 7/20/20 (b)	145	157
Export - Import Bank of Korea
4.13%, 9/9/15	100	105
Federative Republic of Brazil
6.00%, 1/17/17	185	217
Korea Development Bank
4.38%, 8/10/15	200	212
		691
U.S. Agency Securities (5.4%)
Federal Home Loan Bank
5.00%, 11/17/17	760	902

The accompanying notes are an integral part of the financial statements.

2010 Annual Report

September 30, 2010

Portfolio of Investments (cont'd)

Intermediate Duration Portfolio

	Face Amount (000)	Value (000)
U.S. Agency Securities (cont'd)
Federal Home Loan Mortgage Corp.
5.50%, 8/23/17	$2,000	$2,420
Federal National Mortgage Association
4.38%, 10/15/15	1,440	1,635
		4,957
U.S. Treasury Securities (44.6%)
U.S. Treasury Bonds,
4.38%, 11/15/39	690	774
6.88%, 8/15/25	700	1,017
7.50%, 11/15/24	3,640	5,519
U.S. Treasury Notes,
1.50%, 12/31/13	5,545	5,684
1.75%, 1/31/14 - 7/31/15	4,110	4,226
2.25%, 1/31/15	3,500	3,673
2.63%, 7/31/14 - 12/31/14	6,852	7,296
3.00%, 2/28/17	1,330	1,431
3.63%, 8/15/19 - 2/15/20	10,400	11,418
		41,038
Total Fixed Income Securities (Cost $83,713)		89,878
	Shares
Short-Term Investments (3.7%)
Investment Company (0.3%)
Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio — Institutional Class (Note G)	259,942	260
	Face Amount (000)
U.S. Treasury Securities (3.4%)
U.S. Treasury Bills,
0.13%, 10/28/10 (d)(e)(f)	$520	520
0.14%, 10/14/10 (d)	1,000	1,000
0.14%, 10/28/10 (d)(e)(f)	540	540
0.18%, 10/28/10 (d)(e)(f)	50	50
0.19%, 10/28/10 (d)(e)(f)	50	50
0.20%, 10/28/10 (d)(e)(f)	958	958
		3,118
Total Short-Term Investments (Cost $3,378)		3,378
Total Investments (101.3%) (Cost $87,091)		93,256
Liabilities in Excess of Other Assets (-1.3%)		(1,239)
Net Assets (100.0%)		$92,017

(a)  Variable/Floating Rate Security — Interest rate changes on these instruments are based on changes in a designated base rate. The rates shown are those in effect on September 30, 2010.

(b)  144A security — Certain conditions for public sale may exist. Unless otherwise noted, these securities are deemed to be liquid.

(c)  Perpetual — Security does not have a predetermined maturity date. Rate for this security is fixed for a period of time then reverts to a floating rate. The interest shown is the rate in effect at September 30, 2010.

(d)  Rate shown is the yield to maturity at September 30, 2010.

(e)  All or a portion of the security was pledged as collateral for swap agreements.

(f)  All or a portion of the security was pledged to cover margin requirements for futures contracts.

IO  Interest Only

REMIC  Real Estate Mortgage Investment Conduit

STRIPS  Separate Trading of Registered Interest and Principal of Securities

Futures Contracts

The Portfolio had the following futures contract(s) open at period end:

	Number of Contracts	Value (000)	Expiration Date	Net Unrealized Appreciation (Depreciation) (000)
Long:
U.S. Treasury 2 yr. Note	48	$10,535	Dec-10	$2
U.S. Treasury 5 yr. Note	70	8,461	Dec-10	64
Short:
U.S. Treasury 10 yr. Note	(99)	(12,479)	Dec-10	(82)
U.S. Treasury 30 yr. Bond	(55)	(7,354)	Dec-10	27
				$11

The accompanying notes are an integral part of the financial statements.

2010 Annual Report

September 30, 2010

Portfolio of Investments (cont'd)

Intermediate Duration Portfolio

Interest Rate Swap Agreements

The Portfolio had the following interest rate swap agreement(s) open at period end:

Swap Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Fixed Rate	Termination Date	Notional Amount (000)	Unrealized Appreciation (Depreciation) (000)
Credit Suisse	3 Month LIBOR	Receive	2.63%	3/11/15	$7,230	$(415)

Zero Coupon Swap Agreements

The Portfolio had the following zero coupon swap agreement(s) open at period end:

Swap Counterparty	Notional Amount (000)	Floating Rate Index	Pay/Receive Floating Rate	Termination Date	Net Unrealized Appreciation (Depreciation) (000)
Barclays Capital	$2,960	3 Month LIBOR	Receive	11/15/19	$(605)
Barclays Capital	4,835	3 Month LIBOR	Pay	11/15/19	189
Deutsche Bank	1,934	3 Month LIBOR	Receive	11/15/21	(379)
JPMorgan Chase	1,354	3 Month LIBOR	Receive	11/15/19	(258)
JPMorgan Chase	557	3 Month LIBOR	Receive	11/15/21	(123)
JPMorgan Chase	215	3 Month LIBOR	Receive	11/14/22	(52)
					$(1,228)

LIBOR  London Interbank Offered Rate

Fair Value Measurement Information:

The following is a summary of the inputs used to value the Portfolio's net assets as of September 30, 2010. (See Notes A-7 to the financial statements for further information regarding fair value measurement.)

Investment Type	Level 1 Quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Fixed Income Securities
Agency Bonds — Banking (FDIC Guaranteed)	$—	$8,600	$—	$8,600
Agency Fixed Rate Mortgages	—	232	—	232
Asset-Backed Securities	—	151	—	151
Collateralized Mortgage Obligations -Agency
Collateral Series	—	36	—	36
Corporate Bonds	—	33,190	—	33,190
Municipal Bonds	—	983	—	983
Sovereign	—	691	—	691
U.S. Agency Securities	—	4,957	—	4,957
U.S. Treasury Securities	—	41,038	—	41,038
Total Fixed Income Securities	—	89,878	—	89,878

Fair Value Measurement Information: (cont'd)

Investment Type	Level 1 Quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Short-Term Investments
Investment Company	$260	$—	$—	$260
U.S. Treasury Securities	—	3,118	—	3,118
Total Short-Term Investments	260	3,118	—	3,378
Futures Contracts	93	—	—	93
Zero Coupon Swap Agreements	—	189	—	189
Total Assets	353	93,185	—	93,538
Liabilities:
Futures Contracts	82	—	—	82
Interest Rate Swap Agreements	—	415	—	415
Zero Coupon Swap Agreements	—	1,417	—	1,417
Total Liabilities	82	1,832	—	1,914
Total	$271	$91,353	$—	$91,624

The accompanying notes are an integral part of the financial statements.

2010 Annual Report

September 30, 2010

Investment Overview (unaudited)

Investment Grade Fixed Income Portfolio

Performance

For the fiscal year ended September 30, 2010, the Portfolio's Class I had a total return based on net asset value and reinvestment of distributions per share of 8.65%, net of fees. The Portfolio's Class I outperformed against its benchmark the Barclays Capital U.S. Aggregate Index (the "Index") which returned 8.16%.

Factors Affecting Performance

•  During much of the 12-month period, global sentiment was fragile and financial markets were volatile. Government bonds in most developed countries continued to be regarded as "safe haven" assets relative to sectors with greater credit risk. However, the debt of governments on the periphery of Europe continued to underperform those in other developed markets as investors fretted about their fiscal problems. Outside of these trouble spots, declining government bond yields in the rest of Europe and North America appeared to indicate a general reduction in investors' expectations for economic growth and inflation in those markets, while policy makers in emerging markets continued to adjust monetary policy to recognize economic strength.

•  Amidst continued weakness in economic indicators, the Federal Open Market Committee (the "Fed") kept the federal funds target rate in the range of zero to 0.25%. The labor market continued to languish, with the unemployment rate at its highest level in many years, albeit declining in recent months. On the housing front, data remained dim, with some pockets of improvement.

•  Investment-grade corporate debt posted positive returns during the period (as measured by the Barclays Capital Corporate Index), and among sectors, financials outpaced industrials and utilities. In mid-2010, the U.S. credit market was negatively affected by the European sovereign debt crisis. However, the outlook for the investment grade corporate debt sector remains favorable in our view — especially in industrials with strong balance sheets, sufficient liquidity, improving revenue growth and free cash flow.

•  The agency mortgage-backed security (MBS) sector performed well during the period. The Fed's support of the agency MBS market ended in March; as expected, the Fed absorbed most of the supply of new MBS during the program's life, though the market remained stable after the withdrawal of the Fed's support. The MBS market also benefited from a lack of refinancing activity. Despite lower rates, refinancing applications did not pick up significantly during the period as tighter credit underwriting standards and lower home values stood in the way for most homeowners.

•  The U.S. Treasury yield curve flattened during the period, with yields on 2-, 5-, 10-, and 30-year Treasuries declining by 44, 94, 71, and 31 basis points, respectively.

•  The Portfolio's mortgage strategy bolstered performance. Earlier in the period, the Portfolio gained from our focus on bonds with coupons in the 4% to 5.5% range, which benefited strongly from the Fed's MBS purchase program. A move to higher coupon issues (those with coupons of 5.5% and above) was also favorable as prepayments remained low due to homeowner credit impairment, erosion of home equity, and tighter credit standards. Our decision to favor 30-year MBS over the 15-year sector was beneficial as longer-maturity issues outperformed during the period.

•  The Portfolio's allocation to investment-grade credit was the main driver of performance. Within the corporate sector, overweights in the banking, food and beverage, insurance, and media sectors were additive to relative returns as significant spread tightening in these sectors led to their strong performance.

•  Additionally, interest-rate positions contributed to performance. Throughout the period, we employed tactical strategies involving interest rate swaps that were designed to take advantage of anomalies across the swap curve. Similar to the Treasury curve, the swap curve shows the relationship of various maturities of swaps and their yields.

•  An overweight to Build America Bonds detracted slightly from relative performance as the sector underperformed other taxable sectors.

Management Strategies

•  The Portfolio began the period with an overweight to the MBS sector, and a focus within the sector on bonds with coupons in the 4% to 5.5% range, given our expectations for this portion of the MBS market to outperform as a result of the Fed's MBS purchase program. As MBS prices rose and the Fed's MBS purchase program came to an end, we took

2010 Annual Report

September 30, 2010

Investment Overview (unaudited) (cont'd)

Investment Grade Fixed Income Portfolio

profits and moved from an overweight in mortgage spread duration (a measure of risk exposure to a non-Treasury sector) to a neutral weighting. We also shifted the Portfolio's focus to higher-coupon issues.

•  Throughout the period, the Portfolio was positioned with an overweight to investment-grade credit. We have a favorable view of the corporate debt sector and therefore we continue to maintain an overweight to this sector.

•  With regard to interest rate strategy, the Portfolio was positioned to benefit from an anticipated flattening (or, reduction in the difference of yield spreads) between the two- and five-year segments of the yield curve. Once this flattening occurred in the third quarter of 2010, we took profits and unwound the position.

*  Minimum Investment

In accordance with SEC regulations, the Portfolio's performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class P, Class H, and Class L shares will vary from the Class I shares based upon their different inception dates and will be negatively impacted by additional fees assessed to those classes.

Performance Compared to the Barclays Capital U.S. Aggregate Index(1) and the Lipper Intermediate Investment Grade Debt Funds Index(2)

	Total Returns(3)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(8)
Portfolio — Class I w/o sales charges(4)	8.65%	2.83%	4.88%	6.70%
Barclays Capital U.S. Aggregate Index	8.16	6.20	6.41	7.24
Lipper Intermediate Investment Grade Debt Funds Index	11.33	5.75	6.08	6.74
	Total Returns(3)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(8)
Portfolio — Class P w/o sales charges(5)	8.50%	2.68%	—	3.71%
Barclays Capital U.S. Aggregate Index	8.16	6.20	—	5.90
Lipper Intermediate Investment Grade Debt Funds Index	11.33	5.75	—	5.61
Portfolio — Class H w/o sales charges(6)	8.39	—	—	0.31
Portfolio — Class H with maximum 3.50% sales charges(6)	4.63	—	—	–0.97
Barclays Capital U.S. Aggregate Index	8.16	—	—	6.73
Lipper Intermediate Investment Grade Debt Funds Index	11.33	—	—	6.48
Portfolio — Class L w/o sales charges(7)	8.15	—	—	4.39
Barclays Capital U.S. Aggregate Index	8.16	—	—	8.46
Lipper Intermediate Investment Grade Debt Funds Index	11.33	—	—	8.95

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.morganstanley.com/im. Investment returns and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance of share classes will vary due to differences in sales charges and expenses.

(1)  The Barclays Capital U.S. Aggregate Index tracks the performance of all U.S. government agency and Treasury securities, investment-grade corporate debt securities, agency mortgage-backed securities, asset-backed securities and commercial mortgage-backed securities. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  The Lipper Intermediate Investment Grade Debt Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Intermediate Investment Grade Debt Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index. As of the date of this report, the Portfolio was in the Lipper Intermediate Investment Grade Debt Funds classification.

(3)  Total returns for the Portfolio reflect expenses waived and/or reimbursed, if applicable, by the Adviser and Distributor. Without such waivers and/or reimbursements, total returns would have been lower. Fee waivers and/or reimbursements are voluntary and the Adviser and Distributor reserve the right to commence or terminate any waiver and/or reimbursement at any time.

(4)  Commenced operations on August 31, 1990.

(5)  Commenced operations on May 20, 2002.

(6)  Commenced operations on January 2, 2008.

(7)  Commenced operations on June 16, 2008.

(8)  For comparative purposes, average annual listed for the Indexes refer to the inception date or initial offering of the respective share class of the Portfolio, not the inception of the Indexes.

2010 Annual Report

September 30, 2010

Investment Overview (unaudited) (cont'd)

Investment Grade Fixed Income Portfolio

Portfolio Composition*

Classification	Percentage of Total Investments
Agency Fixed Rate Mortgages	26.9%
U.S. Treasury Securities	17.3
Other**	16.9
Finance	16.1
Industrials	11.5
Short-Term Investments	11.3
Total Investments	100.0%

*  Percentages indicated are based upon total investments (excluding Securities held as collateral on Loaned Securities) as of September 30, 2010.

**  Industries and/or investment types representing less than 5% of total investments.

2010 Annual Report

September 30, 2010

Portfolio of Investments

Investment Grade Fixed Income Portfolio

	Face Amount (000)	Value (000)
Fixed Income Securities (99.1%)
Agency Adjustable Rate Mortgages (2.3%)
Federal Home Loan Mortgage Corp.,
Conventional Pools:
5.52%, 5/1/37	$386	$411
5.92%, 12/1/36	280	298
6.04%, 2/1/37	132	140
Federal National Mortgage Association,
Conventional Pools:
2.60%, 7/1/35	238	249
5.74%, 3/1/38	95	101
Government National Mortgage Association,
Various Pools:
3.13%, 11/20/25	55	56
3.38%, 2/20/25 - 2/20/28	654	677
3.63%, 7/20/25	7	7
		1,939
Agency Fixed Rate Mortgages (30.0%)
Federal Home Loan Mortgage Corp.,
Gold Pools:
5.00%, 10/1/35 - 6/1/40	1,136	1,200
6.00%, 2/1/32 - 8/1/38	2,611	2,806
6.50%, 7/1/25 - 3/1/32	136	151
7.50%, 5/1/16 - 5/1/35	192	214
8.00%, 8/1/32	53	62
8.50%, 8/1/31	56	66
October TBA:
4.50%, 10/25/40 (a)	475	494
Federal National Mortgage Association,
Conventional Pools:
5.00%, 3/1/39	2,241	2,376
5.50%, 1/1/36 - 8/1/38	5,213	5,575
6.00%, 10/1/31 - 7/1/37	814	877
6.03%, 10/25/40	200	223
6.50%, 6/1/26 - 2/1/39	1,908	2,104
7.00%, 10/1/28 - 6/1/32	101	114
7.50%, 8/1/37	150	171
8.00%, 2/1/12 - 4/1/33	119	136
8.50%, 10/1/32	108	126
11.25%, 8/1/13	5	5
November TBA:
4.50%, 11/25/40 (a)	2,825	2,936
October TBA:
4.00%, 10/25/25 (a)	425	444
Government National Mortgage Association,
November TBA:
4.00%, 11/25/40 (a)	3,225	3,325
4.50%, 11/25/40 (a)	1,325	1,391
Various Pools:
4.50%, 5/15/40	851	897
		25,693

	Face Amount (000)	Value (000)
Asset-Backed Securities (1.3%)
Ally Master Owner Trust
2.88%, 4/15/15 (b)	$250	$258
ARI Fleet Lease Trust
1.71%, 8/15/18 (b)(c)	134	134
Brazos Student Finance Corp.
1.19%, 6/25/35 (c)	82	82
Chesapeake Funding LLC
2.26%, 12/15/20 (b)(c)	175	176
GE Dealer Floorplan Master Note Trust
1.81%, 10/20/14 (b)(c)	225	229
Missouri Higher Education Loan Authority
1.17%, 8/27/29 (c)	146	146
Residential Asset Securities Corp.
0.37%, 4/25/37 (c)	61	60
		1,085
Collateralized Mortgage Obligations — Agency Collateral Series (1.0%)
Federal Home Loan Mortgage Corp.,
IO STRIPS
7.49%, 5/15/36 (c)	1,457	234
8.00%, 1/1/28	38	9
PAC REMIC
10.00%, 6/15/20	4	5
Federal National Mortgage Association,
IO REMIC
6.44%, 2/25/24 (c)	862	96
REMIC
7.00%, 9/25/32	233	271
Goverment National Mortgage Association,
IO STRIPS
5.79%, 9/20/40 (a)	1,700	260
		875
Commercial Mortgage Backed Securities (3.5%)
Citigroup Commercial Mortgage Trust, (Note G)
5.43%, 10/15/49	340	368
5.89%, 12/10/49 (c)	456	489
5.92%, 3/15/49 (c)	493	546
Greenwich Capital Commercial Funding Corp.
5.44%, 3/10/39	320	338
GS Mortgage Securities Corp. II
5.55%, 4/10/38 (c)	230	248
LB-UBS Commercial Mortgage Trust,
5.16%, 2/15/31	554	603
5.37%, 9/15/39	400	436
		3,028
Corporate Bonds (34.6%)
Finance (17.9%)
Abbey National Treasury Services PLC
3.88%, 11/10/14 (b)	146	150
Aegon N.V.
4.63%, 12/1/15 (d)	200	213

The accompanying notes are an integral part of the financial statements.

2010 Annual Report

September 30, 2010

Portfolio of Investments (cont'd)

Investment Grade Fixed Income Portfolio

	Face Amount (000)	Value (000)
Finance (cont'd)
AIG SunAmerica Global Financing VI
6.30%, 5/10/11 (b)	$323	$331
American Express Co.
8.13%, 5/20/19	187	242
American Express Credit Corp.
7.30%, 8/20/13 (d)	68	78
Bank of America Corp.,
5.63%, 7/1/20 (d)	260	275
5.75%, 12/1/17	465	498
Barclays Bank PLC
6.75%, 5/22/19 (d)	296	352
Bear Stearns Cos. LLC (The)
6.40%, 10/2/17	395	461
Boston Properties LP
5.88%, 10/15/19 (d)	50	56
Brookfield Asset Management, Inc.,
5.80%, 4/25/17	129	136
7.13%, 6/15/12	230	247
Capital One Bank, USA NA
8.80%, 7/15/19	285	365
Catlin Insurance Co., Ltd.
7.25%, (b)(c)(e)	170	139
Citigroup, Inc., (Note G)
6.13%, 11/21/17	390	427
8.50%, 5/22/19	261	323
Commonwealth Bank of Australia
5.00%, 10/15/19 (b)(d)	167	181
Credit Agricole SA
3.50%, 4/13/15 (b)	320	330
Credit Suisse AG
5.40%, 1/14/20 (d)	175	187
Credit Suisse, New York,
5.30%, 8/13/19	190	211
6.00%, 2/15/18	61	67
Duke Realty LP
6.75%, 3/15/20 (d)	175	196
Farmers Exchange Capital
7.05%, 7/15/28 (b)	425	421
General Electric Capital Corp.,
5.63%, 5/1/18 (d)	410	456
6.00%, 8/7/19 (d)	361	407
Goldman Sachs Group, Inc. (The),
6.15%, 4/1/18 (d)	550	611
7.50%, 2/15/19	120	143
Hartford Financial Services Group, Inc.
5.50%, 3/30/20 (d)	200	204
HBOS PLC
6.75%, 5/21/18 (b)	357	359
ING Bank NV
3.00%, 9/1/15 (b)(d)	130	130
Intesa Sanpaolo SpA
3.63%, 8/12/15 (b)	110	111

	Face Amount (000)	Value (000)
JPMorgan Chase & Co.,
3.40%, 6/24/15 (d)	$65	$68
4.95%, 3/25/20	70	75
Merrill Lynch & Co., Inc.
6.88%, 4/25/18	67	75
MetLife, Inc.
7.72%, 2/15/19 (d)	163	208
NASDAQ OMX Group, Inc. (The)
5.55%, 1/15/20	190	202
Nationwide Building Society
6.25%, 2/25/20 (b)	385	425
Pacific LifeCorp
6.00%, 2/10/20 (b)	150	162
Platinum Underwriters Finance, Inc.
7.50%, 6/1/17	134	148
PNC Funding Corp.,
5.13%, 2/8/20	180	195
6.70%, 6/10/19	150	178
Principal Financial Group, Inc.
8.88%, 5/15/19 (d)	167	220
Prudential Financial, Inc.,
4.75%, 9/17/15 (d)	194	210
7.38%, 6/15/19	100	122
Rabobank Nederland N.V.
4.75%, 1/15/20 (b)	365	400
Reinsurance Group of America, Inc.
6.45%, 11/15/19	136	151
Royal Bank of Scotland PLC (The)
4.88%, 3/16/15 (d)	325	342
Santander US Debt SA Unipersonal
3.72%, 1/20/15 (b)(d)	200	203
Simon Property Group LP
5.65%, 2/1/20	25	28
Societe Generale
3.10%, 9/14/15 (b)(d)	130	131
Standard Chartered Bank
6.40%, 9/26/17 (b)	100	112
Standard Chartered PLC
3.85%, 4/27/15 (b)	200	209
Svenska Handelsbanken AB
5.13%, 3/30/20 (b)(d)	185	203
UBS AG/Stamford CT
3.88%, 1/15/15 (d)	255	266
UnitedHealth Group, Inc.
6.63%, 11/15/37	225	263
US Bank NA
3.78%, 4/29/20 (c)(d)	275	287
US Central Federal Credit Union (U.S. Government Guaranteed)
1.90%, 10/19/12 (d)	986	1,012
WEA Finance LLC/WT Finance Australia Property Ltd.
6.75%, 9/2/19 (b)	204	242

The accompanying notes are an integral part of the financial statements.

2010 Annual Report

September 30, 2010

Portfolio of Investments (cont'd)

Investment Grade Fixed Income Portfolio

	Face Amount (000)	Value (000)
Finance (cont'd)
WellPoint, Inc.
6.38%, 6/15/37	$325	$364
Wells Fargo & Co.
5.63%, 12/11/17	342	390
Westpac Banking Corp.
3.00%, 8/4/15	165	169
		15,367
Industrials (12.9%)
Agilent Technologies, Inc.
5.50%, 9/14/15	126	142
Altria Group, Inc.,
4.13%, 9/11/15 (d)	115	123
9.25%, 8/6/19 (d)	88	118
Anglo American Capital PLC
9.38%, 4/8/19 (b)(d)	210	284
Anheuser-Busch InBev Worldwide, Inc.
7.20%, 1/15/14 (b)	184	215
ArcelorMittal
9.85%, 6/1/19 (d)	109	140
AT&T, Inc.,
6.30%, 1/15/38 (d)	320	363
6.55%, 2/15/39 (d)	100	117
BAT International Finance PLC
9.50%, 11/15/18 (b)	190	259
Bunge Ltd. Finance Corp.
8.50%, 6/15/19	99	120
Comcast Corp.,
5.15%, 3/1/20 (d)	110	120
5.70%, 5/15/18	207	237
Cooper US, Inc.
5.25%, 11/15/12 (d)	139	151
Corning, Inc.
7.25%, 8/15/36	90	109
COX Communications, Inc.
8.38%, 3/1/39 (b)(d)	36	48
CSX Corp.
6.15%, 5/1/37 (d)	90	103
CVS Pass-Through Trust,
6.04%, 12/10/28	203	216
8.35%, 7/10/31 (b)	147	183
Daimler Finance North America LLC,
7.30%, 1/15/12 (d)	163	175
8.50%, 1/18/31 (d)	71	98
Darden Restaurants, Inc.
6.20%, 10/15/17	235	275
DirecTV Holdings LLC/DirecTV Financing Co., Inc.,
5.88%, 10/1/19	122	139
7.63%, 5/15/16	18	20
FBG Finance Ltd.
5.13%, 6/15/15 (b)	71	78

	Face Amount (000)	Value (000)
Genzyme Corp.
3.63%, 6/15/15 (b)	$125	$133
Grupo Bimbo SAB de CV
4.88%, 6/30/20 (b)(d)	125	131
Harley-Davidson Funding Corp.
6.80%, 6/15/18 (b)	170	185
Holcim US Finance Sarl & Cie SCS
6.00%, 12/30/19 (b)	82	90
Home Depot, Inc.
5.88%, 12/16/36 (d)	197	211
KLA-Tencor Corp.
6.90%, 5/1/18	116	133
Kraft Foods, Inc.
5.38%, 2/10/20 (d)	350	392
L-3 Communications Corp.
4.75%, 7/15/20 (d)	180	189
Medco Health Solutions, Inc.
7.13%, 3/15/18	138	170
Mosaic Co. (The)
7.63%, 12/1/16 (b)	245	266
NBC Universal, Inc.
5.15%, 4/30/20 (b)	150	162
News America, Inc.
7.85%, 3/1/39	218	279
Nissan Motor Acceptance Corp.
4.50%, 1/30/15 (b)	85	90
Omnicom Group, Inc.
4.45%, 8/15/20	130	134
Petrobras International Finance Co.
5.75%, 1/20/20 (d)	180	200
Potash Corp. of Saskatchewan, Inc.
5.88%, 12/1/36	75	78
Quest Diagnostics, Inc.
6.95%, 7/1/37	230	265
Rio Tinto Finance USA Ltd.
9.00%, 5/1/19 (d)	286	400
Ryder System, Inc.,
5.85%, 11/1/16	65	73
7.20%, 9/1/15	70	82
Southern Copper Corp.,
5.38%, 4/16/20	45	48
6.75%, 4/16/40 (d)	70	77
Systems 2001 Asset Trust LLC
6.66%, 9/15/13 (b)	282	311
Telecom Italia Capital SA,
7.00%, 6/4/18	112	129
7.18%, 6/18/19 (d)	84	99
Telefonica Europe BV
8.25%, 9/15/30 (d)	184	243
Teva Pharmaceutical Finance II BV/Teva Pharmaceutical Finance III LLC
3.00%, 6/15/15	170	178

The accompanying notes are an integral part of the financial statements.

2010 Annual Report

September 30, 2010

Portfolio of Investments (cont'd)

Investment Grade Fixed Income Portfolio

	Face Amount (000)	Value (000)
Industrials (cont'd)
Time Warner Cable, Inc.,
6.75%, 6/15/39 (d)	$80	$93
8.25%, 4/1/19	89	115
Time Warner, Inc.
7.70%, 5/1/32 (d)	184	231
Tyco Electronics Group SA
5.95%, 1/15/14	357	398
Vale Overseas Ltd.,
5.63%, 9/15/19 (d)	116	128
6.88%, 11/10/39	21	24
Verizon Communications, Inc.
6.35%, 4/1/19 (d)	354	433
Viacom, Inc.
6.88%, 4/30/36	126	148
Vivendi SA
6.63%, 4/4/18 (b)	102	119
Weatherford International Ltd.
9.63%, 3/1/19 (d)	185	242
Woolworths Ltd.
4.00%, 9/22/20 (b)	140	143
WPP Finance UK
8.00%, 9/15/14	136	162
Xerox Corp.,
5.63%, 12/15/19	40	45
6.35%, 5/15/18 (d)	43	50
Yum! Brands, Inc.
5.30%, 9/15/19	105	117
		11,029
Utilities (3.8%)
CenterPoint Energy Resources Corp.
6.25%, 2/1/37	153	173
EDF SA
4.60%, 1/27/20 (b)(d)	90	98
Enel Finance International SA
5.13%, 10/7/19 (b)	300	319
Energy Transfer Partners LP
9.00%, 4/15/19	150	193
Enterprise Products Operating LLC
6.50%, 1/31/19	269	314
Exelon Generation Co. LLC
6.25%, 10/1/39 (d)	350	376
FirstEnergy Solutions Corp.
6.05%, 8/15/21	221	237
Iberdrola Finance Ireland Ltd.
5.00%, 9/11/19 (b)	175	175
Kinder Morgan Energy Partners LP
5.95%, 2/15/18	450	509
Nisource Finance Corp.,
6.13%, 3/1/22 (d)	100	113
6.80%, 1/15/19	180	214

	Face Amount (000)	Value (000)
Plains All American Pipeline LP / PAA Finance Corp.
6.70%, 5/15/36 (d)	$306	$335
PPL Energy Supply LLC
6.30%, 7/15/13	180	201
		3,257
		29,653
Municipal Bonds (1.3%)
Chicago Transit Authority
6.20%, 12/1/40	110	112
City of Chicago
6.40%, 1/1/40	40	43
City of New York
5.97%, 3/1/36	95	103
Illinois State Toll Highway Authority
6.18%, 1/1/34	231	248
Municipal Electric Authority of Georgia,
6.64%, 4/1/57	95	102
6.66%, 4/1/57	175	185
New York City Transitional Finance Authority
5.27%, 5/1/27	90	98
State of California, General Obligation Bonds
5.95%, 4/1/16	195	215
		1,106
Sovereign (0.8%)
Bermuda Government International Bond
5.60%, 7/20/20 (b)	125	135
Export - Import Bank of Korea
4.13%, 9/9/15	100	105
Federative Republic of Brazil
6.00%, 1/17/17	289	338
Korea Development Bank
4.38%, 8/10/15 (d)	140	149
		727
U.S. Agency Securities (4.9%)
Federal Home Loan Mortgage Corp.,
2.88%, 2/9/15	300	320
4.88%, 6/13/18	1,360	1,600
Federal National Mortgage Association,
1.25%, 8/20/13	800	810
2.50%, 5/15/14	1,360	1,429
		4,159
U.S. Treasury Securities (19.4%)
U.S. Treasury Bonds,
4.38%, 11/15/39	1,810	2,031
4.63%, 2/15/40 (d)	550	643
7.50%, 11/15/24	2,775	4,207
U.S. Treasury Notes,
1.75%, 3/31/14	1,000	1,033
2.25%, 1/31/15	1,070	1,123
2.63%, 12/31/14	1,180	1,257
3.00%, 9/30/16 (d)	1,156	1,247

The accompanying notes are an integral part of the financial statements.

2010 Annual Report

September 30, 2010

Portfolio of Investments (cont'd)

Investment Grade Fixed Income Portfolio

	Face Amount (000)	Value (000)
U.S. Treasury Securities (cont'd)
3.25%, 12/31/16	$1,500	$1,637
3.63%, 8/15/19	3,110	3,420
		16,598
Total Fixed Income Securities (Cost $79,459)		84,863
	Shares
Short-Term Investments (24.3%)
Securities held as Collateral on Loaned Securities (11.7%)
Investment Company (10.2%)
Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio — Institutional Class (Note G)	8,764,058	8,764
	Face Amount (000)
Repurchase Agreements (1.5%)
Bank of America Securities, LLC, (0.32%, dated 9/30/10, due 10/1/10; proceeds $577; fully collateralized by U.S. Government Agency at the date of this Portfolio of Investments as follows: Federal National Mortgage Association; 4.50% due 9/1/40; valued at $589)	$577	577
Barclays Capital, Inc., (0.25%, dated 9/30/10, due 10/1/10; proceeds $657; fully collateralized by a U.S. Treasury Security at the date of this Portfolio of Investments as follows: U.S. Treasury Bond; 8.50% due 2/15/20; valued at $670)	657	657
		1,234
Total Securities held as Collateral on Loaned Securities (Cost $9,998)		9,998
	Shares
Investment Company (2.3%)
Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio — Institutional Class (Note G)	1,990,144	1,990
	Face Amount (000)
U.S. Treasury Securities (10.3%)
U.S. Treasury Bills,
0.13%, 10/28/10 (f)(g)(h)	$790	790
0.19%, 1/13/11 (d)(f)	3,000	2,998
0.20%, 10/28/10 (f)(g)(h)	535	535
0.25%, 2/10/11 (f)	4,500	4,496
		8,819
Total Short-Term Investments (Cost $20,807)		20,807
Total Investments (123.4%) (Cost $100,266) Including $14,083 of Securities Loaned		105,670
Liabilities in Excess of Other Assets (-23.4%)		(20,065)
Net Assets (100.0%)		$85,605

(a)  Security is subject to delayed delivery.

(b)  144A security — Certain conditions for public sale may exist. Unless otherwise noted, these securities are deemed to be liquid.

(c)  Variable/Floating Rate Security — Interest rate changes on these instruments are based on changes in a designated base rate. The rates shown are those in effect on September 30, 2010.

(d)  All or a portion of security on loan at September 30, 2010.

(e)  Perpetual — Security does not have a predetermined maturity date. Rate for this security is fixed for a period of time then reverts to a floating rate. The interest shown is the rate in effect at September 30, 2010.

(f)  Rate shown is the yield to maturity at September 30, 2010.

(g)  All or a portion of the security was pledged as collateral for swap agreements.

(h)  All or a portion of the security was pledged to cover margin requirements for futures contracts.

IO  Interest Only

PAC  Planned Amortization Class

REMIC  Real Estate Mortgage Investment Conduit

STRIPS  Separate Trading of Registered Interest and Principal of Securities

Futures Contracts

The Portfolio had the following futures contract(s) open at period end:

	Number of Contracts	Value (000)	Expiration Date	Net Unrealized Appreciation (Depreciation) (000)
Long:
U.S. Treasury 2 yr. Note	22	$4,829	Dec-10	$1
U.S. Treasury 5 yr. Note	72	8,702	Dec-10	66
Short:
U.S. Treasury 10 yr. Note	(97)	(12,227)	Dec-10	(64)
U.S. Treasury 30 yr. Bond	(14)	(1,872)	Dec-10	7
				$10

The accompanying notes are an integral part of the financial statements.

2010 Annual Report

September 30, 2010

Portfolio of Investments (cont'd)

Investment Grade Fixed Income Portfolio

Credit Default Swap Agreements

The Portfolio had the following credit default swap agreement(s) open at period end:

Swap Counterparty and Reference Obligation	Buy/Sell Protection	Notional Amount (000)	Pay/Receive Fixed Rate	Termination Date	Upfront Payment Paid (000)	Unrealized Appreciation (Depreciation) (000)	Credit Rating of Reference Obligation†
Bank of America Tyco Electronics Ltd., 6.00%, 10/1/12	Buy	$425	5.00%	6/20/14	$13	$(53)	BBB

†  Credit Rating as issued by Standard and Poor's.

Interest Rate Swap Agreements

The Portfolio had the following interest rate swap agreement(s) open at period end:

Swap Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Fixed Rate	Termination Date	Notional Amount (000)	Unrealized Appreciation (Depreciation) (000)
Credit Suisse	3 Month LIBOR	Receive	2.63%	3/11/15	$6,468	$(371)

Zero Coupon Swap Agreements

The Portfolio had the following zero coupon swap agreement(s) open at period end:

Swap Counterparty	Notional Amount (000)	Floating Rate Index	Pay/Receive Floating Rate	Termination Date	Unrealized Appreciation (Depreciation) (000)
Barclays Capital	$2,605	3 Month LIBOR	Receive	11/15/19	$(533)
JP Morgan Chase	686	3 Month LIBOR	Receive	5/15/21	(160)
					$(693)

LIBOR  London Interbank Offered Rate

Fair Value Measurement Information:

The following is a summary of the inputs used to value the Portfolio's net assets as of September 30, 2010. (See Note A-7 to the financial statements for further information regarding fair value measurement.)

Investment Type	Level 1 Quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Fixed Income Securities
Agency Adjustable Rate Mortgages	$—	$1,939	$—	$1,939
Agency Fixed Rate Mortgages	—	25,693	—	25,693
Asset-Backed Securities	—	1,085	—	1,085
Collateralized Mortgage Obligations — Agency Collateral Series	—	875	—	875
Commercial Mortgage Backed Securities	—	3,028	—	3,028
Corporate Bonds	—	29,653	—	29,653
Municipal Bonds	—	1,106	—	1,106
Sovereign	—	727	—	727
U.S. Agency Securities	—	4,159	—	4,159
U.S. Treasury Securities	—	16,598	—	16,598
Total Fixed Income Securities	—	84,863	—	84,863

Fair Value Measurement Information: (cont'd)

Investment Type	Level 1 Quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Futures Contracts	74	—	—	74
Short-Term Investments
Investment Company	10,754	—	—	10,754
Repurchase Agreements	—	1,234	—	1,234
U.S. Treasury Securities	—	8,819	—	8,819
Total Short-Term Investments	10,754	10,053	—	20,807
Total Assets	10,828	94,916	—	105,744
Liabilities:
Futures Contracts	64	—	—	64
Credit Default Swap Agreements	—	53	—	53
Interest Rate Swap Agreements	—	371	—	371
Zero Coupon Swap Agreements	—	693	—	693
Total Liabilities	64	1,117	—	1,181
Total	$10,764	$93,799	$—	$104,563

The accompanying notes are an integral part of the financial statements.

2010 Annual Report

September 30, 2010

Portfolio of Investments (cont'd)

Investment Grade Fixed Income Portfolio

Fair Value Measurement Information: (cont'd)

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

Fixed Income Securities (000)
Balance as of 9/30/09	$—	@
Accrued discounts/premiums	—
Realized gain (loss)	—	@
Change in unrealized appreciation (depreciation)	—	@
Net purchases (sales)	(—	)@
Transfers in for Level 3	—
Transfers out of Level 3	—
Balance as of 9/30/10	$—
The amount of total gains (losses) for the period included in earnings attributable to the change in unrealized gains (losses) relating to assets and liabilities still held at Level 3 at 9/30/10.	$—

@  Value is less than $500

The accompanying notes are an integral part of the financial statements.

2010 Annual Report

September 30, 2010

Investment Overview (unaudited)

Limited Duration Portfolio

Performance

For the fiscal year ended September 30, 2010, the Portfolio's Class I had a total return based on net asset value and reinvestment of distributions per share of 3.74%, net of fees. The Portfolio's Class I outperformed against its benchmark Citigroup 1-3 Year Treasury/Government Sponsored Index (the "Index") which returned 2.52%.

Factors Affecting Performance

•  During much of the 12-month period, global sentiment was fragile and financial markets were volatile. Government bonds in most developed countries continued to be regarded as "safe haven" assets relative to sectors with greater credit risk. However, the debt of governments on the periphery of Europe continued to underperform those in other developed markets as investors continued to be concerned about their fiscal problems. Outside of these trouble spots, declining government bond yields in the rest of Europe and North America appeared to indicate a general reduction in investors' expectations for economic growth and inflation in those markets, while policy makers in emerging markets continued to adjust monetary policy to recognize economic strength.

•  Amidst continued weakness in economic indicators, the Federal Open Market Committee (the "Fed") kept the federal funds target rate in the range of zero to 0.25%. The labor market has continued to languish, with the unemployment rate at its highest level in many years, albeit declining in recent months. On the housing front, data remain dim, with some pockets of improvement.

•  Investment-grade corporate debt posted positive returns during the period (as measured by the Barclays Capital U.S. Corporate Index), and among sectors, financials outpaced industrials and utilities. In mid-2010, the U.S. credit market was negatively affected by the European sovereign debt crisis. However, the balance of supply and demand for debt in the investment grade corporate debt sector remains favorable in our view — especially in industrials with strong balance sheets, sufficient liquidity, improving revenue growth and free cash flow; and in financials, namely larger banks with improving asset bases and capital structures.

•  The agency mortgage-backed security (MBS) sector performed well during the period. Despite lower rates, refinancing applications did not pick up significantly during the period as tighter credit underwriting standards and lower home values stood in the way for most homeowners.

•  The U.S. Treasury yield curve flattened during the period, with yields on 2-, 5-, 10-, and 30-year Treasuries declining by 44, 94, 71, and 31 basis points, respectively.

•  The Portfolio's position in investment-grade credit was beneficial to relative performance as short maturity credit spreads narrowed during the quarter. Within the corporate sector, the Portfolio's overweight to selected financial credits and non-financial names contributed to the Portfolio's outperformance.

•  Additionally, some interest-rate positions contributed to performance. Throughout the period, we employed tactical strategies involving interest rate swaps that were designed to take advantage of anomalies our analysis identified across the swap curve. Similar to the Treasury curve, the swap curve shows the relationship of various maturities of swaps and their yields. These positions supported returns. We also positioned the portfolio to benefit from a flattening (or, a reduction in the difference between yields) in the two- to five-year section of the Treasury yield curve. This position was beneficial to performance.

•  However, a duration underweight to the two-year sector of the yield curve detracted from performance as interest rates continued to tighten to historic lows.

Management Strategies

•  Throughout the period, the Portfolio was positioned with an overweight to high-quality corporate bonds. While we adjusted exposure to individual names and sectors during the past12 months, as of the end of the period we continued to maintain an overweight position to the financial sector and selected non-financial names.

•  The Portfolio also had an allocation to the asset-backed security (ABS) sector. Within the sector, the Portfolio held high-quality credit card, auto and equipment securities.

•  During the second half of the period, the Portfolio was positioned to benefit from an anticipated

2010 Annual Report

September 30, 2010

Investment Overview (unaudited) (cont'd)

Limited Duration Portfolio

flattening (or, reduction in the difference of yield spreads) between the two- and five-year segments of the yield curve. Once this flattening occurred in the third quarter of 2010, we took profits and unwound the position.

*  Minimum Investment

In accordance with SEC regulations, the Portfolio's performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class P shares will vary from the Class I shares based upon their different inception dates and will be negatively impacted by additional fees assessed to that class.

Performance Compared to the Citigroup 1-3 Year Treasury/Government Sponsored Index(1) and the Lipper Short Investment Grade Debt Funds Index(2)

	Total Returns(3)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(6)
Portfolio — Class I w/o sales charges(4)	3.74%	–1.18%	1.44%	3.41%
Citigroup 1-3 Year Treasury/Government Sponsored Index	2.52	4.48	4.37	5.05
Lipper Short Investment Grade Debt Funds Index	6.15	3.89	3.88	4.71
Portfolio — Class P w/o sales charges(5)	3.48	—	—	–4.75
Citigroup 1-3 Year Treasury/Government Sponsored Index	2.52	—	—	4.26
Lipper Short Investment Grade Debt Funds Index	6.15	3.89	3.88	3.62

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.morganstanley.com/im. Investment returns and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance of share classes will vary due to differences in sales charges and expenses.

(1)  The Citigroup 1-3 Year Treasury/Government Sponsored Index is a fixed income market-value weighted index that includes all U.S. Treasury and U.S. agency securities with remaining maturities of at least one year and not longer than three years. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  The Lipper Short Investment Grade Debt Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Short Investment Grade Debt Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index. As of the date of this report, the Portfolio was in the Lipper Short Investment Grade Debt Funds classification.

(3)  Total returns for the Portfolio reflect expenses waived and/or reimbursed, if applicable, by the Adviser. Without such waivers and/or reimbursements, total returns would have been lower. Fee waivers and/or reimbursements are voluntary and the Adviser reserves the right to commence or terminate any waiver and/or reimbursement at any time.

(4)  Commenced operations on March 31, 1992.

(5)  Commenced operations on September 28, 2007.

(6)  For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date or initial offering of the share class of the Portfolio, not the inception of the Indexes.

Portfolio Composition

Classification	Percentage of Total Investments
Finance	28.8%
Asset-Backed Securities	21.4
Industrials	19.8
U.S. Treasury Securities	8.9
Other*	7.3
Non-U.S. Government — Guaranteed	5.5
Utilities	5.3
Short-Term Investments	3.0
Total Investments	100.0%

*  Industries and/or investment types representing less than 5% of total investments.

2010 Annual Report

September 30, 2010

Portfolio of Investments

Limited Duration Portfolio

	Face Amount (000)	Value (000)
Fixed Income Securities (98.7%)
Agency Adjustable Rate Mortgages (1.1%)
Federal Home Loan Mortgage Corp.,
Conventional Pools:
5.52%, 1/1/38	$429	$458
6.04%, 2/1/37	407	432
Federal National Mortgage Association,
Conventional Pools:
2.61%, 5/1/35	1,035	1,083
5.74%, 3/1/38	233	248
		2,221
Agency Bond — Banking (FDIC Guaranteed) (1.1%)
FDIC Structured Sale Guaranteed Notes
Zero Coupon, 10/25/11 (a)(b)	2,300	2,284
Agency Fixed Rate Mortgages (0.9%)
Federal Home Loan Mortgage Corp.,
Gold Pools:
6.50%, 9/1/19 - 11/1/29	21	23
7.50%, 11/1/19	3	3
12.00%, 6/1/15	10	10
Federal National Mortgage Association,
Conventional Pools:
6.50%, 3/1/18 - 10/1/32	1,497	1,670
7.00%, 7/1/29 - 12/1/33	75	85
Government National Mortgage Association,
Various Pools:
9.00%, 11/15/16 - 12/15/16	53	59
		1,850
Asset-Backed Securities (21.8%)
Ally Auto Receivables Trust
1.45%, 5/15/14	1,325	1,339
Ally Master Owner Trust,
2.01%, 1/15/15 (a)(b)	275	281
2.88%, 4/15/15 (a)	650	671
American Express Credit Account Master Trust,
0.51%, 11/16/15 (b)	1,200	1,201
1.51%, 3/15/17 (b)	2,325	2,416
ARI Fleet Lease Trust
1.71%, 8/15/18 (a)(b)	655	655
Bank of America Auto Trust,
1.70%, 12/15/11 (a)	397	397
2.13%, 9/15/13 (a)	1,600	1,620
BMW Floorplan Master Owner Trust
1.41%, 9/15/14 (a)(b)	2,600	2,634
Capital One Multi-Asset Execution Trust
0.34%, 9/15/15 (b)	1,355	1,347
Chase Issuance Trust
1.81%, 4/15/14 (b)	1,600	1,635
Chesapeake Funding LLC
2.26%, 12/15/20 (a)(b)	1,026	1,035
Citibank Credit Card Issuance Trust (Note G)
2.25%, 12/23/14	1,950	2,007

	Face Amount (000)	Value (000)
CNH Equipment Trust
1.54%, 7/15/14	$2,175	$2,202
Discover Card Master Trust
1.56%, 12/15/14 (b)	3,000	3,050
Ford Credit Floorplan Master Owner Trust,
1.81%, 9/15/14 (b)	2,600	2,645
4.20%, 2/15/17 (a)	1,150	1,251
GE Capital Credit Card Master Note Trust
2.36%, 4/15/15 (b)	3,850	3,947
GE Equipment Midticket LLC
0.94%, 7/14/14 (a)	1,200	1,200
Harley-Davidson Motorcycle Trust,
1.74%, 9/15/13	1,200	1,210
1.87%, 2/15/14	1,400	1,415
Huntington Auto Trust
3.94%, 6/17/13 (a)	2,177	2,216
MMAF Equipment Finance LLC
2.37%, 11/15/13 (a)	1,350	1,370
MMCA Automobile Trust
1.39%, 1/15/14 (a)	1,650	1,659
Navistar Financial Corp. Owner Trust
1.47%, 10/18/12 (a)	2,225	2,234
Nissan Master Owner Trust Receivables
1.41%, 1/15/15 (a)(b)	625	635
Volvo Financial Equipment LLC
1.06%, 6/15/12 (a)	2,225	2,230
Wheels SPV LLC
1.81%, 3/15/18 (a)(b)	978	985
		45,487
Collateralized Mortgage Obligations — Agency Collateral Series (1.3%)
Federal Home Loan Mortgage Corp., REMIC
7.50%, 9/15/29	2,287	2,680
Commercial Mortgage Backed Securities (1.1%)
Bear Stearns Commercial Mortgage Securities
5.20%, 1/12/41 (b)	690	748
LB-UBS Commercial Mortgage Trust
4.37%, 3/15/36	720	751
Wachovia Bank Commercial Mortgage Trust
5.48%, 7/15/41 (b)	665	725
		2,224
Corporate Bonds (55.1%)
Finance (29.2%)
Abbey National Treasury Services PLC
3.88%, 11/10/14 (a)	1,850	1,895
Aflac, Inc.
3.45%, 8/15/15	325	338
American Express Co.
7.25%, 5/20/14	1,680	1,972
ANZ National Int'l Ltd.
2.38%, 12/21/12 (a)	1,105	1,121
Bank One Corp.
5.25%, 1/30/13	1,450	1,564

The accompanying notes are an integral part of the financial statements.

2010 Annual Report

September 30, 2010

Portfolio of Investments (cont'd)

Limited Duration Portfolio

	Face Amount (000)	Value (000)
Finance (cont'd)
Barclays Bank PLC
2.50%, 1/23/13	$1,030	$1,053
Canadian Imperial Bank of Commerce
1.45%, 9/13/13	1,130	1,138
Capital One Financial Corp.
5.70%, 9/15/11	1,300	1,355
Cie de Financement Foncier
1.63%, 7/23/12 (a)	1,100	1,105
Citigroup, Inc. (Note G)
6.50%, 8/19/13	1,830	2,023
Commonwealth Bank of Australia
2.75%, 10/15/12 (a)	2,400	2,472
Credit Suisse
5.50%, 5/1/14	840	942
Credit Suisse USA, Inc.
6.13%, 11/15/11	1,040	1,101
Deutsche Bank AG
2.38%, 1/11/13	1,105	1,131
General Electric Capital Corp.
5.45%, 1/15/13	3,455	3,760
Goldman Sachs Group, Inc. (The),
5.25%, 10/15/13	1,315	1,430
5.45%, 11/1/12	440	475
6.88%, 1/15/11	610	621
HSBC Finance Corp.,
6.38%, 10/15/11	285	300
6.75%, 5/15/11	630	652
7.00%, 5/15/12	700	757
Intesa Sanpaolo SpA
3.63%, 8/12/15 (a)	550	557
JPMorgan Chase & Co.,
3.40%, 6/24/15	995	1,034
5.38%, 10/1/12	1,920	2,078
KeyCorp
6.50%, 5/14/13	660	724
Macquarie Group Ltd.
7.30%, 8/1/14 (a)	720	815
MBNA Corp.
6.13%, 3/1/13	610	661
Merrill Lynch & Co., Inc.
6.15%, 4/25/13	1,500	1,640
MetLife, Inc.
2.38%, 2/6/14	1,875	1,896
Monumental Global Funding III
5.25%, 1/15/14 (a)	1,115	1,203
Nationwide Building Society
4.65%, 2/25/15 (a)	840	890
Nissan Motor Acceptance Corp.
3.25%, 1/30/13 (a)	90	93
Nordea Bank AB
2.50%, 11/13/12 (a)	1,135	1,162

	Face Amount (000)	Value (000)
Northern Trust Corp.
5.50%, 8/15/13	$1,060	$1,193
Principal Financial Group, Inc.
7.88%, 5/15/14	816	968
Prudential Financial, Inc.
3.63%, 9/17/12	1,090	1,133
Royal Bank of Scotland PLC (The),
2.63%, 5/11/12 (a)	8,250	8,477
4.88%, 3/16/15	1,205	1,269
Societe Generale
3.10%, 9/14/15 (a)	320	322
Standard Chartered PLC
3.85%, 4/27/15 (a)	940	982
Svenska Handelsbanken AB
2.88%, 9/14/12 (a)	1,060	1,091
TD Ameritrade Holding Corp.
2.95%, 12/1/12	1,200	1,234
UBS AG/Stamford CT
3.88%, 1/15/15	1,140	1,191
UnitedHealth Group, Inc.
5.25%, 3/15/11	655	668
Wells Fargo & Co.
3.75%, 10/1/14	2,365	2,508
		60,994
Industrials (20.1%)
Agilent Technologies, Inc.
4.45%, 9/14/12	1,325	1,395
Altria Group, Inc.
7.75%, 2/6/14	1,120	1,323
Amphenol Corp.
4.75%, 11/15/14	460	500
Anglo American Capital plc
9.38%, 4/8/14 (a)	1,100	1,355
Anheuser-Busch InBev Worldwide, Inc.,
2.50%, 3/26/13 (a)	375	385
5.38%, 11/15/14 (a)	785	882
ArcelorMittal
9.00%, 2/15/15	610	737
AT&T, Inc.
4.95%, 1/15/13	2,510	2,729
Bacardi Ltd.
7.45%, 4/1/14 (a)	835	988
Biogen Idec, Inc.
6.00%, 3/1/13	1,040	1,140
BP Capital Markets PLC
5.25%, 11/7/13	440	480
British Telecommunications PLC
9.38%, 12/15/10	1,400	1,422
Bunge Ltd. Finance Corp.
5.35%, 4/15/14	830	887
COX Communications, Inc.
4.63%, 6/1/13	690	745

The accompanying notes are an integral part of the financial statements.

2010 Annual Report

September 30, 2010

Portfolio of Investments (cont'd)

Limited Duration Portfolio

	Face Amount (000)	Value (000)
Industrials (cont'd)
CVS Caremark Corp.
5.75%, 8/15/11	$635	$662
Daimler Finance North America LLC
7.30%, 1/15/12	1,290	1,388
Delhaize Group S.A.
5.88%, 2/1/14	1,025	1,158
Devon Financing Corp. ULC
6.88%, 9/30/11	1,400	1,481
DirecTV Holdings LLC/DirecTV Financing Co., Inc.
4.75%, 10/1/14	695	760
Dow Chemical Co. (The)
5.90%, 2/15/15	1,105	1,233
EOG Co. of Canada
7.00%, 12/1/11 (a)	1,325	1,416
Fiserv, Inc.
6.13%, 11/20/12	1,370	1,496
Harley-Davidson Funding Corp.
5.25%, 12/15/12 (a)	820	864
Kraft Foods, Inc.
6.75%, 2/19/14	1,245	1,449
Kroger Co. (The)
7.50%, 1/15/14	725	857
Marriott International, Inc.
4.63%, 6/15/12	1,300	1,361
Medco Health Solutions, Inc.
7.25%, 8/15/13	1,115	1,289
NBC Universal, Inc.
2.10%, 4/1/14 (a)(c)	835	840
Nexen, Inc.
5.05%, 11/20/13	660	719
Potash Corp. of Saskatchewan, Inc.
5.25%, 5/15/14	1,105	1,228
Rio Tinto Finance USA Ltd.
5.88%, 7/15/13	1,065	1,188
Ryder System, Inc.
6.00%, 3/1/13	660	714
Telecom Italia Capital S.A.,
4.88%, 10/1/10	110	110
5.25%, 11/15/13	1,055	1,134
Thermo Fisher Scientific, Inc.
3.25%, 11/20/14	690	729
Time Warner Cable, Inc.
8.25%, 2/14/14	700	836
Viacom, Inc.
4.38%, 9/15/14	1,100	1,195
Vodafone Group PLC
5.00%, 12/16/13	1,060	1,166
Xerox Corp.
8.25%, 5/15/14	670	804
Yum! Brands, Inc.
8.88%, 4/15/11	850	885
		41,930

	Face Amount (000)	Value (000)
Multimedia (0.4%)
News America, Inc.
5.30%, 12/15/14	$755	$853
Utilities (5.4%)
Columbus Southern Power Co.
4.40%, 12/1/10	1,250	1,256
Dominion Resources, Inc.
5.70%, 9/17/12	1,275	1,391
EDF S.A.
5.50%, 1/26/14 (a)	1,105	1,248
Enel Finance International S.A.
3.88%, 10/7/14 (a)	1,115	1,169
Enterprise Products Operating LLC
7.50%, 2/1/11	1,455	1,485
FirstEnergy Solutions Corp.
4.80%, 2/15/15	755	812
FPL Group Capital, Inc.
5.35%, 6/15/13	825	904
Plains All American Pipeline L.P./PAA Finance Corp.
4.25%, 9/1/12	1,140	1,190
PPL Energy Supply LLC
6.30%, 7/15/13	675	752
Spectra Energy Capital LLC
5.90%, 9/15/13	965	1,075
		11,282
		115,059
Mortgage — Other (0.4%)
FDIC Structured Sale Guaranteed Notes
0.81%, 2/25/48 (a)(b)	852	854
Non-U.S. Government — Guaranteed (5.6%)
Commonwealth Bank of Australia
2.50%, 12/10/12 (a)	2,300	2,392
Swedbank AB
2.90%, 1/14/13 (a)	5,900	6,132
Westpac Securities NZ Ltd.
2.50%, 5/25/12 (a)	3,020	3,092
		11,616
Sovereign (1.2%)
Kingdom of Denmark
2.75%, 11/15/11	2,448	2,513
U.S. Treasury Securities (9.1%)
U.S. Treasury Bonds,
4.38%, 11/15/39	180	202
7.50%, 11/15/24	7,580	11,492
U.S. Treasury Notes,
2.25%, 1/31/15	5,300	5,563
3.63%, 2/15/20	1,500	1,645
		18,902
Total Fixed Income Securities (Cost $199,051)		205,690

The accompanying notes are an integral part of the financial statements.

2010 Annual Report

September 30, 2010

Portfolio of Investments (cont'd)

Limited Duration Portfolio

	Shares	Value (000)
Short-Term Investments (3.0%)
Investment Company (1.3%)
Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio — Institutional Class (Note G)	2,777,895	$2,778
	Face Amount (000)
U.S. Treasury Securities (1.7%)
U.S. Treasury Bills,
0.13%, 10/28/10 (d)(e)(f)	$550	550
0.14%, 10/28/10 (d)(e)(f)	877	877
0.17%, 10/28/10 (d)(e)(f)	290	290
0.20%, 10/28/10 (d)(e)(f)	1,490	1,489
0.21%, 10/28/10 (d)(e)(f)	50	50
0.22%, 10/28/10 (d)(e)(f)	390	390
		3,646
Total Short-Term Investments (Cost $6,424)		6,424
Total Investments (101.7%) (Cost $205,475)		212,114
Liabilities in Excess of Other Assets (-1.7%)		(3,454)
Net Assets (100.0%)		$208,660

(a)  144A security — Certain conditions for public sale may exist. Unless otherwise noted, these securities are deemed to be liquid.

(b)  Variable/Floating Rate Security — Interest rate changes on these instruments are based on changes in a designated base rate. The rates shown are those in effect on September 30, 2010.

(c)  When-issued security.

(d)  Rate shown is the yield to maturity at September 30, 2010.

(e)  All or a portion of the security was pledged to cover margin requirements for futures contracts.

(f)  All or a portion of the security was pledged as collateral for swap agreements.

REMIC  Real Estate Mortgage Investment Conduit

Futures Contracts

The Portfolio had the following futures contract(s) open at period end:

	Number of Contracts	Value (000)	Expiration Date	Net Unrealized Appreciation (Depreciation) (000)
Long:
U.S. Treasury 10 yr. Note	67	$8,445	Dec-10	$54
Short:
U.S. Treasury 2 yr. Note	59	12,949	Dec-10	(26)
U.S. Treasury 5yr. Note	88	10,636	Dec-10	5
U.S. Treasury 30 yr. Bond	12	1,605	Dec-10	6
				$39

Interest Rate Swap Agreements

The Portfolio had the following interest rate swap agreement(s) open at period end:

Swap Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Fixed Rate	Termination Date	Notional Amount (000)	Unrealized Appreciation (Depreciation) (000)
Bank of America, N.A.	3 Month LIBOR	Receive	2.625%	3/11/15	$14,911	$(856)

Zero Coupon Swap Agreements

The Portfolio had the following zero coupon swap agreement(s) open at period end:

Swap Counterparty	Notional Amount (000)	Floating Rate Index	Pay/Receive Floating Rate	Termination Date	Net Unrealized Appreciation (Depreciation) (000)
Barclays Capital	$3,918	3 Month LIBOR	Receive	11/15/19	$(801)
Deutsche Bank	7,050	3 Month LIBOR	Pay	11/15/21	260
Deutsche Bank	4,009	3 Month LIBOR	Receive	11/15/21	(786)
JPMorgan Chase	186	3 Month LIBOR	Receive	11/15/19	(35)
JPMorgan Chase	4,419	3 Month LIBOR	Receive	11/15/20	(997)
					$(2,359)

LIBOR  London Interbank Offered Rate

The accompanying notes are an integral part of the financial statements.

2010 Annual Report

September 30, 2010

Portfolio of Investments (cont'd)

Limited Duration Portfolio

Fair Value Measurement Information:

The following is a summary of the inputs used to value the Portfolio's net assets as of September 30, 2010. (See Note A-7 to the financial statements for further information regarding fair value measurement.)

Investment Type	Level 1 Quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Fixed Income Securities
Agency Adjustable Rate Mortgages	$—	$2,221	$—	$2,221
Agency Bond — Banking (FDIC Guaranteed)	—	2,284	—	2,284
Agency Fixed Rate Mortgages	—	1,850	—	1,850
Asset-Backed Securities	—	45,487	—	45,487
Collateralized Mortgage Obligations — Agency Collateral Series	—	2,680	—	2,680
Commercial Mortgage Backed Securities	—	2,224	—	2,224
Corporate Bonds	—	115,059	—	115,059
Mortgage — Other	—	854	—	854
Non-U.S. Government — Guaranteed	—	11,616	—	11,616
Sovereign	—	2,513	—	2,513
U.S. Treasury Securities	—	18,902	—	18,902
Total Fixed Income Securities	—	205,690	—	205,690

Fair Value Measurement Information: (cont'd)

Investment Type	Level 1 Quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Short-Term Investments
Investment Company	$2,778	$—	$—	$2,778
U.S. Treasury Securities	—	3,646	—	3,646
Total Short-Term Investments	2,778	3,646	—	6,424
Futures Contracts	65	—	—	65
Zero Coupon Swap Agreement	—	260	—	260
Total Assets	2,843	209,596	—	212,439
Liabilities:
Futures Contracts	26	—	—	26
Interest Rate Swap Agreements	—	856	—	856
Zero Coupon Swap Agreements	—	2,619	—	2,619
Total Liabilities	26	3,475	—	3,501
Total	$2,817	$206,121	$—	$208,938

The accompanying notes are an integral part of the financial statements.

2010 Annual Report

September 30, 2010

Investment Overview (unaudited)

Long Duration Fixed Income Portfolio

Performance

For the fiscal year ended September 30, 2010, the Portfolio's Class I had a total return based on net asset value and reinvestment of distributions per share of 13.09%, net of fees. The Portfolio's Class I underperformed against its benchmark the Barclays Capital U.S. Long Government/Credit Index (the "Index") which returned 13.61%.

Factors Affecting Performance

•  During much of the 12-month period, global sentiment was fragile and financial markets were volatile. Government bonds in most developed countries continued to be regarded as "safe haven" assets relative to sectors with greater credit risk. However, the debt of governments on the periphery of Europe continued to underperform those in other developed markets as investors fretted about their fiscal problems. Outside of these trouble spots, declining government bond yields in the rest of Europe and North America appeared to indicate a general reduction in investors' expectations for economic growth and inflation in those markets, while policy makers in emerging markets continued to adjust monetary policy to recognize economic strength.

•  Amidst continued weakness in economic indicators, the Federal Open Market Committee (the "Fed") kept the federal funds target rate in the range of zero to 0.25%. The labor market has continued to languish, with the unemployment rate at its highest level in many years, albeit declining in recent months. On the housing front, data remain dim, with some pockets of improvement.

•  Investment-grade corporate debt posted positive returns during the period (as measured by the Barclays Capital U.S. Corporate Index), and among sectors, financials outpaced industrials and utilities. In mid-2010, the U.S. credit market was negatively affected by the European sovereign debt crisis. However, the outlook for the investment grade corporate debt sector remains favorable in our view — especially in industrials with strong balance sheets, sufficient liquidity, improving revenue growth and free cash flow

•  The U.S. Treasury yield curve flattened during the period, with yields on 2-, 5-, 10-, and 30-year Treasuries declining by 44, 94, 71, and 31 basis points, respectively.

•  An overweight to Build America Bonds detracted from relative performance as the sector underperformed other taxable sectors.

•  Interest-rate positions contributed to performance. Throughout the period, we employed tactical strategies involving interest rate swaps that were designed to take advantage of anomalies across the swap curve. Similar to the Treasury curve, the swap curve shows the relationship of various maturities of swaps and their yields.

Management Strategies

•  Throughout the period, the Portfolio was positioned with an overweight to investment-grade credit. We have a favorable view of the corporate debt sector and therefore we continue to maintain an overweight to this sector.

•  With regard to interest rate strategy, the Portfolio was positioned to benefit from an anticipated flattening (or, reduction in the difference of yield spreads) between the two- and five-year segments of the curve. Once this flattening occurred in the third quarter of 2010, we took profits and unwound the trade.

*  Minimum Investment

**  Commenced operations on July 21, 2006.

In accordance with SEC regulations, the Portfolio's performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class P shares will vary from the Class I shares based upon being negatively impacted by additional fees assessed to that class.

2010 Annual Report

September 30, 2010

Investment Overview (unaudited) (cont'd)

Long Duration Fixed Income Portfolio

Performance Compared to the Barclays Capital U.S. Long Government/Credit Index(1) and Lipper Corporate Debt Funds BBB-Rated Index(2)

	Total Returns(3)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(5)
Portfolio — Class I w/o sales charges(4)	13.09%	—	—	10.24%
Barclays Capital U.S. Long Government/Credit Index	13.61	—	—	9.53
Lipper Corporate Debt Funds BBB-Rated Index	13.40	—	—	6.93
Portfolio — Class P w/o sales charges(4)	12.81	—	—	9.97
Barclays Capital U.S. Long Government/Credit Index	13.61	—	—	9.53
Lipper Corporate Debt Funds BBB-Rated Index	13.40	—	—	6.93

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.morganstanley.com/im. Investment return and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance of share classes will vary due to differences in sales charges and expenses.

(1)  The Barclays Capital U.S. Long Government/Credit Index tracks the securities in the long maturity range of the Barclays Capital U.S. Government/Credit Index which tracks investment-grade (BBB-/Baa3) or higher publicly traded fixed-rate U.S. government, U.S. agency, and corporate issues. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  The Lipper Corporate Debt Funds BBB-Rated Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Corporate Debt Funds BBB-Rated classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index. As of the date of this report, the Portfolio was in the Lipper Corporate Debt Funds BBB-Rated classification.

(3)  Total returns for the Portfolio reflect expenses waived and/or reimbursed, if applicable, by the Adviser. Without such waivers and/or reimbursements, total returns would have been lower. Fee waivers and/or reimbursements are voluntary and the Adviser reserves the right to commence or terminate any waiver and/or reimbursement at any time.

(4)  Commenced operations on July 21, 2006.

(5)  For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date or initial offering of the respective share class of the Portfolio, not the inception of the Indexes.

Portfolio Composition

Classification	Percentage of Total Investments
U.S. Treasury Securities	35.7%
Industrials	28.1
Finance	12.6
Utilities	8.8
Other*	6.5
Municipal Bonds	6.4
Short-Term Investments	1.9
Total Investments	100.0%

*  Industries and/or investment types representing less than 5% of total investments.

2010 Annual Report

September 30, 2010

Portfolio of Investments

Long Duration Fixed Income Portfolio

	Face Amount (000)	Value (000)
Fixed Income Securities (98.1%)
Corporate Bonds (49.5%)
Finance (12.6%)
ACE INA Holdings, Inc.
6.70%, 5/15/36	$40	$49
Aetna, Inc.
6.63%, 6/15/36	40	46
Aflac, Inc.
6.90%, 12/17/39	75	83
AIG SunAmerica Global Financing X
6.90%, 3/15/32 (a)	17	18
Allstate Corp. (The),
5.95%, 4/1/36	65	71
6.13%, 12/15/32	30	33
American Express Co.
8.13%, 5/20/19	55	71
Barclays Bank PLC
5.13%, 1/8/20	100	108
Bear Stearns Cos. LLC (The)
7.25%, 2/1/18	45	55
Chubb Corp.
6.50%, 5/15/38	60	74
Citigroup, Inc., (Note G)
5.85%, 12/11/34	225	227
6.88%, 3/5/38	45	50
8.13%, 7/15/39	100	127
Credit Suisse USA, Inc.
7.13%, 7/15/32	50	64
Farmers Exchange Capital
7.05%, 7/15/28 (a)	100	99
General Electric Capital Corp.,
5.88%, 1/14/38	405	413
6.15%, 8/7/37	5	5
6.75%, 3/15/32	100	112
Goldman Sachs Group, Inc. (The)
6.75%, 10/1/37	360	375
Hartford Financial Services Group, Inc.
6.63%, 3/30/40	75	76
HSBC Holdings PLC
6.50%, 5/2/36	235	263
JPMorgan Chase & Co.
6.40%, 5/15/38	175	210
JPMorgan Chase Capital XXVII
7.00%, 11/1/39	110	113
Lincoln National Corp.
6.30%, 10/9/37	20	21
Lloyds TSB Bank PLC
5.80%, 1/13/20 (a)	100	105
Merrill Lynch & Co., Inc.
7.75%, 5/14/38	175	204
MetLife, Inc.,
5.70%, 6/15/35	95	101
10.75%, 8/1/69	30	39

	Face Amount (000)	Value (000)
Nationwide Building Society
6.25%, 2/25/20 (a)	$100	$110
Principal Financial Group, Inc.
6.05%, 10/15/36	70	73
Protective Life Corp.
8.45%, 10/15/39	50	55
Prudential Financial, Inc.,
5.90%, 3/17/36	30	31
6.63%, 12/1/37 - 6/21/40	80	91
UnitedHealth Group, Inc.,
5.80%, 3/15/36	80	84
6.63%, 11/15/37	75	88
6.88%, 2/15/38	50	60
Wachovia Corp.
5.50%, 8/1/35	175	170
WellPoint, Inc.,
5.95%, 12/15/34	15	16
6.38%, 6/15/37	160	179
		4,169
Industrials (28.1%)
Agrium, Inc.
7.13%, 5/23/36	105	128
Alcoa, Inc.
5.95%, 2/1/37	125	115
Altria Group, Inc.,
9.95%, 11/10/38	45	65
10.20%, 2/6/39	80	119
Anadarko Petroleum Corp.
6.20%, 3/15/40	100	98
Anheuser-Busch InBev Worldwide, Inc.,
8.00%, 11/15/39 (a)	40	57
8.20%, 1/15/39 (a)	85	122
ArcelorMittal
7.00%, 10/15/39	60	62
AT&T Corp.
8.00%, 11/15/31	13	17
AT&T, Inc.,
5.35%, 9/1/40 (a)	429	433
6.30%, 1/15/38	30	34
BellSouth Corp.
6.55%, 6/15/34	80	90
Browning-Ferris Industries, Inc.
7.40%, 9/15/35	50	62
BSKYB Finance UK PLC
6.50%, 10/15/35 (a)	50	57
Bunge Ltd. Finance Corp.
8.50%, 6/15/19	40	48
Burlington Northern Santa Fe LLC
6.15%, 5/1/37	55	63
CBS Corp.
7.88%, 7/30/30	35	42

The accompanying notes are an integral part of the financial statements.

2010 Annual Report

September 30, 2010

Portfolio of Investments (cont'd)

Long Duration Fixed Income Portfolio

	Face Amount (000)	Value (000)
Industrials (cont'd)
Comcast Corp.,
6.40%, 5/15/38	$160	$178
6.45%, 3/15/37	10	11
6.95%, 8/15/37	100	118
ConAgra Foods, Inc.,
7.00%, 10/1/28	20	24
8.25%, 9/15/30	80	108
Corning, Inc.
7.25%, 8/15/36	50	60
COX Communications, Inc.
8.38%, 3/1/39 (a)	20	27
CSX Corp.
6.15%, 5/1/37	60	69
CVS Caremark Corp.
6.13%, 9/15/39	65	72
CVS Pass-Through Trust,
6.04%, 12/10/28	100	106
8.35%, 7/10/31 (a)	29	37
Daimler Finance North America LLC
8.50%, 1/18/31	65	90
Darden Restaurants, Inc.
6.80%, 10/15/37	50	58
Delhaize America, Inc.
9.00%, 4/15/31	60	85
Deutsche Telekom International Finance BV
8.75%, 6/15/30	85	119
DIRECTV Holdings LLC
6.35%, 3/15/40	40	43
Dr Pepper Snapple Group, Inc.
7.45%, 5/1/38	75	101
EnCana Corp.,
6.50%, 2/1/38	20	23
6.63%, 8/15/37	45	53
H.J. Heinz Finance Co.
6.75%, 3/15/32	45	54
Harley-Davidson Funding Corp.
6.80%, 6/15/18 (a)	60	65
Hess Corp.
7.13%, 3/15/33	55	68
Holcim Capital Corp. Ltd.
6.88%, 9/29/39 (a)	100	112
Home Depot, Inc.
5.88%, 12/16/36	120	128
International Business Machines Corp.,
5.60%, 11/30/39	110	127
5.88%, 11/29/32	60	71
International Paper Co.
7.30%, 11/15/39	95	107
JC Penney Corp., Inc.
7.40%, 4/1/37	50	51
KLA-Tencor Corp.
6.90%, 5/1/18	45	52

	Face Amount (000)	Value (000)
Kohl's Corp.
6.88%, 12/15/37	$55	$68
Koninklijke KPN NV
8.38%, 10/1/30	25	35
Koninklijke Philips Electronics NV
6.88%, 3/11/38	70	89
Kraft Foods, Inc.
6.88%, 1/26/39	155	189
Kroger Co. (The)
6.90%, 4/15/38	80	99
Lorillard Tobacco Co.
8.13%, 5/1/40	45	48
Lowe's Cos., Inc.
6.65%, 9/15/37	45	56
Marathon Oil Corp.
6.60%, 10/1/37	30	36
Meccanica Holdings USA
6.25%, 1/15/40 (a)	100	100
NBC Universal, Inc.
6.40%, 4/30/40 (a)	45	49
Newmont Mining Corp.
6.25%, 10/1/39	95	109
News America, Inc.,
6.40%, 12/15/35	160	178
6.65%, 11/15/37	15	17
7.85%, 3/1/39	40	51
Nexen, Inc.
7.50%, 7/30/39	125	154
Nokia Oyj
6.63%, 5/15/39	85	97
Norfolk Southern Corp.
7.05%, 5/1/37	80	103
Petro-Canada,
5.95%, 5/15/35	55	59
6.80%, 5/15/38	100	119
Petrobras International Finance Co. - Pifco
6.88%, 1/20/40	95	109
Pfizer, Inc.
7.20%, 3/15/39	70	96
Philip Morris International, Inc.
6.38%, 5/16/38	90	111
Potash Corp. of Saskatchewan, Inc.
5.88%, 12/1/36	85	89
Quest Diagnostics, Inc.,
5.75%, 1/30/40	30	30
6.95%, 7/1/37	80	92
Qwest Corp.
6.88%, 9/15/33	40	40
Ralcorp Holdings, Inc.
6.63%, 8/15/39	90	98
Rio Tinto Alcan, Inc.
6.13%, 12/15/33	25	29
Rio Tinto Finance USA Ltd.
7.13%, 7/15/28	100	127

The accompanying notes are an integral part of the financial statements.

2010 Annual Report

September 30, 2010

Portfolio of Investments (cont'd)

Long Duration Fixed Income Portfolio

	Face Amount (000)	Value (000)
Industrials (cont'd)
Southern Copper Corp.
6.75%, 4/16/40	$45	$49
Talisman Energy, Inc.
6.25%, 2/1/38	45	50
Target Corp.
7.00%, 1/15/38	100	129
Telecom Italia Capital SA
7.20%, 7/18/36	185	200
Telefonica Europe BV
8.25%, 9/15/30	115	152
Teva Pharmaceutical Finance Co. LLC
6.15%, 2/1/36	25	30
Time Warner Cable, Inc.,
6.55%, 5/1/37	85	96
6.75%, 6/15/39	75	87
Time Warner, Inc.
7.70%, 5/1/32	240	301
Transocean, Inc.
6.80%, 3/15/38	80	82
TRW, Inc. DEB
7.75%, 6/1/29	10	13
Union Pacific Corp.
6.25%, 5/1/34	115	132
Vale Overseas Ltd.,
6.88%, 11/21/36 - 11/10/39	100	115
Valero Energy Corp.,
6.63%, 6/15/37	65	66
9.38%, 3/15/19	40	51
Verizon Communications, Inc.,
5.85%, 9/15/35	230	249
8.95%, 3/1/39	115	169
VF Corp.
6.45%, 11/1/37	45	55
Viacom, Inc.
6.88%, 4/30/36	110	130
Vivendi SA
6.63%, 4/4/18 (a)	40	47
Vodafone Group PLC
6.15%, 2/27/37	45	53
Wal-Mart Stores, Inc.,
5.25%, 9/1/35	100	107
6.50%, 8/15/37	35	44
Waste Management, Inc.
6.13%, 11/30/39	95	106
Weatherford International Ltd.,
7.00%, 3/15/38	80	85
9.63%, 3/1/19	35	46
Williams Cos., Inc. (The)
7.75%, 6/15/31	123	141
Wyeth
5.95%, 4/1/37	35	41

	Face Amount (000)	Value (000)
Xerox Corp.
5.63%, 12/15/19	$20	$22
Yum! Brands, Inc.
6.88%, 11/15/37	75	90
		9,244
Utilities (8.8%)
CenterPoint Energy Resources Corp.
6.25%, 2/1/37	25	28
Columbus Southern Power Co.
6.60%, 3/1/33	30	37
Constellation Energy Group, Inc.
7.60%, 4/1/32	75	92
Consumers Energy Co.
5.65%, 4/15/20	40	47
Detroit Edison Co. (The)
6.35%, 10/15/32	90	107
E.ON International Finance BV
6.65%, 4/30/38 (a)	25	32
EDF SA
5.60%, 1/27/40 (a)	30	33
Enbridge Energy Partners LP
7.50%, 4/15/38	50	63
ENEL Finance International SA
6.00%, 10/7/39 (a)	100	104
Energy Transfer Partners LP,
7.50%, 7/1/38	60	71
9.00%, 4/15/19	40	51
Entergy Louisiana LLC
5.40%, 11/1/24	50	58
Enterprise Products Operating LLC,
6.65%, 10/15/34	30	34
6.88%, 3/1/33	95	108
Exelon Generation Co. LLC
6.25%, 10/1/39	140	151
FirstEnergy Solutions Corp.
6.80%, 8/15/39	180	182
Georgia Power Co.
5.40%, 6/1/40	115	125
Kinder Morgan Energy Partners LP,
6.50%, 2/1/37	65	70
6.95%, 1/15/38	120	137
7.30%, 8/15/33	5	6
Nevada Power Co.
6.65%, 4/1/36	125	150
Nisource Finance Corp.
6.13%, 3/1/22	85	97
Ohio Edison Co.
6.88%, 7/15/36	65	76
Ohio Power Co.
6.60%, 2/15/33	110	128
Oncor Electric Delivery Co. LLC
7.50%, 9/1/38	25	33
Oneok Partners LP
6.85%, 10/15/37	75	87

The accompanying notes are an integral part of the financial statements.

2010 Annual Report

September 30, 2010

Portfolio of Investments (cont'd)

Long Duration Fixed Income Portfolio

	Face Amount (000)	Value (000)
Utilities (cont'd)
Plains All American Pipeline LP/PAA Finance Corp.,
6.65%, 1/15/37	$40	$44
6.70%, 5/15/36	75	82
PPL Electric Utilities Corp.
6.45%, 8/15/37	30	37
Sempra Energy
6.00%, 10/15/39	125	142
Spectra Energy Capital LLC
7.50%, 9/15/38	45	55
Tennessee Gas Pipeline Co.
7.00%, 10/15/28	125	137
Texas Eastern Transmission LP
7.00%, 7/15/32	55	70
TransCanada PipeLines Ltd.
7.63%, 1/15/39	125	167
Williams Partners LP
6.30%, 4/15/40	50	55
		2,896
		16,309
Municipal Bonds (6.4%)
American Municipal Power-Ohio Inc,
6.05%, 2/15/43	55	58
6.45%, 2/15/44	60	63
Bay Area Toll Authority
6.26%, 4/1/49	125	139
Chicago Board of Education
6.14%, 12/1/39	50	51
Chicago Transit Authority
6.20%, 12/1/40	130	132
City of New York
5.97%, 3/1/36	120	130
County of Clark
6.82%, 7/1/45	105	119
County of Cook
6.23%, 11/15/34	45	47
District of Columbia
5.59%, 12/1/34	65	71
Illinois State Toll Highway Authority, Highway Revenue, Build America Bonds
6.18%, 1/1/34	70	75
Indianapolis Local Public Improvement Bond Bank
6.12%, 1/15/40	35	40
Los Angeles Unified School District/CA
6.76%, 7/1/34	45	51
Metropolitan Transportation Authority
6.67%, 11/15/39	140	150
Municipal Electric Authority of Georgia,
6.64%, 4/1/57	65	70
6.66%, 4/1/57	110	116
New Jersey Transportation Trust Fund Authority
6.56%, 12/15/40	115	131

	Face Amount (000)	Value (000)
New York City Municipal Water Finance Authority
5.72%, 6/15/42	$30	$33
New York City Transitional Finance Authority
5.27%, 5/1/27	120	131
North Texas Tollway Authority
6.72%, 1/1/49	90	99
San Diego County Water Authority
6.14%, 5/1/49	25	28
San Francisco City & County Public Utilities Commission
6.00%, 11/1/40	55	58
State of California
7.55%, 4/1/39	160	175
State of Illinois
6.63%, 2/1/35	50	50
State of Washington
5.09%, 8/1/33	90	96
		2,113
Sovereign (3.2%)
Federative Republic of Brazil
8.25%, 1/20/34	280	409
Italian Republic
5.38%, 6/15/33	55	56
Province of Quebec Canada
7.50%, 9/15/29	117	171
Republic of Panama,
8.88%, 9/30/27	44	64
9.38%, 4/1/29	43	65
Republic of Peru
8.75%, 11/21/33	65	97
United Mexican States
6.05%, 1/11/40	165	190
		1,052
U.S. Agency Securities (3.3%)
Federal Home Loan Mortgage Corp.,
6.25%, 7/15/32	160	215
6.75%, 3/15/31	500	702
Federal National Mortgage Association
7.25%, 5/15/30	100	146
		1,063
U.S. Treasury Securities (35.7%)
U.S. Treasury Bonds,
4.25%, 5/15/39	250	275
4.38%, 11/15/39	3,740	4,196
4.63%, 2/15/40	200	234
6.13%, 11/15/27	1,170	1,616
6.63%, 2/15/27	1,400	2,021
6.75%, 8/15/26	100	145
6.88%, 8/15/25	230	334
7.13%, 2/15/23	239	345
7.50%, 11/15/24	835	1,266
7.63%, 11/15/22	395	590

The accompanying notes are an integral part of the financial statements.

2010 Annual Report

September 30, 2010

Portfolio of Investments (cont'd)

Long Duration Fixed Income Portfolio

	Face Amount (000)	Value (000)
U.S. Treasury Securities (cont'd)
U.S. Treasury Notes,
3.13%, 4/30/17	$200	$216
3.63%, 2/15/20	480	527
		11,765
Total Fixed Income Securities (Cost $28,673)		32,302
	Shares
Short-Term Investments (1.9%)
Investment Company (1.0%)
Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio — Institutional Class (Note G)	323,248	323
	Face Amount (000)
U.S. Treasury Security (0.9%)
U.S. Treasury Bill
0.20%, 10/28/10 (b)(c)(d)	$300	300
Total Short-Term Investments (Cost $623)		623
Total Investments (100.0%) (Cost $29,296)		32,925
Other Assets in Excess of Liabilities (0.0%)		15
Net Assets (100.0%)		$32,940

(a)  144A security — Certain conditions for public sale may exist. Unless otherwise noted, these securities are deemed to be liquid.

(b)  Rate shown is the yield to maturity at September 30, 2010.

(c)  All or a portion of the security was pledged to cover margin requirements for futures contracts.

(d)  All or a portion of the security was pledged as collateral for swap agreements.

Futures Contracts

The Portfolio had the following futures contract(s) open at period end:

	Number of Contracts	Value (000)	Expiration Date	Net Unrealized Appreciation (Depreciation) (000)
Long:
U.S. Treasury 10 yr. Note	5	$630	Dec-10	$4
U.S. Treasury 30 yr. Bond	13	1,739	Dec-10	(15)
U.S. Treasury 5 yr. Note	13	1,571	Dec-10	12
Short:
U.S. Treasury 2 yr. Note	(24)	(5,268)	Dec-10	(11)
				$(10)

Interest Rate Swap Agreements

The Portfolio had the following interest rate swap agreement(s) open at period end:

Swap Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Fixed Rate	Termination Date	Notional Amount (000)		Net Unrealized Appreciation (Depreciation) (000)
Credit Suisse	3 Month LIBOR	Receive	2.63%	3/11/15		$2,020	$(116)
Credit Suisse	3 Month LIBOR	Receive	2.18	9/8/15	CAD	953	(4)
Credit Suisse	3 Month LIBOR	Receive	2.21	9/8/15		686	(3)
Credit Suisse	3 Month LIBOR	Pay	4.07	9/8/20		1,115	8
Credit Suisse	3 Month LIBOR	Pay	4.12	9/8/20		804	7
							$(108)

CAD — Canadian Dollar

Zero Coupon Swap Agreements

The Portfolio had the following zero coupon swap agreement(s) open at period end:

Swap Counterparty	Notional Amount (000)	Floating Rate Index	Pay/Receive Floating Rate	Termination Date	Net Unrealized Appreciation (Depreciation) (000)
Barclays Capital	$609	3 Month LIBOR	Receive	11/15/19	$(125)
Barclays Capital	995	3 Month LIBOR	Pay	11/15/19	39
Deutsche Bank	370	3 Month LIBOR	Receive	11/15/21	(72)
JPMorgan Chase	276	3 Month LIBOR	Receive	11/15/19	(53)
JPMorgan Chase	256	3 Month LIBOR	Receive	11/15/21	(56)
					$(267)

LIBOR  London Interbank Offered Rate

The accompanying notes are an integral part of the financial statements.

2010 Annual Report

September 30, 2010

Portfolio of Investments (cont'd)

Long Duration Fixed Income Portfolio

Fair Value Measurement Information:

The following is a summary of the inputs used to value the Portfolio's net assets as of September 30, 2010. (See Note A-7 to the financial statements for further information regarding fair value measurement.)

Investment Type	Level 1 Quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Fixed Income Securities
Corporate Bonds	$—	$16,309	$—	$16,309
Municipal Bonds	—	2,113	—	2,113
Sovereign	—	1,052	—	1,052
U.S. Agency Securities	—	1,063	—	1,063
U.S. Treasury Securities	—	11,765	—	11,765
Total Fixed Income Securities	—	32,302	—	32,302
Short-Term Investments
Investment Company	323	—	—	323
U.S. Treasury Security	—	300	—	300
Total Short-Term Investments	323	300	—	623
Futures Contracts	16	—	—	16
Interest Rate Swap Agreements	—	15	—	15
Zero Coupon Swap Agreement	—	39	—	39
Total Assets	339	32,656	—	32,995
Liabilities:
Futures Contracts	26	—	—	26
Interest Rate Swap Agreements	—	123	—	123
Zero Coupon Swap Agreements	—	306	—	306
Total Liabilities	26	429	—	455
Total	$313	$32,227	$—	$32,540

The accompanying notes are an integral part of the financial statements.

2010 Annual Report

September 30, 2010

Statements of Assets and Liabilities

	Balanced Portfolio (000)	Mid Cap Growth Portfolio (000)	Core Fixed Income Portfolio (000)		Core Plus Fixed Income Portfolio (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Cost	$42,783	$4,592,749	$80,897		$546,669
Investments in Securities of Affiliated Issuers, at Cost	13,620	359,619	13,668		36,170
Total Investments in Securities, at Cost	56,403	4,952,368	94,565		582,839
Foreign Currency, at Cost	3	1,014	—		—	@
Investments in Securities of Unaffiliated Issuers, at Value(1)	44,517	5,394,415	85,242		570,487
Investments in Securities of Affiliated Issuers, at Value	13,666	359,619	13,668		38,007
Total Investments in Securities, at Value	58,183	5,754,034	98,910		608,494
Foreign Currency, at Value	5	1,020	—		—	@
Cash	4	—	—		649
Receivable for Investments Sold	—	35,474	—		—
Receivable for Delayed Delivery Commitments	1,421	—	5,345		23,408
Receivable for Portfolio Shares Sold	—	9,137	2		328
Interest Receivable	149	—	655		4,982
Dividends Receivable	29	1,286	—		—
Due from Broker	505	—	7		75
Swap Agreements, at Value	8	—	93		247
Tax Reclaim Receivable	1	183	—	@	2
Receivable from Affiliates	4	43	18		115
Unrealized Appreciation on Foreign Currency Exchange Contracts	43	9	—		—
Other Assets	— @	67	8		13
Total Assets	60,352	5,801,253	105,038		638,313
Liabilities:
Collateral on Securities Loaned, at Value	11,325	—	13,996		25,211
Payable for Investments Purchased	222	307,104	429		3,221
Payable for Delayed Delivery Commitments	3,295	—	12,875		68,206
Payable for Portfolio Shares Redeemed	1	7,655	169		76
Swap Agreements, at Value	139	—	1,343		6,107
Payable for Investment Advisory Fees	50	6,033	14		502
Premium Received on Open Swap Contracts	17	—	275		1,299
Payable for Sub Transfer Agency Fees	10	1,468	—		15
Payable for Shareholder Servicing Fees — Class P	4	481	—	@	1
Payable for Administration Fees	3	338	5		35
Payable for Professional Fees	42	54	39		76
Payable for Trustees' Fees and Expenses	7	51	4		79
Payable for Custodian Fees	7	53	2		6
Unrealized Depreciation on Foreign Currency Exchange Contracts	47	13	—		—
Payable for Transfer Agent Fees	4	17	1		5
Payable for Shareholder Servicing Fees — Investment Class	1	—	—		11
Other Liabilities	8	428	26		86
Total Liabilities	15,182	323,695	29,178		104,936
Net Assets	$45,170	$5,477,558	$75,860		$533,377
Net Assets Consist Of:
Paid-in-Capital	$57,047	$5,009,511	$113,382		$1,031,610
Undistributed Net Investment Income	353	10,899	528		5,908
Accumulated Net Realized Loss	(13,950)	(344,521)	(41,170)		(524,204)
Unrealized Appreciation (Depreciation) on:
Investments	1,734	801,666	4,043		23,818
Investments in Affiliates	46	—	302		1,837
Futures Contracts	72	—	25		268
Swap Agreements	(131)	—	(1,250)		(5,860)
Foreign Currency Exchange Contracts	(4)	(4)	—		—
Foreign Currency Translations	3	7	—		—	@
Net Assets	$45,170	$5,477,558	$75,860		$533,377

The accompanying notes are an integral part of the financial statements.

2010 Annual Report

September 30, 2010

Statements of Assets and Liabilities (cont'd)

	Balanced Portfolio (000)	Mid Cap Growth Portfolio (000)	Core Fixed Income Portfolio (000)	Core Plus Fixed Income Portfolio (000)
CLASS I:
Net Assets	$22,706	$3,012,006	$75,651	$434,657
Shares Outstanding (unlimited number of shares authorized, no par value) (not in 000)	1,808,622	89,703,417	7,592,596	43,635,433
Net Asset Value, Offering and Redemption Price Per Share	$12.55	$33.58	$9.96	$9.96
INVESTMENT CLASS:
Net Assets	$5,295	$—	$—	$92,988
Shares Outstanding (unlimited number of shares authorized, no par value) (not in 000's)	422,403	—	—	9,339,639
Net Asset Value, Offering and Redemption Price Per Share	$12.53	$—	$—	$9.96
CLASS P:
Net Assets	$17,169	$2,465,552	$209	$5,732
Shares Outstanding (unlimited number of shares authorized, no par value) (not in 000)	1,371,043	75,842,997	20,896	574,735
Net Asset Value, Offering and Redemption Price Per Share	$12.52	$32.51	$10.01	$9.97
(1) Including: Securities on Loan, at Value:	$12,632	$—	$18,568	$34,018

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.

2010 Annual Report

September 30, 2010

Statements of Assets and Liabilities

	Intermediate Duration Portfolio (000)	Investment Grade Fixed Income Portfolio (000)		Limited Duration Portfolio (000)	Long Duration Fixed Income Portfolio (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Cost	$85,953	$87,885		$198,800	$28,607
Investments in Securities of Affiliated Issuers, at Cost	1,138	12,381		6,675	689
Total Investments in Securities, at Cost	87,091	100,266		205,475	29,296
Investments in Securities of Unaffiliated Issuers, at Value(1)	92,030	92,763		205,306	32,198
Investments in Securities of Affiliated Issuers, at Value	1,226	12,907		6,808	727
Total Investments in Securities, at Value	93,256	105,670		212,114	32,925
Cash	45	—		—	40
Receivable for Delayed Delivery Commitments	—	6,410		—	—
Interest Receivable	861	764		1,736	467
Swap Agreements, at Value	189	—		260	54
Receivable from Affiliates	21	23		158	6
Due from Broker	14	14		—	—
Receivable for Portfolio Shares Sold	—	—		16	—
Tax Reclaim Receivable	— @	1		5	—	@
Due from Adviser	—	—		—	4
Other Assets	1	1		4	4
Total Assets	94,387	112,883		214,293	33,500
Liabilities:
Collateral on Securities Loaned, at Value	—	9,998		—	—
Payable for Delayed Delivery Commitments	—	14,999		—	—
Swap Agreements, at Value	1,832	1,117		3,475	429
Premium Received on Open Swap Contracts	379	252		732	83
Payable for Investments Purchased	—	488		835	—
Payable for Portfolio Shares Redeemed	—	213		155	—
Payable for Investment Advisory Fees	90	82		163	—
Payable for Sub Transfer Agency Fees	— @	49		125	—	@
Payable for Professional Fees	33	39		37	38
Payable for Administration Fees	6	6		14	2
Payable for Trustees' Fees and Expenses	2	13		6	—	@
Due to Brokers	—	—		16	1
Payable for Shareholder Servicing Fees — Investment Class	11	—		—	—
Payable for Custodian Fees	1	2		2	1
Payable for Transfer Agent Fees	1	2		1	1
Payable for Distribution and Shareholder Servicing Fees — Class L	—	2		—	—
Bank Overdraft	—	—		— @	—
Payable for Shareholder Servicing Fees — Class P	—	—	@	— @	—	@
Payable for Shareholder Servicing Fees — Class H	—	—	@	—	—
Other Liabilities	15	16		72	5
Total Liabilities	2,370	27,278		5,633	560
Net Assets	$92,017	$85,605		$208,660	$32,940
Net Assets Consist Of:
Paid-in-Capital	$104,643	$145,362		$463,611	$28,144
Undistributed (Distributions in Excess of) Net Investment Income	(2)	527		(13)	295
Accumulated Net Realized Gain (Loss)	(17,157)	(64,581)		(258,401)	1,257
Unrealized Appreciation (Depreciation) on:
Investments	6,077	4,878		6,506	3,591
Investments in Affiliates	88	526		133	38
Futures Contracts	11	10		39	(10)
Swap Agreements	(1,643)	(1,117)		(3,215)	(375)
Foreign Currency Translations	—	—		—	—	@
Net Assets	$92,017	$85,605		$208,660	$32,940

The accompanying notes are an integral part of the financial statements.

2010 Annual Report

September 30, 2010

Statements of Assets and Liabilities (cont'd)

	Intermediate Duration Portfolio (000)	Investment Grade Fixed Income Portfolio (000)	Limited Duration Portfolio (000)	Long Duration Fixed Income Portfolio (000)
CLASS I:
Net Assets	$135	$79,337	$208,608	$32,354
Shares Outstanding (unlimited number of shares authorized, no par value) (not in 000)	13,577	7,803,522	26,778,284	2,757,852
Net Asset Value, Offering and Redemption Price Per Share	$9.94	$10.17	$7.79	$11.73
INVESTMENT CLASS:
Net Assets	$91,882	$—	$—	$—
Shares Outstanding (unlimited number of shares authorized, no par value) (not in 000's)	9,287,704	—	—	—
Net Asset Value, Offering and Redemption Price Per Share	$9.89	$—	$—	$—
CLASS P:
Net Assets	$—	$590	$52	$586
Shares Outstanding (unlimited number of shares authorized, no par value) (not in 000)	—	58,110	6,713	50,000
Net Asset Value, Offering and Redemption Price Per Share	$—	$10.16	$7.79	$11.72
CLASS H:
Net Assets	$—	$170	$—	$—
Shares Outstanding (unlimited number of shares authorized, no par value) (not in 000)	—	16,707	—	—
Net Asset Value, Redemption Price Per Share	$—	$10.16	$—	$—
Maximum Sales Load	—	3.50%	—	—
Maximum Sales Charge	$—	$0.37	$—	$—
Maximum Offering Price Per Share	$—	$10.53	$—	$—
CLASS L:
Net Assets	$—	$5,508	$—	$—
Shares Outstanding (unlimited number of shares authorized, no par value) (not in 000)	—	542,451	—	—
Net Asset Value, Offering and Redemption Price Per Share	$—	$10.15	$—	$—
(1) Including: Securities on Loan, at Value:	$—	$14,083	$—	$—

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.

2010 Annual Report

September 30, 2010

Statements of Operations

For the Year Ended September 30, 2010

	Balanced Portfolio (000)	Mid Cap Growth Portfolio (000)	Core Fixed Income Portfolio (000)	Core Plus Fixed Income Portfolio (000)
Investment Income:
Dividends from Securities of Unaffiliated Issuers	$641	$46,496	$—	$2
Dividends from Securities of Affiliated Issuers	19	369	28	262
Interest from Securities of Unaffiliated Issuers	634	—	3,287	32,450
Interest from Securities of Affiliated Issuers	17	—	81	829
Less: Foreign Taxes Withheld	(2)	(1,502)	(1)	(22)
Total Investment Income	1,309	45,363	3,395	33,521
Expenses:
Investment Advisory Fees (Note B)	226	21,333	312	3,111
Shareholder Servicing Fees — Class P (Note D)	44	4,767	1	15
Administration Fees (Note C)	40	3,413	67	663
Sub Transfer Agency Fees	22	3,043	30	77
Shareholder Reporting Fees	16	856	31	136
Professional Fees	42	132	39	85
Registration Fees	35	160	33	51
Shareholder Servicing Fees — Investment Class (Note D)	8	—	—	155
Custodian Fees (Note F)	31	209	13	37
Transfer Agency Fees (Note E)	17	117	9	32
Trustees' Fees and Expenses	2	103	3	28
Pricing Fees	9	11	9	21
Other Expenses	7	102	10	50
Expenses Before Non Operating Expenses	499	34,246	557	4,461
Bank Overdraft Expense	— @	—	—	1
Total Expenses	499	34,246	557	4,462
Voluntary Waiver of Investment Advisory Fees (Note B)	—	—	(140)	—
Rebate from Morgan Stanley Affiliate (Note G)	(5)	(257)	(4)	(46)
Net Expenses	494	33,989	413	4,416
Net Investment Income	815	11,374	2,982	29,105
Realized Gain (Loss):
Investments Sold	(2,155)	188,622	3,272	35,840
Investments in Affiliates	(348)	—	15	1,365
Foreign Currency Exchange Contracts	174	(504)	—	1
Foreign Currency Transactions	(14)	86	—	(3)
Futures Contracts	99	—	302	6,155
Swap Agreements	(44)	—	(578)	(5,691)
Net Realized Gain (Loss)	(2,288)	188,204	3,011	37,667
Change in Unrealized Appreciation (Depreciation):
Investments	6,711	777,425	1,223	6,639
Investments in Affiliates	46	—	302	1,837
Foreign Currency Exchange Contracts	(68)	(4)	—	—
Foreign Currency Translations	1	7	—	— @
Futures Contracts	48	—	(7)	(598)
Swap Agreements	(150)	—	(764)	(2,565)
Net Change in Unrealized Appreciation (Depreciation)	6,588	777,428	754	5,313
Total Net Realized Gain (Loss) and Change in Unrealized Appreciation (Depreciation)	4,300	965,632	3,765	42,980
Net Increase in Net Assets Resulting from Operations	$5,115	$977,006	$6,747	$72,085

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.

2010 Annual Report

September 30, 2010

Statements of Operations

For the Year Ended September 30, 2010

	Intermediate Duration Portfolio (000)	Investment Grade Fixed Income Portfolio (000)	Limited Duration Portfolio (000)	Long Duration Fixed Income Portfolio (000)
Investment Income:
Dividends from Securities of Affiliated Issuers	$4	$26	$8	$1
Interest from Securities of Unaffiliated Issuers	3,558	3,847	6,838	1,651
Interest from Securities of Affiliated Issuers	79	125	138	26
Less: Foreign Taxes Withheld	(1)	(1)	(3)	—
Total Investment Income	3,640	3,997	6,981	1,678
Expenses:
Investment Advisory Fees (Note B)	395	364	711	115
Administration Fees (Note C)	84	78	190	24
Sub Transfer Agency Fees	— @	108	190	—	@
Registration Fees	33	60	36	32
Shareholder Servicing Fees — Investment Class (Note D)	158	—	—	—
Professional Fees	33	36	38	38
Shareholder Reporting Fees	17	26	78	3
Transfer Agency Fees (Note E)	7	33	10	7
Custodian Fees (Note F)	9	13	12	8
Pricing Fees	7	9	8	9
Shareholder Servicing Fees — Class P (Note D)	—	1	— @	1
Distribution and Shareholder Servicing Fees — Class L (Note D)	—	28	—	—
Trustees' Fees and Expenses	4	4	7	2
Shareholder Servicing Fees — Class H (Note D)	—	— @	—	—
Other Expenses	9	11	16	3
Expenses Before Non Operating Expenses	756	771	1,296	242
Bank Overdraft Expense	— @	1	—	—
Total Expenses	756	772	1,296	242
Voluntary Waiver of Investment Advisory Fees (Note B)	—	—	—	(89)
Voluntary Waiver of Shareholder Servicing Fees — Class P (Note D)	—	(1)	—	—
Rebate from Morgan Stanley Affiliate (Note G)	(3)	(5)	(6)	—	@
Net Expenses	753	766	1,290	153
Net Investment Income	2,887	3,231	5,691	1,525
Realized Gain (Loss):
Investments Sold	4,130	4,372	5,880	1,321
Investments in Affiliates	75	127	160	3
Foreign Currency Exchange Contracts	—	—	—	—	@
Foreign Currency Transactions	—	—	— @	—	@
Futures Contracts	(377)	500	(615)	479
Swap Agreements	(323)	(644)	(826)	(195)
Net Realized Gain	3,505	4,355	4,599	1,608
Change in Unrealized Appreciation (Depreciation):
Investments	2,249	527	(207)	908
Investments in Affiliates	88	526	133	38
Foreign Currency Translations	—	—	—	—	@
Futures Contracts	(7)	(158)	191	(33)
Swap Agreements	(975)	(663)	(1,815)	(238)
Net Change in Unrealized Appreciation (Depreciation)	1,355	232	(1,698)	675
Total Net Realized Gain (Loss) and Change in Unrealized Appreciation (Depreciation)	4,860	4,587	2,901	2,283
Net Increase in Net Assets Resulting from Operations	$7,747	$7,818	$8,592	$3,808

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.

2010 Annual Report

September 30, 2010

Statements of Changes in Net Assets

	Balanced Portfolio		Mid Cap Growth Portfolio
	Year Ended September 30, 2010 (000)	Year Ended September 30, 2009 (000)	Year Ended September 30, 2010 (000)	Year Ended September 30, 2009 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Income	$815	$895	$11,374	$907
Net Realized Gain (Loss)	(2,288)	(6,075)	188,204	(57,337)
Net Change in Unrealized Appreciation (Depreciation)	6,588	6,028	777,428	477,258
Net Increase in Net Assets Resulting from Operations	5,115	848	977,006	420,828
Distributions from and/or in Excess of:
Class I:
Net Investment Income	(537)	(1,893)	(492)	—
Investment Class:
Net Investment Income	(85)	(189)	—	—
Class P:
Net Investment Income	(296)	(1,105)	—	—
Total Distributions	(918)	(3,187)	(492)	—
Capital Share Transactions:(1)
Class I:
Subscribed	481	6,036	889,304	518,584
Distributions Reinvested	537	1,891	472	—
Redeemed	(26,425)	(3,599)	(420,200)	(346,494)
Investment Class:
Subscribed	294	316	—	—
Distributions Reinvested	85	189	—	—
Redeemed	(105)	—	—	—
Class P:
Subscribed	1,623	1,945	1,024,930	629,880
Distributions Reinvested	295	1,105	—	—
Redeemed	(4,318)	(14,376)	(566,573)	(496,259)
Net Increase (Decrease) in Net Assets Resulting from Capital Share Transactions	(27,533)	(6,493)	927,933	305,711
Redemption Fees	—	— @	—	121
Total Increase (Decrease) in Net Assets	(23,336)	(8,832)	1,904,447	726,660
Net Assets:
Beginning of Period	68,506	77,338	3,573,111	2,846,451
End of Period	$45,170	$68,506	$5,477,558	$3,573,111
Undistributed Net Investment Income Included in End of Period Net Assets	$353	$287	$10,899	$435
(1) Capital Share Transactions:
Class I:
Shares Subscribed	40	640	29,554	25,689
Shares Issued on Distributions Reinvested	45	187	17	—
Shares Redeemed	(2,184)	(359)	(14,261)	(18,385)
Net Increase (Decrease) in Class I Shares Outstanding	(2,099)	468	15,310	7,304
Investment Class:
Shares Subscribed	25	30	—	—
Shares Issued on Distributions Reinvested	7	19	—	—
Shares Redeemed	(8)	—	—	—
Net Increase in Investment Class Shares Outstanding	24	49	—	—
Class P:
Shares Subscribed	134	192	35,479	33,966
Shares Issued on Distributions Reinvested	25	109	—	—
Shares Redeemed	(360)	(1,465)	(19,574)	(27,045)
Net Increase (Decrease) in Class P Shares Outstanding	(201)	(1,164)	15,905	6,921

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.

2010 Annual Report

September 30, 2010

Statements of Changes in Net Assets

	Core Fixed Income Portfolio		Core Plus Fixed Income Portfolio
	Year Ended September 30, 2010 (000)	Year Ended September 30, 2009 (000)	Year Ended September 30, 2010 (000)	Year Ended September 30, 2009 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Income	$2,982	$4,426	$29,105	$48,496
Net Realized Gain (Loss)	3,011	(10,956)	37,667	(242,307)
Net Change in Unrealized Appreciation (Depreciation)	754	15,918	5,313	257,459
Net Increase in Net Assets Resulting from Operations	6,747	9,388	72,085	63,648
Distributions from and/or in Excess of:
Class I:
Net Investment Income	(2,890)	(8,961)	(26,942)	(72,875)
Investment Class:
Net Investment Income	—	—	(3,836)	(8,618)
Class P:
Net Investment Income	(6)	(18)	(197)	(5,514)
Total Distributions	(2,896)	(8,979)	(30,975)	(87,007)
Capital Share Transactions:(1)
Class I:
Subscribed	5,258	7,793	124,974	67,837
Distributions Reinvested	2,881	8,941	26,764	70,268
Redeemed	(30,097)	(109,677)	(549,999)	(531,332)
Investment Class:
Subscribed	—	—	26	—
Distributions Reinvested	—	—	—	5,818
Redeemed	—	—	(27,291)	(14,500)
Class P:
Subscribed	—	22	779	2,388
Distributions Reinvested	6	18	196	5,502
Redeemed	(21)	(317)	(2,028)	(95,502)
Net Decrease in Net Assets Resulting from Capital Share Transactions	(21,973)	(93,220)	(426,579)	(489,521)
Redemption Fees	—	1	—	7
Total Decrease in Net Assets	(18,122)	(92,810)	(385,469)	(512,873)
Net Assets:
Beginning of Period	93,982	186,792	918,846	1,431,719
End of Period	$75,860	$93,982	$533,377	$918,846
Undistributed Net Investment Income Included in End of Period Net Assets	$528	$845	$5,908	$7,467
(1) Capital Share Transactions:
Class I:
Shares Subscribed	548	862	13,192	7,486
Shares Issued on Distributions Reinvested	303	998	2,836	7,871
Shares Redeemed	(3,142)	(12,281)	(57,130)	(59,234)
Net Decrease in Class I Shares Outstanding	(2,291)	(10,421)	(41,102)	(43,877)
Investment Class:
Shares Subscribed	—	—	— @@	—
Shares Issued on Distributions Reinvested	—	—	—	667
Shares Redeemed	—	—	(2,839)	(1,630)
Net Decrease in Investment Class Shares Outstanding	—	—	(2,839)	(963)
Class P:
Shares Subscribed	—	2	80	274
Shares Issued on Distributions Reinvested	1	2	21	618
Shares Redeemed	(2)	(35)	(212)	(10,619)
Net Decrease in Class P Shares Outstanding	(1)	(31)	(111)	(9,727)

@@  Amount is less than 500 shares.

The accompanying notes are an integral part of the financial statements.

2010 Annual Report

September 30, 2010

Statements of Changes in Net Assets

	Intermediate Duration Portfolio		Investment Grade Fixed Income Portfolio
	Year Ended September 30, 2010 (000)	Year Ended September 30, 2009 (000)	Year Ended September 30, 2010 (000)	Year Ended September 30, 2009 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Income	$2,887	$3,223	$3,231	$7,519
Net Realized Gain (Loss)	3,505	(809)	4,355	(14,703)
Net Change in Unrealized Appreciation (Depreciation)	1,355	9,849	232	21,750
Net Increase in Net Assets Resulting from Operations	7,747	12,263	7,818	14,566
Distributions from and/or in Excess of:
Class I:
Net Investment Income	(4)	(75)	(3,953)	(14,637)
Investment Class:
Net Investment Income	(2,980)	(3,906)	—	—
Class P:
Net Investment Income	—	—	(24)	(37)
Class H:
Net Investment Income	—	—	(6)	(6)
Class L:
Net Investment Income	—	—	(200)	(48)
Total Distributions	(2,984)	(3,981)	(4,183)	(14,728)
Capital Share Transactions:(1)
Class I:
Subscribed	8	24	6,110	63,348
Distributions Reinvested	4	74	3,815	14,421
Redeemed	(15)	(3,505)	(74,847)	(253,405)
Investment Class:
Subscribed	33	—	—	—
Distributions Reinvested	—	1,642	—	—
Redeemed	(52,415)	(2,500)	—	—
Class P:
Subscribed	—	—	— @	—
Distributions Reinvested	—	—	23	36
Redeemed	—	—	(69)	(268)
Class H:
Subscribed	—	—	— @	69
Distributions Reinvested	—	—	3	2
Redeemed	—	—	(2)	(2)
Class L:
Subscribed	—	—	1,986	5,401
Distributions Reinvested	—	—	194	47
Redeemed	—	—	(2,065)	(545)
Net Decrease in Net Assets Resulting from Capital Share Transactions	(52,385)	(4,265)	(64,852)	(170,896)
Redemption Fees	—	—	—	1
Total Increase (Decrease) in Net Assets	(47,622)	4,017	(61,217)	(171,057)
Net Assets:
Beginning of Period	139,639	135,622	146,822	317,879
End of Period	$92,017	$139,639	$85,605	$146,822
Undistributed (Distributions in Excess of) Net Investment Income Included in End of Period Net Assets	$(2)	$443	$527	$1,774

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.

2010 Annual Report

September 30, 2010

Statements of Changes in Net Assets (cont'd)

	Intermediate Duration Portfolio		Investment Grade Fixed Income Portfolio
	Year Ended September 30, 2010 (000)	Year Ended September 30, 2009 (000)	Year Ended September 30, 2010 (000)		Year Ended September 30, 2009 (000)
(1) Capital Share Transactions:
Class I:
Shares Subscribed	1	3	622		6,858
Shares Issued on Distributions Reinvested	— @@	8	392		1,545
Shares Redeemed	(2)	(386)	(7,658)		(26,918)
Net Decrease in Class I Shares Outstanding	(1)	(375)	(6,644)		(18,515)
Investment Class:
Shares Subscribed	— @@	—	—		—
Shares Issued on Distributions Reinvested	—	186	—		—
Shares Redeemed	(5,481)	(268)	—		—
Net Decrease in Investment Class Shares Outstanding	(5,481)	(82)	—		—
Class P:
Shares Subscribed	—	—	—	@@	—
Shares Issued on Distributions Reinvested	—	—	2		4
Shares Redeemed	—	—	(7)		(29)
Net Decrease in Class P Shares Outstanding	—	—	(5)		(25)
Class H:
Shares Subscribed	—	—	—	@@	8
Shares Issued on Distributions Reinvested	—	—	—	@@	— @@
Shares Redeemed	—	—	—	@@	— @@
Net Increase (Decrease) in Class H Shares Outstanding	—	—	—	@@	8
Class L:
Shares Subscribed	—	—	202		575
Shares Issued on Distributions Reinvested	—	—	20		5
Shares Redeemed	—	—	(210)		(56)
Net Increase in Class L Shares Outstanding	—	—	12		524

@@  Amount is less than 500 shares.

The accompanying notes are an integral part of the financial statements.

2010 Annual Report

September 30, 2010

Statements of Changes in Net Assets

	Limited Duration Portfolio		Long Duration Fixed Income Portfolio
	Year Ended September 30, 2010 (000)	Year Ended September 30, 2009 (000)	Year Ended September 30, 2010 (000)	Year Ended September 30, 2009 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Income	$5,691	$11,086	$1,525	$1,351
Net Realized Gain (Loss)	4,599	(127,427)	1,608	1,655
Net Change in Unrealized Appreciation (Depreciation)	(1,698)	112,183	675	2,907
Net Increase (Decrease) in Net Assets Resulting from Operations	8,592	(4,158)	3,808	5,913
Distributions from and/or in Excess of:
Class I:
Net Investment Income	(5,286)	(22,797)	(1,518)	(1,536)
Net Realized Gain	—	—	(1,612)	—
Paid-in-Capital	(161)	—	—	—
Class P:
Net Investment Income	(2)	(10)	(26)	(27)
Net Realized Gain	—	—	(30)	—
Paid-in-Capital	— @	—	—	—
Total Distributions	(5,449)	(22,807)	(3,186)	(1,563)
Capital Share Transactions:(1)
Class I:
Subscribed	13,427	13,007	7	193
Distributions Reinvested	5,446	22,796	326	153
Redeemed	(76,202)	(314,216)	—	(645)
Class P:
Subscribed	—	77	—	—
Distributions Reinvested	2	10	—	—
Redeemed	(119)	(200)	—	—
Net Increase (Decrease) in Net Assets Resulting from Capital Share Transactions	(57,446)	(278,526)	333	(299)
Redemption Fees	—	4	—	—
Total Increase (Decrease) in Net Assets	(54,303)	(305,487)	955	4,051
Net Assets:
Beginning of Period	262,963	568,450	31,985	27,934
End of Period	$208,660	$262,963	$32,940	$31,985
Undistributed (Distributions in Excess of) Net Investment Income Included in End of Period Net Assets	$(13)	$310	$295	$511
(1) Capital Share Transactions:
Class I:
Shares Subscribed	1,742	1,692	— @	18
Shares Issued on Distributions Reinvested	708	3,013	30	14
Shares Redeemed	(9,893)	(41,504)	—	(68)
Net Increase (Decrease) in Class I Shares Outstanding	(7,443)	(36,799)	30	(36)
Class P:
Shares Subscribed	—	10	—	—
Shares Issued on Distributions Reinvested	— @@	1	—	—
Shares Redeemed	(16)	(26)	—	—
Net Decrease in Class P Shares Outstanding	(16)	(15)	—	—

@  Amount is less than $500.

@@  Amount is less than 500 shares.

The accompanying notes are an integral part of the financial statements.

2010 Annual Report

September 30, 2010

Financial Highlights

Balanced Portfolio

	Class I
	Year Ended September 30,
Selected Per Share Data and Ratios	2010		2009		2008	2007		2006
Net Asset Value, Beginning of Period	$11.66		$11.87		$14.69	$12.63		$11.95
Income (Loss) from Investment Operations:
Net Investment Income†	0.21		0.16		0.38	0.32		0.25
Net Realized and Unrealized Gain (Loss) on Investments	0.91		0.17		(2.84)	2.00		0.72
Total from Investment Operations	1.12		0.33		(2.46)	2.32		0.97
Distributions from and/or in Excess of:
Net Investment Income	(0.23)		(0.54)		(0.36)	(0.26)		(0.29)
Redemption Fees	—		0.00	‡	0.00 ‡	0.00	‡	0.00 ‡
Net Asset Value, End of Period	$12.55		$11.66		$11.87	$14.69		$12.63
Total Return++	9.77%		3.45	%**	(17.02)%	18.57%		8.21%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$22,706		$45,567		$40,799	$310,886		$256,754
Ratio of Expenses to Average Net Assets (1)	0.89	%+(2)	0.67	%+	0.57%+	0.61	%+	0.60%
Ratio of Net Investment Income to Average Net Assets (1)	1.73	%+(2)	1.56	%+	2.66%+	2.35	%+	2.02%
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01%		0.04%		0.05%	0.00	%§	N/A
Portfolio Turnover Rate	176%		171%		148%	60%		71%
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	N/A		N/A		0.58%+	N/A		N/A
Net Investment Income to Average Net Assets	N/A		N/A		2.65%+	N/A		N/A

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value as of the last business day of the period.

**  Performance was positively impacted by approximately 0.79% due to the receipt of proceeds from the settlements of class action suits involving primarily two of the Portfolio's past holdings. This was a one-time settlement, and as a result, the impact on the NAV and consequently the performance will not likely be repeated in the future. Had these settlements not occurred, the total return for Class I shares would have been approximately 2.66%.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets".

§  Amount is less than 0.005%.

(2)  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

The accompanying notes are an integral part of the financial statements.

2010 Annual Report

September 30, 2010

Financial Highlights

Balanced Portfolio

	Investment Class
	Year Ended September 30,
Selected Per Share Data and Ratios	2010		2009		2008	2007		2006
Net Asset Value, Beginning of Period	$11.64		$11.85		$14.67	$12.61		$11.93
Income (Loss) from Investment Operations:
Net Investment Income†	0.19		0.14		0.35	0.30		0.23
Net Realized and Unrealized Gain (Loss) on Investments	0.91		0.17		(2.83)	2.00		0.72
Total from Investment Operations	1.10		0.31		(2.48)	2.30		0.95
Distributions from and/or in Excess of:
Net Investment Income	(0.21)		(0.52)		(0.34)	(0.24)		(0.27)
Redemption Fees	—		0.00	‡	0.00 ‡	0.00	‡	0.00 ‡
Net Asset Value, End of Period	$12.53		$11.64		$11.85	$14.67		$12.61
Total Return++	9.62%		3.30	%**	(17.17)%	18.43%		8.07%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$5,295		$4,649		$4,141	$5,103		$4,102
Ratio of Expenses to Average Net Assets	1.04	%+(1)	0.87	%+	0.79%+	0.76	%+	0.75%
Ratio of Net Investment Income to Average Net Assets	1.58	%+(1)	1.35	%+	2.50%+	2.21	%+	1.87%
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01%		0.04%		0.05%	0.00	%§	N/A
Portfolio Turnover Rate	176%		171%		148%	60%		71%

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value as of the last business day of the period.

**  Performance was positively impacted by approximately 0.80% due to the receipt of proceeds from the settlements of class action suits involving primarily two of the Portfolio's past holdings. This was a one-time settlement, and as a result, the impact on the NAV and consequently the performance will not likely be repeated in the future. Had these settlements not occurred, the total return for Investment Class shares would have been approximately 2.50%.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets".

§  Amount is less than 0.005%.

(1)  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

The accompanying notes are an integral part of the financial statements.

2010 Annual Report

September 30, 2010

Financial Highlights

Balanced Portfolio

	Class P
	Year Ended September 30,
Selected Per Share Data and Ratios	2010		2009		2008	2007		2006
Net Asset Value, Beginning of Period	$11.63		$11.84		$14.66	$12.61		$11.93
Income (Loss) from Investment Operations:
Net Investment Income†	0.18		0.13		0.32	0.29		0.22
Net Realized and Unrealized Gain (Loss) on Investments	0.91		0.17		(2.81)	1.98		0.72
Total from Investment Operations	1.09		0.30		(2.49)	2.27		0.94
Distributions from and/or in Excess of:
Net Investment Income	(0.20)		(0.51)		(0.33)	(0.22)		(0.26)
Redemption Fees	—		0.00	‡	0.00 ‡	0.00	‡	0.00 ‡
Net Asset Value, End of Period	$12.52		$11.63		$11.84	$14.66		$12.61
Total Return++	9.52%		3.15	%**	(17.26)%	18.23%		7.96%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$17,169		$18,290		$32,398	$31,183		$36,870
Ratio of Expenses to Average Net Assets (1)	1.14	%+(2)	1.03	%+	0.90%+	0.87	%+	0.85%
Ratio of Net Investment Income to Average Net Assets (1)	1.48	%+(2)	1.27	%+	2.35%+	2.11	%+	1.77%
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01%		0.04%		0.06%	0.00	%§	N/A
Portfolio Turnover Rate	176%		171%		148%	60%		71%
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	N/A		1.08	%+	0.91%+	N/A		N/A
Net Investment Income to Average Net Assets	N/A		1.22	%+	2.34%+	N/A		N/A

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value as of the last business day of the period.

**  Performance was positively impacted by approximately 0.80% due to the receipt of proceeds from the settlements of class action suits involving primarily two of the Portfolio's past holdings. This was a one-time settlement, and as a result, the impact on the NAV and consequently the performance will not likely be repeated in the future. Had these settlements not occurred, the total return for Class P shares would have been approximately 2.35%.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets".

§  Amount is less than 0.005%.

(2)  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

The accompanying notes are an integral part of the financial statements.

2010 Annual Report

September 30, 2010

Financial Highlights

Mid Cap Growth Portfolio

	Class I
	Year Ended September 30,
Selected Per Share Data and Ratios	2010		2009		2008		2007		2006
Net Asset Value, Beginning of Period	$26.96		$23.99		$33.68		$25.21		$23.54
Income (Loss) from Investment Operations:
Net Investment Income†	0.11		0.03		0.05	^	0.17		0.09
Net Realized and Unrealized Gain (Loss) on Investments	6.52		2.94		(9.58)		8.42		1.58
Total from Investment Operations	6.63		2.97		(9.53)		8.59		1.67
Distributions from and/or in Excess of:
Net Investment Income	(0.01)		—		(0.16)		(0.12)		—
Redemption Fees	—		0.00	‡	0.00	‡	0.00	‡	0.00 ‡
Net Asset Value, End of Period	$33.58		$26.96		$23.99		$33.68		$25.21
Total Return++	24.58%		12.38	%**	(28.42	)%^	34.24%		7.05%¥
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$3,012,006		$2,005,809		$1,609,506		$1,647,326		$1,001,395
Ratio of Expenses to Average Net Assets	0.68	%+(1)	0.69	%+	0.63	%+	0.63	%+	0.63%
Ratio of Net Investment Income to Average Net Assets	0.38	%+(1)	0.16	%+	0.17	%+	0.57	%+	0.37%
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01%		0.01%		0.00	%§	0.00	%§	N/A
Portfolio Turnover Rate	23%		27%		37%		64%		65%

†  Per share amount is based on average shares outstanding.

^  During the year, the Portfolio received a regulatory settlement from an unaffiliated third party, which had an impact of less than $0.005 on net investment income per share and less than 0.005% on total returns for Class I.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value as of the last business day of the period.

**  Performance was positively impacted by approximately 0.04% due to the receipt of proceeds from the settlements of class action suits involving primarily two of the Portfolio's past holdings. This was a one-time settlement, and as a result, the impact on the NAV and consequently the performance will not likely be repeated in the future. Had these settlements not occurred, the total return for Class I shares would have been approximately 12.34%.

¥  The Adviser fully reimbursed the Portfolio for losses incurred resulting from the disposal of investments in violation of restrictions. The impact of this reimbursement is not reflected in the total return shown above. With this reimbursement, the total return for Class I would have been 7.09%.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets".

§  Amount is less than 0.005%.

(1)  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

The accompanying notes are an integral part of the financial statements.

2010 Annual Report

September 30, 2010

Financial Highlights

Mid Cap Growth Portfolio

	Class P
	Year Ended September 30,
Selected Per Share Data and Ratios	2010		2009		2008		2007		2006
Net Asset Value, Beginning of Period	$26.15		$23.33		$32.78		$24.54		$22.97
Income (Loss) from Investment Operations:
Net Investment Income (Loss)†	0.04		(0.02)		(0.02	)^	0.09		0.03
Net Realized and Unrealized Gain (Loss) on Investments	6.32		2.84		(9.34)		8.20		1.54
Total from Investment Operations	6.36		2.82		(9.36)		8.29		1.57
Distributions from and/or in Excess of:
Net Investment Income	—		—		(0.09)		(0.05)		—
Redemption Fees	—		0.00	‡	0.00	‡	0.00	‡	0.00 ‡
Net Asset Value, End of Period	$32.51		$26.15		$23.33		$32.78		$24.54
Total Return++	24.32%		12.04	%**	(28.59	)%^	33.89%		6.79%¥
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$2,465,552		$1,567,302		$1,236,945		$1,520,096		$1,020,611
Ratio of Expenses to Average Net Assets (1)	0.93	%+(2)	0.96	%+	0.88	%+	0.88	%+	0.88%
Ratio of Net Investment Income (Loss) to Average Net Assets (1)	0.13	%+(2)	(0.11	)%+	(0.07	)%+	0.31	%+	0.10%
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01%		0.01%		0.00	%§	0.00	%§	N/A
Portfolio Turnover Rate	23%		27%		37%		64%		65%
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	N/A		N/A		0.89	%+	N/A		N/A
Net Investment Loss to Average Net Assets	N/A		N/A		(0.08	)%+	N/A		N/A

†  Per share amount is based on average shares outstanding.

^  During the year, the Portfolio received a regulatory settlement from an unaffiliated third party, which had an impact of less than $0.005 on net investment income per share and less than 0.005% on total returns for Class P.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value as of the last business day of the period.

**  Performance was positively impacted by approximately 0.04% due to the receipt of proceeds from the settlements of class action suits involving primarily two of the Portfolio's past holdings. This was a one-time settlement, and as a result, the impact on the NAV and consequently the performance will not likely be repeated in the future. Had these settlements not occurred, the total return for Class P shares would have been approximately 12.00%.

¥  The Adviser fully reimbursed the Portfolio for losses incurred resulting from the disposal of investments in violation of restrictions. The impact of this reimbursement is not reflected in the total return shown above. With this reimbursement, the total return for Class P would have been 6.84%.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets".

§  Amount is less than 0.005%.

(2)  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

The accompanying notes are an integral part of the financial statements.

2010 Annual Report

September 30, 2010

Financial Highlights

Core Fixed Income Portfolio

	Class I
	Year Ended September 30,
Selected Per Share Data and Ratios	2010		2009		2008	2007	2006
Net Asset Value, Beginning of Period	$9.49		$9.18		$10.77	$10.80	$11.09
Income (Loss) from Investment Operations:
Net Investment Income†	0.34		0.34		0.53	0.52	0.40
Net Realized and Unrealized Gain (Loss) on Investments	0.45		0.57		(1.60)	(0.02)	0.00 ‡
Total from Investment Operations	0.79		0.91		(1.07)	0.50	0.40
Distributions from and/or in Excess of:
Net Investment Income	(0.32)		(0.60)		(0.52)	(0.53)	(0.57)
Net Realized Gain	—		—		—	—	(0.12)
Total Distributions	(0.32)		(0.60)		(0.52)	(0.53)	(0.69)
Redemption Fees	—		0.00	‡	0.00 ‡	0.00 ‡	0.00 ‡
Net Asset Value, End of Period	$9.96		$9.49		$9.18	$10.77	$10.80
Total Return++	8.57%		10.41%		(10.40)%	4.76%	3.79%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$75,651		$93,768		$186,305	$308,111	$299,997
Ratio of Expenses to Average Net Assets (1)	0.50	%+(2)	0.50	%+	0.49%+	0.49%+	0.50%
Ratio of Net Investment Income to Average Net Assets (1)	3.58	%+(2)	3.73	%+	5.11%+	4.83%+	3.71%
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%§	0.01%		0.01%	0.01%	N/A
Portfolio Turnover Rate	261%		437%		306%	107%	139%
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	0.67	%+(2)	0.61	%+	0.53%+	0.54%+	0.56%
Net Investment Income to Average Net Assets	3.41	%+(2)	3.62	%+	5.07%+	4.78%+	3.65%

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets".

§  Amount is less than 0.005%.

(2)  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

The accompanying notes are an integral part of the financial statements.

2010 Annual Report

September 30, 2010

Financial Highlights

Core Fixed Income Portfolio

	Class P
	Year Ended September 30,
Selected Per Share Data and Ratios	2010		2009		2008	2007	2006
Net Asset Value, Beginning of Period	$9.53		$9.12		$10.71	$10.74	$11.03
Income (Loss) from Investment Operations:
Net Investment Income†	0.32		0.31		0.50	0.49	0.37
Net Realized and Unrealized Gain (Loss) on Investments	0.46		0.58		(1.60)	(0.02)	0.01
Total from Investment Operations	0.78		0.89		(1.10)	0.47	0.38
Distributions from and/or in Excess of:
Net Investment Income	(0.30)		(0.48)		(0.49)	(0.50)	(0.55)
Net Realized Gain	—		—		—	—	(0.12)
Total Distributions	(0.30)		(0.48)		(0.49)	(0.50)	(0.67)
Redemption Fees	—		0.00	‡	0.00 ‡	0.00 ‡	0.00 ‡
Net Asset Value, End of Period	$10.01		$9.53		$9.12	$10.71	$10.74
Total Return++	8.47%		10.10%		(10.68)%	4.53%	3.55%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$209		$214		$487	$11,805	$9,812
Ratio of Expenses to Average Net Assets (1)	0.75	%+(2)	0.75	%+	0.74%+	0.74%+	0.75%
Ratio of Net Investment Income to Average Net Assets (1)	3.33	%+(2)	3.48	%+	4.87%+	4.58%+	3.43%
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%§	0.01%		0.01%	0.01%	N/A
Portfolio Turnover Rate	261%		437%		306%	107%	139%
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	0.92	%+(2)	0.86	%+	0.78%+	0.79%+	0.81%
Net Investment Income to Average Net Assets	3.16	%+(2)	3.37	%+	4.84%+	4.54%+	3.37%

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets".

§  Amount is less than 0.005%.

(2)  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

The accompanying notes are an integral part of the financial statements.

2010 Annual Report

September 30, 2010

Financial Highlights

Core Plus Fixed Income Portfolio

	Class I
	Year Ended September 30,
Selected Per Share Data and Ratios	2010		2009		2008	2007		2006
Net Asset Value, Beginning of Period	$9.41		$9.41		$11.40	$11.52		$11.69
Income (Loss) from Investment Operations:
Net Investment Income†	0.34		0.41		0.66	0.58		0.48
Net Realized and Unrealized Gain (Loss) on Investments	0.57		0.27		(2.10)	(0.05)		(0.02)
Total from Investment Operations	0.91		0.68		(1.44)	0.53		0.46
Distributions from and/or in Excess of:
Net Investment Income	(0.36)		(0.68)		(0.55)	(0.65)		(0.63)
Redemption Fees	—		0.00	‡	0.00 ‡	0.00	‡	0.00 ‡
Net Asset Value, End of Period	$9.96		$9.41		$9.41	$11.40		$11.52
Total Return++	10.02%		7.56%		(13.07)%	4.77%		4.13%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$434,657		$797,788		$1,210,286	$2,367,043		$2,314,052
Ratio of Expenses to Average Net Assets (1)	0.51	%+(2)	0.49	%+	0.45%+	0.44	%+	0.44%
Ratio of Net Investment Income to Average Net Assets (1)	3.53	%+(2)	4.56	%+	6.13%+	5.10	%+	4.24%
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01%		0.00	%§	0.01%	0.00	%§	N/A
Portfolio Turnover Rate	270%		402%		320%	139%		142%
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	N/A		0.50	%+	0.45%+	N/A		N/A
Net Investment Income to Average Net Assets	N/A		4.55	%+	6.13%+	N/A		N/A

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets".

§  Amount is less than 0.005%.

(2)  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

The accompanying notes are an integral part of the financial statements.

2010 Annual Report

September 30, 2010

Financial Highlights

Core Plus Fixed Income Portfolio

	Investment Class
	Year Ended September 30,
Selected Per Share Data and Ratios	2010		2009		2008	2007		2006
Net Asset Value, Beginning of Period	$9.41		$9.41		$11.39	$11.52		$11.68
Income (Loss) from Investment Operations:
Net Investment Income†	0.32		0.39		0.64	0.56		0.45
Net Realized and Unrealized Gain (Loss) on Investments	0.57		0.27		(2.09)	(0.06)		0.00 ‡
Total from Investment Operations	0.89		0.66		(1.45)	0.50		0.45
Distributions from and/or in Excess of:
Net Investment Income	(0.34)		(0.66)		(0.53)	(0.63)		(0.61)
Redemption Fees	—		0.00	‡	0.00 ‡	0.00	‡	0.00 ‡
Net Asset Value, End of Period	$9.96		$9.41		$9.41	$11.39		$11.52
Total Return++	9.86%		7.40%		(13.12)%	4.52%		4.04%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$92,988		$114,616		$123,610	$150,671		$142,990
Ratio of Expenses to Average Net Assets	0.66	%+(1)	0.65	%+	0.60%+	0.59	%+	0.59%
Ratio of Net Investment Income to Average Net Assets	3.38	%+(1)	4.31	%+	5.97%+	4.97	%+	3.96%
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01%		0.00	%§	0.01%	0.00	%§	N/A
Portfolio Turnover Rate	270%		402%		320%	139%		142%

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets".

§  Amount is less than 0.005%.

(1)  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

The accompanying notes are an integral part of the financial statements.

2010 Annual Report

September 30, 2010

Financial Highlights

Core Plus Fixed Income Portfolio

	Class P
	Year Ended September 30,
Selected Per Share Data and Ratios	2010		2009		2008	2007		2006
Net Asset Value, Beginning of Period	$9.40		$9.40		$11.38	$11.50		$11.67
Income (Loss) from Investment Operations:
Net Investment Income†	0.31		0.41		0.63	0.55		0.46
Net Realized and Unrealized Gain (Loss) on Investments	0.57		0.24		(2.09)	(0.05)		(0.03)
Total from Investment Operations	0.88		0.65		(1.46)	0.50		0.43
Distributions from and/or in Excess of:
Net Investment Income	(0.31)		(0.65)		(0.52)	(0.62)		(0.60)
Redemption Fees	—		0.00	‡	0.00 ‡	0.00	‡	0.00 ‡
Net Asset Value, End of Period	$9.97		$9.40		$9.40	$11.38		$11.50
Total Return++	9.73%		7.26%		(13.23)%	4.42%		3.97%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$5,732		$6,442		$97,823	$137,733		$126,683
Ratio of Expenses to Average Net Assets (1)	0.76	%+(2)	0.73	%+	0.70%+	0.69	%+	0.69%
Ratio of Net Investment Income to Average Net Assets (1)	3.28	%+(2)	4.56	%+	5.87%+	4.84	%+	4.00%
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01%		0.00	%§	0.01%	0.00	%§	N/A
Portfolio Turnover Rate	270%		402%		320%	139%		142%
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	N/A		N/A		0.70%+	N/A		N/A
Net Investment Income to Average Net Assets	N/A		N/A		5.87%+	N/A		N/A

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets".

§  Amount is less than 0.005%.

(2)  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

The accompanying notes are an integral part of the financial statements.

2010 Annual Report

September 30, 2010

Financial Highlights

Intermediate Duration Portfolio

	Class I
	Year Ended September 30,
Selected Per Share Data and Ratios	2010		2009		2008	2007		2006
Net Asset Value, Beginning of Period	$9.48		$8.93		$10.16	$10.17		$10.22
Income (Loss) from Investment Operations:
Net Investment Income†	0.28		0.23		0.43	0.48		0.42
Net Realized and Unrealized Gain (Loss) on Investments	0.46		0.59		(1.15)	0.01		(0.08)
Total from Investment Operations	0.74		0.82		(0.72)	0.49		0.34
Distributions from and/or in Excess of:
Net Investment Income	(0.28)		(0.27)		(0.51)	(0.50)		(0.39)
Net Asset Value, End of Period	$9.94		$9.48		$8.93	$10.16		$10.17
Total Return++	7.92%		9.31%		(7.29)%	4.87%		3.33%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$135		$131		$3,476	$7,015		$8,823
Ratio of Expenses to Average Net Assets (1)	0.57	%+(2)	0.55	%+	0.52%+	0.54	%+	0.50%
Ratio of Net Investment Income to Average Net Assets (1)	2.88	%+(2)	2.53	%+	4.36%+	4.71	%+	4.20%
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%§	0.00	%§	0.02%	0.00	%§	N/A
Portfolio Turnover Rate	103%		188%		61%	89%		70%
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	N/A		N/A		0.52%+	N/A		N/A
Net Investment Income to Average Net Assets	N/A		N/A		4.36%+	N/A		N/A

†  Per share amount is based on average shares outstanding.

++  Calculated based on the net asset value as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets".

§  Amount is less than 0.005%.

(2)  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

The accompanying notes are an integral part of the financial statements.

2010 Annual Report

September 30, 2010

Financial Highlights

Intermediate Duration Portfolio

	Investment Class
	Year Ended September 30,
Selected Per Share Data and Ratios	2010		2009		2008	2007	2006
Net Asset Value, Beginning of Period	$9.45		$8.90		$10.12	$10.13	$10.19
Income (Loss) from Investment Operations:
Net Investment Income†	0.26		0.21		0.41	0.46	0.39
Net Realized and Unrealized Gain (Loss) on Investments	0.44		0.60		(1.14)	0.02	(0.07)
Total from Investment Operations	0.70		0.81		(0.73)	0.48	0.32
Distributions from and/or in Excess of:
Net Investment Income	(0.26)		(0.26)		(0.49)	(0.49)	(0.38)
Net Asset Value, End of Period	$9.89		$9.45		$8.90	$10.12	$10.13
Total Return++	7.68%		9.19%		(7.54)%	4.84%	3.19%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$91,882		$139,508		$132,146	$145,739	$136,198
Ratio of Expenses to Average Net Assets	0.72	%+(1)	0.70	%+	0.67%+	0.69%+	0.65%
Ratio of Net Investment Income to Average Net Assets	2.73	%+(1)	2.34	%+	4.23%+	4.58%+	3.87%
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%§	0.00	%§	0.02%	0.01%	N/A
Portfolio Turnover Rate	103%		188%		61%	89%	70%

†  Per share amount is based on average shares outstanding.

++  Calculated based on the net asset value as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets".

§  Amount is less than 0.005%.

(1)  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

The accompanying notes are an integral part of the financial statements.

2010 Annual Report

September 30, 2010

Financial Highlights

Investment Grade Fixed Income Portfolio

	Class I
	Year Ended September 30,
Selected Per Share Data and Ratios	2010		2009	2008	2007		2006
Net Asset Value, Beginning of Period	$9.75		$9.61	$11.15	$11.22		$11.42
Income (Loss) from Investment Operations:
Net Investment Income†	0.33		0.31	0.55	0.52		0.41
Net Realized and Unrealized Gain (Loss) on Investments	0.49		0.38	(1.57)	0.01		(0.00)‡
Total from Investment Operations	0.82		0.69	(1.02)	0.53		0.41
Distributions from and/or in Excess of:
Net Investment Income	(0.40)		(0.55)	(0.52)	(0.60)		(0.56)
Net Realized Gain	—		—	—	—		(0.05)
Total Distributions	(0.40)		(0.55)	(0.52)	(0.60)		(0.61)
Redemption Fees	—		0.00 ‡	0.00 ‡	0.00	‡	0.00 ‡
Net Asset Value, End of Period	$10.17		$9.75	$9.61	$11.15		$11.22
Total Return++	8.65%		7.46%	(9.37)%	4.82%		3.65%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$79,337		$140,890	$316,894	$519,504		$525,680
Ratio of Expenses to Average Net Assets	0.76	%+(1)	0.56%+	0.52%+	0.50	%+	0.50%
Ratio of Net Investment Income to Average Net Assets	3.36	%+(1)	3.30%+	5.18%+	4.74	%+	3.66%
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%§	0.01%	0.01%	0.00	%§	N/A
Portfolio Turnover Rate	277%		545%	325%	124%		154%

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets".

§  Amount is less than 0.005%.

(1)  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

The accompanying notes are an integral part of the financial statements.

2010 Annual Report

September 30, 2010

Financial Highlights

Investment Grade Fixed Income Portfolio

	Class P
	Year Ended September 30,
Selected Per Share Data and Ratios	2010		2009		2008	2007		2006
Net Asset Value, Beginning of Period	$9.74		$9.60		$11.14	$11.21		$11.42
Income (Loss) from Investment Operations:
Net Investment Income†	0.31		0.30		0.53	0.51		0.39
Net Realized and Unrealized Gain (Loss) on Investments	0.49		0.38		(1.57)	0.00	‡	(0.01)
Total from Investment Operations	0.80		0.68		(1.04)	0.51		0.38
Distributions from and/or in Excess of:
Net Investment Income	(0.38)		(0.54)		(0.50)	(0.58)		(0.54)
Net Realized Gain	—		—		—	—		(0.05)
Total Distributions	(0.38)		(0.54)		(0.50)	(0.58)		(0.59)
Redemption Fees	—		0.00	‡	0.00 ‡	0.00	‡	0.00 ‡
Net Asset Value, End of Period	$10.16		$9.74		$9.60	$11.14		$11.21
Total Return++	8.50%		7.44%		(9.60)%	4.56%		3.59%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$590		$611		$842	$1,177		$778
Ratio of Expenses to Average Net Assets (1)	0.91	%+(2)	0.69	%+	0.67%+	0.65	%+	0.65%
Ratio of Net Investment Income to Average Net Assets (1)	3.21	%+(2)	3.19	%+	5.01%+	4.59	%+	3.46%
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%§	0.01%		0.01%	0.00	%§	N/A
Portfolio Turnover Rate	277%		545%		325%	124%		154%
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.01	%+(2)	0.79	%+	0.77%+	0.75	%+	0.75%
Net Investment Income to Average Net Assets	3.11	%+(2)	3.09	%+	4.91%+	4.49	%+	3.36%

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets".

§  Amount is less than 0.005%.

(2)  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

The accompanying notes are an integral part of the financial statements.

2010 Annual Report

September 30, 2010

Financial Highlights

Investment Grade Fixed Income Portfolio

	Class H
	Year Ended September 30,			Period from January 2, 2008^ to
Selected Per Share Data and Ratios	2010		2009	September 30, 2008
Net Asset Value, Beginning of Period	$9.74		$9.53	$11.15
Income (Loss) from Investment Operations:
Net Investment Income†	0.31		0.28	0.21
Net Realized and Unrealized Gain (Loss) on Investments	0.48		0.39	(1.68)
Total from Investment Operations	0.79		0.67	(1.47)
Distributions from and/or in Excess of:
Net Investment Income	(0.37)		(0.46)	(0.15)
Redemption Fees	—		0.00 ‡	—
Net Asset Value, End of Period	$10.16		$9.74	$9.53
Total Return++	8.39%		7.21%	(13.21	)%#
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$170		$162	$85
Ratio of Expenses to Average Net Assets	1.01	%+(1)	0.81%+	2.98	%*+
Ratio of Net Investment Income to Average Net Assets	3.11	%+(1)	2.94%+	2.71	%*+
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%§	0.01%	0.01	%*
Portfolio Turnover Rate	277%		545%	325	%#

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

#  Not Annualized.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets".

*  Annualized.

§  Amount is less than 0.005%.

(1)  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

The accompanying notes are an integral part of the financial statements.

2010 Annual Report

September 30, 2010

Financial Highlights

Investment Grade Fixed Income Portfolio

	Class L
	Year Ended September 30,			Period from June 16, 2008^ to
Selected Per Share Data and Ratios	2010		2009	September 30, 2008
Net Asset Value, Beginning of Period	$9.74		$9.63	$10.12
Income (Loss) from Investment Operations:
Net Investment Income†	0.28		0.24	0.12
Net Realized and Unrealized Gain (Loss) on Investments	0.48		0.41	(0.60)
Total from Investment Operations	0.76		0.65	(0.48)
Distributions from and/or in Excess of:
Net Investment Income	(0.35)		(0.54)	(0.01)
Redemption Fees	—		0.00 ‡	—
Net Asset Value, End of Period	$10.15		$9.74	$9.63
Total Return++	8.15%		7.08%	(4.73	)%#
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$5,508		$5,159	$58
Ratio of Expenses to Average Net Assets	1.26	%+(1)	1.06%+	1.15	%*+
Ratio of Net Investment Income to Average Net Assets	2.86	%+(1)	2.58%+	4.34	%*+
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%§	0.01%	0.01	%*
Portfolio Turnover Rate	277%		545%	325	%#

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value as of the last business day of the period.

#  Not Annualized.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets".

*  Annualized.

§  Amount is less than 0.005%.

(1)  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

The accompanying notes are an integral part of the financial statements.

2010 Annual Report

September 30, 2010

Financial Highlights

Limited Duration Portfolio

	Class I
	Year Ended September 30,
Selected Per Share Data and Ratios	2010		2009	2008	2007	2006
Net Asset Value, Beginning of Period	$7.68		$8.00	$10.24	$10.34	$10.34
Income (Loss) from Investment Operations:
Net Investment Income†	0.18		0.24	0.49	0.51	0.41
Net Realized and Unrealized Gain (Loss) on Investments	0.10		(0.12)	(2.22)	(0.08)	(0.02)
Total from Investment Operations	0.28		0.12	(1.73)	0.43	0.39
Distributions from and/or in Excess of:
Net Investment Income	(0.16)		(0.44)	(0.51)	(0.53)	(0.39)
Paid-in-Capital	(0.01)		—	—	—	—
Total Distributions	(0.17)		(0.44)	(0.51)	(0.53)	(0.39)
Redemption Fees	—		0.00 ‡	—	0.00 ‡	—
Net Asset Value, End of Period	$7.79		$7.68	$8.00	$10.24	$10.34
Total Return++	3.74%		1.77%	(17.57)%	4.26%	3.88%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$208,608		$262,794	$568,156	$1,058,151	$1,077,967
Ratio of Expenses to Average Net Assets (1)	0.55	%+(2)	0.45%+	0.43%+	0.45%+	0.42%
Ratio of Net Investment Income to Average Net Assets (1)	2.39	%+(2)	3.16%+	5.22%+	4.94%+	3.96%
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%§	0.00%§	0.01%	0.00%§	N/A
Portfolio Turnover Rate	95%		110%	20%	56%	64%
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	N/A		N/A	0.43%+	N/A	N/A
Net Investment Income to Average Net Assets	N/A		N/A	5.22%+	N/A	N/A

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets".

§  Amount is less than 0.005%.

(2)  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

The accompanying notes are an integral part of the financial statements.

2010 Annual Report

September 30, 2010

Financial Highlights

Limited Duration Portfolio

	Class P
	Year Ended September 30,				Period from September 28, 2007^ to September 30,
Selected Per Share Data and Ratios	2010		2009	2008	2007
Net Asset Value, Beginning of Period	$7.68		$8.00	$10.24	$10.24
Income (Loss) from Investment Operations:
Net Investment Income†	0.17		0.22	0.47	0.00	‡
Net Realized and Unrealized Gain (Loss) on Investments	0.09		(0.12)	(2.23)	(0.00	)‡
Total from Investment Operations	0.26		0.10	(1.76)	0.00	‡
Distributions from and/or in Excess of:
Net Investment Income	(0.15)		(0.42)	(0.48)	—
Paid-in-Capital	‡		—	—	—
Total Distributions	(0.15)		(0.42)	(0.48)	—
Redemption Fees	—		0.00 ‡	—	0.00	‡
Net Asset Value, End of Period	$7.79		$7.68	$8.00	$10.24
Total Return++	3.48%		1.52%	(17.77)%	—
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$52		$169	$294	$1,020
Ratio of Expenses to Average Net Assets	0.80	%+(1)	0.70%+	0.68%+	0.59	%+*
Ratio of Net Investment Income to Average Net Assets	2.14	%+(1)	2.87%+	4.95%+	5.38	%+*
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%§	0.00%§	0.01%	0.06	%*
Portfolio Turnover Rate	95%		110%	20%	56	%#

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets".

*  Annualized.

§  Amount is less than 0.005%.

#  Not Annualized.

(1)  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

The accompanying notes are an integral part of the financial statements.

2010 Annual Report

September 30, 2010

Financial Highlights

Long Duration Fixed Income Portfolio

	Class I
	Year Ended September 30,						Period from July 21, 2006^ to September 30,
Selected Per Share Data and Ratios	2010		2009		2008	2007	2006
Net Asset Value, Beginning of Period	$11.52		$9.93		$10.33	$10.48	$10.00
Income (Loss) from Investment Operations:
Net Investment Income†	0.55		0.49		0.46	0.49	0.09
Net Realized and Unrealized Gain (Loss) on Investments	0.80		1.66		(0.37)	(0.18)	0.39
Total from Investment Operations	1.35		2.15		0.09	0.31	0.48
Distributions from and/or in Excess of:
Net Investment Income	(0.55)		(0.56)		(0.49)	(0.43)	—
Net Realized Gain	(0.59)		—		—	(0.03)	—
Total Distributions	(1.14)		(0.56)		(0.49)	(0.46)	—
Net Asset Value, End of Period	$11.73		$11.52		$9.93	$10.33	$10.48
Total Return++	13.09%		22.19%		0.87%	3.06%	4.80	%#
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$32,354		$31,410		$27,438	$25,297	$25,677
Ratio of Expenses to Average Net Assets (1)	0.50	%+(2)	0.50	%+	0.49%+	0.50%+	0.50	%*
Ratio of Net Investment Income to Average Net Assets (1)	4.98	%+(2)	4.68	%+	4.44%+	4.73%+	4.66	%*
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%§	0.00	%§	0.01%	0.00%§	N/A
Portfolio Turnover Rate	90%		80%		63%	49%	7	%#
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	0.79	%+(2)	0.80	%+	0.75%+	0.94%+	1.52	%*
Net Investment Income to Average Net Assets	4.69	%+(2)	4.38	%+	4.18%+	4.29%+	3.64	%*

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

++  Calculated based on the net asset value as of the last business day of the period.

#  Not Annualized.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets".

*  Annualized.

§  Amount is less than 0.005%.

(2)  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

The accompanying notes are an integral part of the financial statements.

2010 Annual Report

September 30, 2010

Financial Highlights

Long Duration Fixed Income Portfolio

	Class P
	Year Ended September 30,						Period from July 21, 2006^ to September 30,
Selected Per Share Data and Ratios	2010		2009		2008	2007	2006
Net Asset Value, Beginning of Period	$11.51		$9.92		$10.32	$10.48	$10.00
Income (Loss) from Investment Operations:
Net Investment Income†	0.51		0.46		0.44	0.46	0.09
Net Realized and Unrealized Gain (Loss) on Investments	0.82		1.67		(0.37)	(0.19)	0.39
Total from Investment Operations	1.33		2.13		0.07	0.27	0.48
Distributions from and/or in Excess of:
Net Investment Income	(0.53)		(0.54)		(0.47)	(0.40)	—
Net Realized Gain	(0.59)		—		—	(0.03)	—
Total Distributions	(1.12)		(0.54)		(0.47)	(0.43)	—
Net Asset Value, End of Period	$11.72		$11.51		$9.92	$10.32	$10.48
Total Return++	12.81%		21.91%		0.61%	2.72%	4.80	%#
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$586		$575		$496	$516	$524
Ratio of Expenses to Average Net Assets (1)	0.75	%+(2)	0.75	%+	0.74%+	0.75%+	0.75	%*
Ratio of Net Investment Income to Average Net Assets (1)	4.73	%+(2)	4.43	%+	4.18%+	4.48%+	4.40	%*
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%§	0.00	%§	0.01%	0.00%§	N/A
Portfolio Turnover Rate	90%		80%		63%	49%	7	%#
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.04	%+(2)	1.05	%+	1.00%+	1.19%+	1.77	%*
Net Investment Income to Average Net Assets	4.44	%+(2)	4.13	%+	3.92%+	4.04%+	3.39	%*

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

#  Not Annualized.

++  Calculated based on the net asset value as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets".

*  Annualized.

§  Amount is less than 0.005%.

(2)  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

The accompanying notes are an integral part of the financial statements.

2010 Annual Report

September 30, 2010

Notes to Financial Statements

Morgan Stanley Institutional Fund Trust ("MSIFT" or the "Fund") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Fund is comprised of eight separate, active portfolios (individually referred to as a "Portfolio", collectively as the "Portfolios"). All Portfolios are considered diversified for purposes of the 1940 Act.

The Board of Trustees of the Fund approved a Plan of Liquidation and Dissolution with respect to the International Fixed Income Portfolio. On June 25, 2010, the Portfolio liquidated.

The Fund offers up to five different classes of shares for certain Portfolios — Class I shares, Investment Class shares, Class P shares, Class H shares and Class L shares. Each class of shares has identical voting rights (except shareholders of each Class have exclusive voting rights regarding any matter relating solely to that particular Class of shares), dividend, liquidation and other rights, except each class bears different shareholder service fees as described in Note D.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles. Such policies are consistently followed by the Portfolio in the preparation of its financial statements. U.S. generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1.  Security Valuation: Bonds and other fixed income securities may be valued according to the broadest and most representative market. In addition, bonds and other fixed income securities may be valued on the basis of prices provided by a pricing service. The prices provided by a pricing service take into account broker dealer market price quotations for institutional size trading in similar groups of securities, security quality, maturity, coupon and other security characteristics as well as any developments related to the specific securities. Short-term debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, unless the Board of Trustees (the "Trustees") determines such valuation does not reflect the securities' market value, in which case these securities will be valued at their fair value as determined by the Trustees. Equity securities listed on a U.S. exchange are valued at the latest quoted sales price on the valuation date. Equity securities listed or traded on NASDAQ, for which market quotations are available, are valued at the NASDAQ Official Closing Price. Securities listed on a foreign exchange are valued at their closing price, except as noted below. Unlisted and listed equity securities not traded on the valuation date, for which market quotations are readily available, are valued at the mean between the current bid and asked prices obtained from reputable brokers.

All other securities and investments for which market values are not readily available, including restricted securities, and those securities for which it is inappropriate to determine prices in accordance with the aforementioned procedures, are valued at fair value as determined in good faith under procedures adopted by the Trustees, although the actual calculations may be done by others. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

Most foreign markets close before the New York Stock Exchange (NYSE). Occasionally, developments that could affect the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business on the NYSE. If these developments are expected to materially affect the value of the securities, the valuations may be adjusted to reflect the estimated fair value as of the close of the NYSE, as determined in good faith under procedures established by the Trustees.

2.  Foreign Currency Translation: The books and records of the Portfolios are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the bid prices of such currencies against U.S. dollars quoted by a bank. Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency exchange contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Portfolio's books and the U.S. dollar equivalent amounts actually received or paid.

Certain Portfolios' net assets include foreign denominated securities and currency. The net assets of these Portfolios are presented at the foreign exchange rates and market values at the close of the period. The Portfolios do not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of the securities held at period end. Similarly, the Portfolios do not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, the components of realized and unrealized foreign currency gains (losses) representing foreign exchange changes on investments is included in the reported net realized and

2010 Annual Report

September 30, 2010

Notes to Financial Statements (cont'd)

unrealized gains (losses) on investment transactions and balances. Changes in currency exchange rates will affect the value of and investment income from such securities and currency.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, fluctuations of exchange rates in relation to the U.S. dollar, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

3.  Derivatives: Certain Portfolios may use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. Derivatives are financial instruments whose value is based on the value of another underlying asset, interest rate, index or financial instrument. A derivative instrument often has risks similar to its underlying instrument and may have additional risks, including imperfect correlation between the value of the derivative and the underlying instrument, risks of default by the other party to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which they relate, and risks that the transactions may not be liquid. The use of derivatives involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. All of a Portfolio's holdings, including derivative instruments, are marked to market each day with the change in value reflected in unrealized appreciation (depreciation). Upon disposition, a realized gain or loss is generally recognized.

Certain derivative transactions may give rise to a form of leverage. Leverage associated with derivative transactions may cause the Portfolios to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet earmarking or segregation requirements, pursuant to applicable SEC rules and regulations, or may cause the Portfolios to be more volatile than if the Portfolios had not been leveraged. Although the Investment Adviser and/or Sub-Advisor seek to use derivatives to further the Portfolios' investment objectives, there is no assurance that the use of derivatives will achieve this result.

Following is a description of the derivative instruments and techniques that each Portfolio may use and their associated risks:

Futures. In respect to futures, a Portfolio is subject to equity risk, interest rate risk and foreign currency exchange risk in the normal course of pursuing its investment objectives. A futures contract is a standardized agreement between two parties to buy or sell a specific quantity of an underlying instrument at a specific price at a specific future time. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument. Futures contracts are bilateral agreements, with both the purchaser and the seller equally obligated to complete the transaction. Depending on the terms of the particular contract, futures contracts are settled through either physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin). The risk of loss associated with a futures contract is in excess of the variation margin reflected as part of "Due from (to) Brokers" on the Statements of Assets and Liabilities. A decision as to whether, when and how to use futures involves the exercise of skill and judgment and even a well conceived futures transaction may be unsuccessful because of market behavior or unexpected events. In addition to the derivatives risks discussed above, the prices of futures can be highly volatile, using futures can lower total return, and the potential loss from futures can exceed a Portfolio's initial investment in such contracts.

Swaps. In respect to swaps, a Portfolio is subject to equity risk, interest rate risk and credit risk in the normal course of pursuing its investment objectives. A swap agreement is an agreement between two parties pursuant to which the parties exchange payments at specified dates on the basis of a specified notional amount, with the payments calculated by reference to specified securities, indexes, reference rates, currencies or other instruments. Most swap agreements provide that when the period payment dates for both parties are the same, the payments are made on a net basis (i.e., the two payment streams are netted out, with only the net amount paid by one party to the other). A Portfolio's obligations or rights under a swap agreement entered into on a net basis will generally be equal only to the net amount to be paid or received under the agreement, based on the relative values of the positions held by each counterparty. In a zero-coupon interest rate swap, payment only occurs at maturity, at which time one counterparty pays the total compounded fixed rate over the life

2010 Annual Report

September 30, 2010

Notes to Financial Statements (cont'd)

of the swap and the other pays the total compounded floating rate that would have been earned had a series of floating rate investments been rolled over through the life of the swap. Swap agreements are not entered into or traded on exchanges and there is no central clearing or guaranty function for swaps. Therefore, swaps are subject to credit risk or the risk of default or non-performance by the counterparty. Swaps could result in losses if interest rate or foreign currency exchange rates or credit quality changes are not correctly anticipated by a Portfolio or if the reference index, security or investments do not perform as expected. When a Portfolio has an unrealized loss on a swap agreement, the Portfolio has instructed the custodian to pledge cash or liquid securities as collateral with a value approximately equal to the amount of the unrealized loss. Collateral pledges are monitored and subsequently adjusted if and when the swap valuations fluctuate. Cash collateral is included with "Due from (to) Brokers" on the Statements of Assets and Liabilities. Cash collateral has been offset against open swap agreements under the provisions of Financial Accounting Standards Board ("FASB") Accounting Standards CodificationTM ("ASC") "Balance Sheet" (ASC 210). Offsetting of Amounts Related to Certain Contracts an interpretation of ASC 210-20 and are included within "Swap Agreements, at value" on the Statements of Assets and Liabilities. For cash collateral received, a Portfolio pays a monthly fee to the counterparty based on the effective rate for Federal Funds. This fee, when paid, is included within realized gain (loss) on swap agreements on the Statements of Operations.

The Portfolios adopted the provisions of the FASB ASC 815-10, "Derivatives and Hedging" ("ASC 815-10") and ASC 460-10, "Guarantees" ("ASC 460-10"): An Amendment of FASB ASC 815 and ASC 460, effective December 31, 2008. ASC 815-10 and ASC 460-10 require the seller of credit derivatives to provide additional disclosure about its credit derivatives. The Portfolio's use of swaps may include those based on the credit of an underlying security and commonly referred to as credit default swaps. Where a Portfolio is the buyer of a credit default swap agreement, it would be entitled to receive the par (or other agreed-upon) value of a referenced debt obligation from the counterparty to the agreement only in the event of a default by a third party on the debt obligation. If no default occurs, a Portfolio would have paid to the counterparty a periodic stream of payments over the term of the agreement and received no benefit from the agreement. When a Portfolio is the seller of a credit default swap agreement, it receives the stream of payments but is obligated to pay upon default of the referenced debt obligation. The current credit rating of each individual issuer is listed in the table following the Portfolio of Investments and serves as an indicator of the current status of the payment/performance risk of the credit derivative. Alternatively, for credit default swaps on an index of credits, the quoted market prices and current values serve as an indicator of the current status of the payment/performance risk of the credit derivative. Generally, lower credit ratings and increasing market values, in absolute terms, represent a deterioration of the credit and a greater likelihood of an adverse credit event of the issuer.

Upfront payments received or paid by a Portfolio will be reflected as an asset or liability on the Statements of Assets and Liabilities.

Foreign Currency Forward Contracts. In connection with its investments in foreign securities, a Portfolio also may enter into contracts with banks, brokers or dealers to purchase or sell securities or foreign currencies at a future date ("forward contracts"). A foreign currency forward contract is a negotiated agreement between the contracting parties to exchange a specified amount of currency at a specified future time at a specified rate. The rate can be higher or lower than the spot rate between the currencies that are the subject of the contract. Forward foreign currency exchange contracts may be used to protect against uncertainty in the level of future foreign currency exchange rates or to gain or modify exposure to a particular currency. In addition, a Portfolio may use cross currency hedging or proxy hedging with respect to currencies in which a Portfolio has or expects to have portfolio or currency exposure. Cross currency hedges involve the sale of one currency against the positive exposure to a different currency and may be used for hedging purposes or to establish an active exposure to the exchange rate between any two currencies. A currency exchange contract is marked-to-market daily and the change in market value is recorded by a Portfolio as unrealized gain (loss). A Portfolio records realized gains (losses) when the contract is closed equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Hedging a Portfolio's currency risks involves the risk of mismatching a Portfolio's objectives under a forward or futures contract with the value of securities denominated in a particular currency. Furthermore, such transactions reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken. There is an additional risk to the effect that currency contracts create exposure to currencies in which a Portfolio's securities are not denominated. Unanticipated changes in currency prices may result in poorer overall performance for a Portfolio than if it had not entered into such contracts.

2010 Annual Report

September 30, 2010

Notes to Financial Statements (cont'd)

FASB ASC 815, "Derivatives and Hedging: Overall" ("ASC 815") is intended to improve financial reporting about derivative instruments by requiring enhanced disclosures to enable investors to better understand how and why the Portfolios use derivative instruments, how these derivative instruments are accounted for and their effects each Portfolio's financial position and results of operations.

The following table sets forth the fair value of each Portfolio's derivative contracts by primary risk exposure as of September 30, 2010.

Primary Risk Exposure	Statements of Assets and Liabilities	Foreign Currency Exchange Contracts (000)	Futures Contracts (000)(a)	Swap Agreements (000)
Balanced:
Foreign Currency Contracts Risk	Receivables	$43	$—	$—
Equity Risk	Receivables	—	83	—
Interest Rate Risk	Receivables		16	8
Total Receivables		$43	$99	$8
Foreign Currency Contracts Risk	Payables	47	—	—
Equity Risk	Payables	—	10	—
Interest Rate Risk	Payables	—	17	139
Total Payables		$47	$27	$139
Mid Cap Growth:
Foreign Currency Contracts Risk	Receivables	$9	$—	$—
Foreign Currency Contracts Risk	Payables	$13	$—	$—
Core Fixed Income:
Interest Rate Risk	Receivables	$—	$58	$93
Credit Risk	Payables	—	—	49
Interest Rate Risk	Payables	—	33	1,294
Total Payables		$—	$33	$1,343
Core Plus Fixed Income:
Interest Rate Risk	Receivables	$—	$605	$247
Credit Risk	Payables	—	—	263
Interest Rate Risk	Payables	—	337	5,844
Total Payables		$—	$337	$6,107
Intermediate Duration:
Interest Rate Risk	Receivables	$—	$93	$189
Interest Rate Risk	Payables	$—	$82	$1,832
Investment Grade Fixed Income:
Interest Rate Risk	Receivables	$—	$74	$—
Credit Risk	Payables	—	—	53
Interest Rate Risk	Payables	—	64	1,064
Total Payables		$—	$64	$1,117
Limited Duration:
Interest Rate Risk	Receivables	$—	$65	$260
Interest Rate Risk	Payables	$—	$26	$3,475
Long Duration Fixed Income:
Interest Rate Risk	Receivables	$—	$16	$54
Interest Rate Risk	Payables	$—	$26	$429

(a) This amount represents the cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments. The Statements of Assets and Liabilities only reflect the current day variation margin, receivable/payable to brokers.

The following tables set forth by primary risk exposure the Portfolio's realized gains (losses) and change in unrealized appreciation (depreciation) by type of derivative contract for the year ended September 30, 2010 in accordance with ASC 815.

Realized Gain (Loss)
Portfolio	Primary Risk Exposure	Derivative Type	Value (000)
Balanced Foreign Currency	Foreign Currency Contracts Risk	Exchange Contracts	$174
	Equity Risk	Futures Contracts	33
	Interest Rate Risk	Futures Contracts	66
	Interest Rate Risk	Swap Agreements	(44)
Total			$229
Change in Unrealized Appreciation (Depreciation)
Portfolio	Primary Risk Exposure	Derivative Type	Value (000)
Balanced Foreign Currency Foreign Currency	Contracts Risk	Exchange Contracts	$(68)
	Equity Risk	Futures Contracts	40
	Interest Rate Risk	Futures Contracts	8
	Interest Rate Risk	Swap Agreements	(150)
Total			$(170)
Realized Gain (Loss)
Portfolio	Primary Risk Exposure	Derivative Type	Value (000)
Mid Cap Growth Foreign Currency	Foreign Currency Contracts Risk	Exchange Contracts	$(504)
Change in Unrealized Appreciation (Depreciation)
Portfolio	Primary Risk Exposure	Derivative Type	Value (000)
Mid Cap Growth Foreign Currency	Foreign Currency Contracts Risk	Exchange Contracts	$(4)
Realized Gain (Loss)
Portfolio	Primary Risk Exposure	Derivative Type	Value (000)
Core Fixed Income	Interest Rate Risk	Futures Contracts	$302
	Interest Rate Risk	Swap Agreements	(578)
Total			$(276)
Change in Unrealized Appreciation (Depreciation)
Portfolio	Primary Risk Exposure	Derivative Type	Value (000)
Core Fixed Income	Interest Rate Risk	Futures Contracts	$(7)
	Credit Risk	Swap Agreements	7
	Interest Rate Risk	Swap Agreements	(771)
Total			$(771)
Realized Gain (Loss)
Portfolio	Primary Risk Exposure	Derivative Type	Value (000)
Core Plus Fixed Income	Equity Risk	Futures Contracts	$6,155
	Interest Rate Risk	Swap Agreements	(5,691)
Total			$464
Change in Unrealized Appreciation (Depreciation)
Portfolio	Primary Risk Exposure	Derivative Type	Value (000)
Core Plus Fixed Income	Interest Rate Risk	Futures Contracts	$(598)
	Credit Risk	Swap Agreements	39
	Interest Rate Risk	Swap Agreements	(2,604)
Total			$(3,163)

2010 Annual Report

September 30, 2010

Notes to Financial Statements (cont'd)

Realized Gain (Loss)
Portfolio	Primary Risk Exposure	Derivative Type	Value (000)
Intermediate Duration	Interest Rate Risk	Futures Contracts	$(377)
	Interest Rate Risk	Swap Agreements	(323)
Total			$(700)
Change in Unrealized Appreciation (Depreciation)
Portfolio	Primary Risk Exposure	Derivative Type	Value (000)
Intermediate Duration	Interest Rate Risk	Futures Contracts	$(7)
	Interest Rate Risk	Swap Agreements	(975)
Total			$(982)
Realized Gain (Loss)
Portfolio	Primary Risk Exposure	Derivative Type	Value (000)
Investment Grade Fixed Income	Interest Rate Risk	Futures Contracts	$500
	Interest Rate Risk	Swap Agreements	(644)
Total			$(144)
Change in Unrealized Appreciation (Depreciation)
Portfolio	Primary Risk Exposure	Derivative Type	Value (000)
Investment Grade Fixed Income	Interest Rate Risk	Futures Contracts	$(158)
	Credit Risk	Swap Agreements	8
	Interest Rate Risk	Swap Agreements	(671)
Total			$(821)
Realized Gain (Loss)
Portfolio	Primary Risk Exposure	Derivative Type	Value (000)
Limited Duration	Interest Rate Risk	Futures Contracts	$(615)
	Interest Rate Risk	Swap Agreements	(826)
Total			$(1,441)
Change in Unrealized Appreciation (Depreciation)
Portfolio	Primary Risk Exposure	Derivative Type	Value (000)
Limited Duration Foreign Currency	Foreign Currency Contracts Risk	Exchange Contracts	$191
	Interest Rate Risk	Swap Agreements	(1,815)
Total			$(1,624)
Realized Gain (Loss)
Portfolio	Primary Risk Exposure	Derivative Type	Value (000)
Long Duration Foreign Currency Foreign Currency Fixed Income	Contracts Risk	Exchange Contracts	$— @
	Interest Rate Risk	Futures Contracts	479
	Interest Rate Risk	Swap Agreements	(195)
Total			$284
Change in Unrealized Appreciation (Depreciation)
Portfolio	Primary Risk Exposure	Derivative Type	Value (000)
Long Duration Fixed Income	Interest Rate Risk	Futures Contracts	$(33)
	Interest Rate Risk	Swap Agreements	(238)
Total			$(271)

@ Amount is less that $500.

All open derivative positions at period end are reflected on each respective Portfolio's Portfolio of Investments and the volume of these open positions relative to the net assets of each respective Portfolio is generally representative of open positions throughout the reporting period.

4.  When-Issued/Delayed Delivery Securities: Each Portfolio may purchase or sell when-issued and delayed delivery securities. Securities purchased on a when-issued or delayed delivery basis are purchased for delivery beyond the normal settlement date at a stated price and yield, and no income accrues to the Portfolio on such securities prior to delivery. Payment and delivery for when-issued and delayed delivery securities can take place up to 120 days after the date of the transaction. When a Portfolio enters into a purchase transaction on a when-issued or delayed delivery basis, it establishes either a segregated account in which it maintains liquid assets in an amount at least equal in value to the Portfolio's commitments to purchase such securities or designates such assets as segregated on a Portfolio's records. Purchasing securities on a when-issued or delayed delivery basis may involve a risk that the market price at the time of delivery may be lower than the agreed upon purchase price, in which case there could be an unrealized loss at the time of delivery. Purchasing investments on a when-issued or delayed delivery basis may be considered a form of leverage which may increase the impact that gains (losses) may have on the Portfolio.

5.  Repurchase Agreements: The Portfolios may enter into repurchase agreements under which a Portfolio lends excess cash and takes possession of securities with an agreement that the counterparty will repurchase such securities. In connection with transactions in repurchase agreements, a bank as custodian for the Portfolio takes possession of the underlying securities which are held as collateral, with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings. The Portfolio, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into repurchase agreements.

6.  Redemption Fees: The redemption fee is designed to protect each Portfolio and its shareholders from the effects of short-term trading. These fees, if any, are included on the Statements of Changes in Net Assets. Prior to January 31, 2009, shares of the Balanced, Mid Cap

2010 Annual Report

September 30, 2010

Notes to Financial Statements (cont'd)

Growth, Core Fixed Income, Core Plus Fixed Income, Intermediate Duration, Investment Grade Fixed Income, Limited Duration and Long Duration Fixed Income Portfolios redeemed within seven days of purchase may be subject to a 2% redemption fee, payable to the Portfolio.

7.  Fair Value Measurement: In accordance with FASB ASC 820 "Fair Value Measurements and Disclosure" ("ASC 820"), fair value is defined as the price that the Portfolios would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Portfolios' investments. The inputs are summarized in the three broad levels listed below.

•  Level 1 – quoted prices in active markets for identical securities

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs (including each Portfolio's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

On January 21, 2010, the Financial Accounting Standards Board issued Accounting Standards Update ("ASU") 2010-06. The ASU amends Accounting Standards Codification 820 to add new requirements for disclosures about transfers into and out of Levels 1 and 2 and separate disclosures about purchases, sales, issuances, and settlements relating to Level 3 measurements. It also clarifies existing fair value disclosures about the level of disaggregation and about inputs and valuation techniques in Level 2 and Level 3 fair value measurements. The application of ASU 2010-06 is required for fiscal years and interim periods beginning after December 15, 2009, except for disclosures about purchases, sales, issuances, and settlements relating to level 3 measurements, which are required for fiscal years beginning after December 15, 2010 and for interim periods within those fiscal years. The impact of this new guidance on the Fund's financial statements, if any, is currently being assessed by the Fund's management.

8.  Indemnifications: The Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

9.  Other: Security transactions are accounted for on the date the securities are purchased or sold for financial reporting purposes. Realized gains (losses) on the sale of investment securities are determined on the specific identified cost basis. Dividend income and distributions are recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes. Interest income is recognized on the accrual basis except where collection is in doubt.

Discounts and premiums on securities purchased are amortized according to the effective yield method over their respective lives. Most expenses of the Fund can be directly attributed to a particular Portfolio. Expenses which cannot be directly attributed are apportioned among the Portfolios based upon relative net assets or other appropriate measures. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

B. Investment Advisory Fees: Morgan Stanley Investment Management Inc. (the "U.S. Adviser" or "MS Investment Management") a wholly-owned subsidiary of Morgan Stanley, performs investment advisory services at a fee calculated by applying a quarterly rate based on the annual percentage rate listed below, to each Portfolio's average daily net assets for the quarter.

Portfolio	Average Daily Net Assets	Advisory Fee
Balanced		0.450%
Mid Cap Growth		0.500
Core Fixed Income		0.375
Core Plus Fixed Income	first $1 billion	0.375
	over $1 billion	0.300
Intermediate Duration		0.375
Investment Grade Fixed Income		0.375
Limited Duration		0.300
Long Duration Fixed Income		0.375

With respect to certain portfolios, the Adviser has voluntarily agreed to reduce the fees payable to it and, if necessary, reimburse the Portfolio for certain expenses, after giving effect to

2010 Annual Report

September 30, 2010

Notes to Financial Statements (cont'd)

custody fee offsets, so that annual operating expenses will not exceed voluntary expense limitations established for each class of shares as presented in the table below.

	Voluntary Expense Limitations
Portfolio	Class I	Investment Class	Class P
Core Fixed Income	0.50%	0.50%	0.75%
Long Duration Fixed Income	0.50	—	0.75

Fee waivers and/or expense reimbursements are voluntary and may be commenced or terminated at any time. For the year ended September 30, 2010, the Portfolios had advisory fees waived and/or certain expenses reimbursed as follows:

Portfolio	Advisory Fees Waived and/or Reimbursed (000)
Core Fixed Income	$140
Long Duration Fixed Income	89

C. Administration Fees: MS Investment Management (the "Administrator") also provides the Fund with administrative services pursuant to an administration agreement for an annual fee, accrued daily and paid monthly, of 0.08% of each Portfolio's average daily net assets.

Under an agreement between the Administrator and State Street Bank and Trust Company ("State Street"), State Street provides certain administrative services to the Fund. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Fund. Prior to May 3, 2010, JPMorgan Investor Services Co. ("JPMIS") provided certain administrative services to the Fund. For such services, the Administrator paid JPMIS a portion of the fee the administrator received from the Fund.

D. Distribution and Shareholder Servicing Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund.

Pursuant to a Shareholder Service Plan, each Portfolio may pay the Distributor a shareholder servicing fee, accrued daily and paid monthly, at an annual rate of up to 0.15% of the Portfolio's average daily net assets attributable to Investment Class shares. Pursuant to separate Shareholder Service Plans, each Portfolio may pay to the Distributor and other affiliated and unaffiliated broker-dealers, financial institutions and/or intermediaries a service fee, accrued daily and paid monthly, at an annual rate of up to 0.25% of the Portfolio's average daily net assets attributable to Class P and Class H shares, respectively. The shareholder servicing fee is used to support the expenses associated with servicing and maintaining accounts. The Distributor has voluntarily agreed to waive 0.10% of the 0.25% shareholder servicing fee it is entitled to receive from the Class P shares' average daily net assets for the Investment Grade Fixed Income Portfolio.

In addition, the Fund has adopted a Distribution and Shareholder Services Plan with respect to Class L shares pursuant to Rule 12b-1 under the 1940 Act. Under the Distribution and Shareholder Services Plan, each applicable Portfolio pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.25% and a shareholder service fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Portfolio's average daily net assets attributable to Class L shares.

The distribution and shareholder servicing fees are used to support the expenses associated with servicing and maintaining accounts. The Distributor may compensate other parties for providing shareholder support services to investors who purchase Class P, Class H and Class L shares.

E. Dividend Disbursing and Transfer Agent: The Fund's dividend disbursing and transfer agent is Morgan Stanley Services Company Inc. ("Morgan Stanley Services"). Pursuant to a transfer agency agreement, the Fund pays Morgan Stanley Services a fee generally based on the number of classes, accounts and transactions relating to the Portfolios of the Fund.

F. Custodian Fees: State Street Bank and Trust Company (the "Custodian") serves as Custodian for the Fund in accordance with a custodian agreement. The Custodian holds cash, securities, and other assets of the Fund as required by the 1940 Act.

The Fund has entered into an arrangement with its Custodian whereby credits realized on uninvested cash balances were used to offset a portion of each Portfolio's expenses. If applicable, these custodian credits are shown as "Expense Offset" in the Statements of Operations.

Prior to May 3, 2010, JPMorgan Chase Bank, N.A. served as custodian for the Fund in accordance with the custodian agreement.

G. Portfolio Investment Activity:

1.  Security Transactions: During the year ended September 30, 2010, purchases and sales of investment securities, other than long-term U.S. Government securities and short-term investments, were:

Portfolio	Purchases (000)	Sales (000)
Balanced	$38,471	$57,469
Mid Cap Growth	2,046,292	941,576
Core Fixed Income	19,311	28,947
Core Plus Fixed Income	344,965	334,353
Intermediate Duration	24,783	49,075
Investment Grade Fixed Income	24,318	51,994
Limited Duration	124,717	185,168
Long Duration Fixed Income	7,565	7,747

2010 Annual Report

September 30, 2010

Notes to Financial Statements (cont'd)

During the year ended September 30, 2010, purchases and sales of long-term U.S. government securities were:

Portfolio	Purchases (000)	Sales (000)
Balanced	$43,755	$49,491
Core Fixed Income	194,032	206,270
Core Plus Fixed Income	1,813,680	1,942,127
Intermediate Duration	83,138	110,795
Investment Grade Fixed Income	243,889	279,103
Limited Duration	97,503	96,796
Long Duration Fixed Income	19,587	20,462

2.  Transactions with Affiliates: The Portfolios invest in the Institutional Class of portfolios within the Morgan Stanley Institutional Liquidity Funds (the "Liquidity Funds"), an open-end management investment company managed by the Adviser, both directly, and as a portion of the securities held as collateral on loaned securities. A summary of the Portfolio's transactions in shares of the Liquidity Funds during the year ended September 30, 2010 were as follows:

Portfolio	Market Value September 30, 2009 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Dividend Income (000)	Market Value September 30, 2010 (000)
Balanced	$9,292	$36,166	$32,235	$8	$13,223
Mid Cap Growth	248,144	1,293,306	1,181,831	369	359,619
Core Fixed Income	14,933	62,735	64,000	6	13,668
Core Plus Fixed Income	175,901	599,389	746,273	56	29,017
Intermediate Duration	2,193	74,325	76,258	4	260
Investment Grade Fixed Income	4,539	73,787	67,572	7	10,754
Limited Duration	—	130,665	127,887	8	2,778
Long Duration Fixed Income	605	10,349	10,631	1	323

Investment Advisory fees paid by the Portfolios are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Portfolios due to its investment in the Liquidity Funds ("Rebate"). For the year ended September 30, 2010, advisory fees paid were reduced as follows:

Portfolio	Rebate (000)
Balanced	$5
Mid Cap Growth	257
Core Fixed Income	4
Core Plus Fixed Income	46
Intermediate Duration	3
Investment Grade Fixed Income	5
Limited Duration	6
Long Duration Fixed Income	—	@

@ Amount is less than $500.

For the year ended September 30, 2010, the following Portfolios had transactions with Citigroup, Inc. and its affiliated brokers/dealers, which are affiliates of the Investment Adviser, Distributor and Administrator:

Portfolio	Market Value September 30, 2009 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Realized Gain/Loss (000)	Interest Income (000)	Market Value September 30, 2010 (000)
Balanced	$242	$287	$110	$(348)	$17	$443
Core Fixed Income	1,377	117	377	15	81	1,307
Core Plus Fixed Income	14,437	2,219	9,433	1,365	829	8,990
Intermediate Duration	1,729	—	882	75	79	966
Investment Grade Fixed Income	2,740	88	994	127	125	2,153
Limited Duration	4,040	1,972	4,080	160	148	4,030
Long Duration Fixed Income	391	11	52	3	26	404

During the year ended September 30, 2010, the following Portfolios paid brokerage commissions to Morgan Stanley & Co., Inc., an affiliated broker/dealer:

Portfolio	Broker Commissions (000)
Balanced	$—	@
Mid Cap Growth	15

@ Amount is less than $500.

During the year ended September 30, 2010, the following Portfolios paid brokerage commissions to Citigroup, Inc., an affiliated broker/dealer:

Portfolio	Broker Commissions (000)
Balanced	$—	@
Mid Cap Growth	31

@ Amount is less than $500.

H. Securities Lending: Certain Portfolios may lend securities to qualified financial institutions, such as broker-dealers, to earn additional income. Any increase or decrease in the fair value of the securities loaned that might occur and any interest earned or dividends declared on those securities during the term of the loan would remain in the Portfolio. Portfolios that lend securities receive cash or securities as collateral in an amount equal to or exceeding 100% of the current fair value of the loaned securities. The collateral is marked to market daily, by the securities lending agent, to ensure that a minimum of 100% collateral coverage is maintained.

Based on pre-established guidelines, the securities lending agent invests any cash collateral that is received in an affiliated money market portfolio and repurchase agreements backed by

2010 Annual Report

September 30, 2010

Notes to Financial Statements (cont'd)

the U.S. Treasury and Agency securities. Securities lending income is generated from the earnings on the invested collateral and borrowing fees, less any rebates owed to the borrowers and compensation to the lending agent, and is included in the Portfolios' Statements of Operations in affiliated dividend income and interest income. Risks in securities lending transactions are that a borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral plus any rebate that is required to be returned to the borrower.

The value of the loaned securities and related collateral outstanding at September 30, 2010 were as follows:

Portfolio	Value of Loaned Securities (000)	Value of Collateral* (000)
Balanced	$12,632	$12,958
Core Fixed Income	18,568	18,948
Core Plus Fixed Income	34,018	34,711
Investment Grade Fixed Income	14,083	14,380

* Included in these amounts are approximately $1,633,000, $4,952,000, $9,500,000, and $4,382,000 for the Balanced, Core Fixed Income, Core Plus Fixed Income and Investment Grade Fixed Income Portfolios, respectively, which was received in the form of short-term pooled securities, which the Portfolios cannot sell or repledge and accordingly are not reflected in the Portfolios of Investments.

The following Portfolios had income from securities lending (after rebates to borrowers and fees paid to securities lending agent), included within Dividend Income on the Statements of Operations, as follows:

Portfolio	Net Interest Earned by Portfolio (000)
Balanced	$11
Core Fixed Income	22
Core Plus Fixed Income	206
Investment Grade Fixed Income	19

I. Federal Income Taxes: It is each Portfolio's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for Federal income taxes is required in the financial statements.

Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recognized on the accrual basis. Dividends from net investment income, if any, are declared and paid quarterly except for those of the Intermediate Duration and Limited Duration Portfolios, which are declared and paid monthly and those of Mid Cap Growth Portfolio, which are declared and paid annually. Net realized capital gains, if any, are distributed at least annually.

A Portfolio may be subject to taxes imposed by countries which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10 "Income Taxes — Overall" sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Portfolios recognize interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other" expenses on the Statements of Operations. The Portfolios file tax returns with the U.S. Internal Revenue Service, New York and various states. Generally, each of the tax years in the four year period ended September 30, 2010, remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown on the Statements of Changes in Net Assets due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal 2010 and 2009 were as follows:

	2010 Distributions Paid From:			2009 Distributions Paid From:
Portfolio	Ordinary Income (000)	Long-term Capital Gain (000)	Paid-in Capital (000)	Ordinary Income (000)	Long-term Capital Gain (000)	Paid-in Capital (000)
Balanced	$918	$—	$—	$3,187	$—	$—
Mid Cap Growth	492	—	—	—	—	—
Core Fixed Income	2,896	—	—	8,979	—	—
Core Plus Fixed Income	30,975	—	—	87,007	—	—
Intermediate Duration	2,984	—	—	3,981	—	—
Investment Grade Fixed Income	4,183	—	—	14,728	—	—
Limited Duration	5,288	—	161	22,807	—	—
Long Duration Fixed Income	1,544	1,642	—	1,563	—	—

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from U.S. generally accepted accounting principles. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are generally due to differing book and tax treatments in the timing of the recognition of gains (losses) on securities, options, swaps, forwards and futures, including Post October losses.

2010 Annual Report

September 30, 2010

Notes to Financial Statements (cont'd)

Permanent differences, primarily due to differing treatments of gains (losses) related to foreign currency transactions, foreign futures transactions, basis adjustments for swap transactions, in-kind redemptions, basis adjustments for return of capital sold and paydown adjustments, resulted in the following reclassifications among the components of net assets at September 30, 2010:

Portfolio	Accumulated Undistributed (Distributions in Excess of) Net Investment Income (Loss) (000)	Accumulated Net Realized Gain (Loss) (000)	Paid-in Capital (000)
Balanced	$169	$(150)	$(19)
Mid Cap Growth	(418)	418	— @
Core Fixed Income	(403)	429	(26)
Core Plus Fixed Income	311	(6,253)	5,942
Intermediate Duration	(348)	462	(114)
Investment Grade Fixed Income	(295)	336	(41)
Limited Duration	(726)	764	(38)
Long Duration Fixed Income	(197)	205	(8)

@ Less than $500.

At September 30, 2010, the components of distributable earnings on a tax basis were as follows:

Portfolio	Undistributed Ordinary Income (000)	Undistributed Long-term Capital Gain (000)
Balanced	$352	$—
Mid Cap Growth	12,433	—
Core Fixed Income	483	—
Core Plus Fixed Income	5,708	—
Investment Grade Fixed Income	489	—
Long Duration Fixed Income	979	838

At September 30, 2010, cost, unrealized appreciation, unrealized depreciation, and net unrealized appreciation(depreciation) for U.S. Federal income tax purposes of the investments of each of the Portfolios were:

Portfolio	Cost (000)	Appreciation (000)	Depreciation (000)	Net Appreciation (Depreciation) (000)
Balanced	$56,956	$2,026	$(799)	$1,227
Mid Cap Growth	4,953,856	1,185,033	(384,855)	800,178
Core Fixed Income	94,594	4,769	(453)	4,316
Core Plus Fixed Income	583,837	34,447	(9,790)	24,657
Intermediate Duration	87,101	6,222	(67)	6,155
Investment Grade Fixed Income	100,287	5,501	(118)	5,383
Limited Duration	205,475	6,658	(19)	6,639
Long Duration Fixed Income	29,301	3,640	(16)	3,624

At September 30, 2010, the following Portfolios had for Federal income tax purposes unused capital losses, which will expire on the indicated dates:

	Expiration Date September 30, (000)
Portfolio	2011	2012	2013	2014
Balanced	$4,609	$—	$—	$—
Mid Cap Growth	273,884	—	—	—
Core Fixed Income	—	—	—	489
Core Plus Fixed Income	36,930	—	—	7,135
Investment Grade Fixed Income	—	—	—	607
Limited Duration	—	—	8,253	8,229

	Expiration Date September 30, (000)
Portfolio	2015	2016	2017	2018	Total
Balanced	$—	$—	$3,501	$2,442	$10,552
Mid Cap Growth	—	—	70,636	—	344,520
Core Fixed Income	—	1,081	35,829	3,288	40,687
Core Plus Fixed Income	15,680	5,336	254,264	202,592	521,937
Intermediate Duration	3,699	124	12,431	—	16,254
Investment Grade Fixed Income	12	3,511	51,893	8,351	64,374
Limited Duration	7,068	265	200,864	33,049	257,728

To the extent that capital loss carryforwards are used to offset any future capital gains realized during the carryforward period as provided by U.S. Federal income tax regulations, no capital gains tax liability will be incurred by the Portfolio for gains realized and not distributed. To the extent that capital gains are offset, such gains will not be distributed to the shareholders. During the year ended September 30, 2010, the following Portfolios utilized capital loss carryforwards for U.S. Federal income tax purposes of approximately:

Portfolio	Captial Loss Carryfoward Utilized (000)
Mid Cap Growth	$158,304
Intermediate Duration	3,857

Net capital and currency losses incurred after October 31and within the taxable year are deemed to arise on the first day of the Portfolio's next taxable year. For the year ended September 30, 2010, the Portfolio deferred to October 1, 2010 for U.S. Federal income tax purposes, post-October capital and currency losses as indicated:

	Post-October
Portfolio	Captial Losses (000)	Currency Losses (000)
Balanced	$2,758	$—

For the year ended September 30, 2010, Core Plus Fixed Income realized gains from in-kind redemptions of approximately $6,467,000. The gains are not taxable income to the Portfolio.

J. Other: At September 30, 2010, certain Portfolios had otherwise unaffiliated record owners of 10% or greater. Investment activities of these shareholders could have a material impact on these Portfolios.

2010 Annual Report

September 30, 2010

Notes to Financial Statements (cont'd)

These Portfolios and the aggregate percentage of such owners were as follows (unaudited):

	Percentage of Ownership
Portfolio	Class I	Investment Class	Class P
Balanced	25.0%	98.7%	95.4%
Mid Cap Growth	42.4	—	70.0
Core Plus Fixed Income	40.4	99.9	32.1
Intermediate Duration	29.1	100.0	—
Long Duration Fixed Income	11.0	—	—

K. Subsequent Event: The Board of Trustees of the Fund approved a Plan of Liquidation with respect to the Intermediate Duration Portfolio ("Portfolio"), a series of the Fund. Pursuant to the Plan of Liquidation, substantially all of the assets of the Portfolio were liquidated, known liabilities of the Portfolio were satisfied, the remaining proceeds were distributed to the Portfolio's shareholders, and all of the issued and outstanding shares of the Portfolio were redeemed. The Portfolio liquidated on October 15, 2010.

2010 Annual Report

September 30, 2010

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of
Morgan Stanley Institutional Fund Trust:

We have audited the accompanying statements of assets and liabilities of Balanced Portfolio, Mid Cap Growth Portfolio, Core Fixed Income Portfolio, Core Plus Fixed Income Portfolio, Intermediate Duration Portfolio, Investment Grade Fixed Income Portfolio, Limited Duration Portfolio, and Long Duration Fixed Income Portfolio (the "Funds") (eight of the portfolios constituting Morgan Stanley Institutional Fund Trust), including the portfolios of investments, as of September 30, 2010, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds' internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2010, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the aforementioned eight Funds of Morgan Stanley Institutional Fund Trust at September 30, 2010, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
November 23, 2010

2010 Annual Report

September 30, 2010 (unaudited)

Federal Income Tax Information

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by each applicable Portfolio during the taxable year ended September 30, 2010.

For corporate shareholders, the percentages of dividends paid by the following Portfolios qualified for the dividends received deduction. (Please consult your tax advisor to determine if any portion of the dividends you received is exempt from state income tax.):

Portfolio	Div. Received Deduction %
Balanced	55.1%
Mid Cap Growth	100.0

The following Portfolio designated and paid the following amounts as a long-term capital gain distribution:

Portfolio	Amount (000)
Long Duration Fixed Income	$1,641

For Federal income tax purposes, the following information is furnished with respect to the earnings of each applicable Portfolio for the taxable year ended September 30, 2010.

When distributed, certain earnings may be subject to a maximum tax rate of 15% as provided for the Jobs and Growth Tax Relief Reconciliation Act of 2003. Each of the applicable Portfolios designated up to the following maximum amounts as taxable at this lower rate:

Portfolio	Amount (000)
Balanced	$519
Mid Cap Growth	36,865

In January, each applicable Portfolio provides tax information to shareholders for the preceding calendar year.

2010 Annual Report

September 30, 2010 (unaudited)

U.S. Privacy Policy

AN IMPORTANT NOTICE CONCERNING OUR U.S. PRIVACY POLICY (UNAUDITED)

Morgan Stanley Institutional Fund Trust (collectively, the "Fund") is required by federal law to provide you with a copy of our privacy policy ("Policy") annually.

This Policy applies to current and former individual clients of Morgan Stanley Distributors Inc., as well as current and former individual investors in Morgan Stanley mutual funds and related companies.

This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, 529 Educational Savings Accounts, accounts subject to the Uniform Gifts to Minors Act, or similar accounts. We may amend this Policy at any time, and will inform you of any changes to this Policy as required by law.

WE RESPECT YOUR PRIVACY

We appreciate that you have provided us with your personal financial information and understand your concerns about safeguarding such information. We strive to maintain the privacy of such information while we help you achieve your financial objectives. This Policy describes what non-public personal information we collect about you, how we collect it, when we may share it with others, and how others may use it. It discusses the steps you may take to limit our sharing of information about you with affiliated Morgan Stanley companies ("affiliated companies"). It also discloses how you may limit our affiliates' use of shared information for marketing purposes. Throughout this Policy, we refer to the non-public information that personally identifies you or your accounts as "personal information."

1.  WHAT PERSONAL INFORMATION DO WE COLLECT ABOUT YOU?

To better serve you and manage our business, it is important that we collect and maintain accurate information about you. We obtain this information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies, from our websites and from third parties and other sources.

For example:

•  We collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through application forms you submit to us.

•  We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•  We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•  We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

•  If you interact with us through our public and private Web sites, we may collect information that you provide directly through online communications (such as an e-mail address). We may also collect information about your Internet service provider, your domain name, your computer's operating system and Web browser, your use of our Web sites and your product and service preferences, through the use of "cookies." "Cookies" recognize your computer each time you return to one of our sites, and help to improve our sites' content and personalize your experience on our sites by, for example, suggesting offerings that may interest you. Please consult the Terms of Use of these sites for more details on our use of cookies.

2.  WHEN DO WE DISCLOSE PERSONAL INFORMATION WE COLLECT ABOUT YOU?

To provide you with the products and services you request, to better serve you, to manage our business and as otherwise required or permitted by law, we may disclose personal information we collect about you to other affiliated companies and to non-affiliated third parties.

2010 Annual Report

September 30, 2010 (unaudited)

U.S. Privacy Policy (cont'd)

a. Information we disclose to our affiliated companies.

In order to manage your account(s) effectively, including servicing and processing your transactions, to let you know about products and services offered by us and affiliated companies, to manage our business, and as otherwise required or permitted by law, we may disclose personal information about you to other affiliated companies. Offers for products and services from affiliated companies are developed under conditions designed to safeguard your personal information.

b. Information we disclose to third parties.

We do not disclose personal information that we collect about you to non-affiliated third parties except to enable them to provide marketing services on our behalf, to perform joint marketing agreements with other financial institutions, and as otherwise required or permitted by law. For example, some instances where we may disclose information about you to third parties include: for servicing and processing transactions, to offer our own products and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information with a non-affiliated third party, they are required to limit their use of personal information about you to the particular purpose for which it was shared and they are not allowed to share personal information about you with others except to fulfill that limited purpose or as may be required by law.

3.  HOW DO WE PROTECT THE SECURITY AND CONFIDENTIALITY OF PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information. Third parties that provide support or marketing services on our behalf may also receive personal information about you, and we require them to adhere to confidentiality standards with respect to such information.

4.  HOW CAN YOU LIMIT OUR SHARING OF CERTAIN PERSONAL INFORMATION ABOUT YOU WITH OUR AFFILIATED COMPANIES FOR ELIGIBILITY DETERMINATION?

We respect your privacy and offer you choices as to whether we share with our affiliated companies personal information that was collected to determine your eligibility for products and services such as credit reports and other information that you have provided to us or that we may obtain from third parties ("eligibility information"). Please note that, even if you direct us not to share certain eligibility information with our affiliated companies, we may still share your personal information, including eligibility information, with those companies under circumstances that are permitted under applicable law, such as to process transactions or to service your account. We may also share certain other types of personal information with affiliated companies — such as your name, address, telephone number, e-mail address and account number(s), and information about your transactions and experiences with us.

5.  HOW CAN YOU LIMIT THE USE OF CERTAIN PERSONAL INFORMATION ABOUT YOU BY OUR AFFILIATED COMPANIES FOR MARKETING?

You may limit our affiliated companies from using certain personal information about you that we may share with them for marketing their products or services to you. This information includes our transactions and other experiences with you such as your assets and account history. Please note that, even if you choose to limit our affiliated companies from using certain personal information about you that we may share with them for marketing their products and services to you, we may still share such personal information about you with them, including our transactions and experiences with you, for other purposes as permitted under applicable law.

2010 Annual Report

September 30, 2010 (unaudited)

U.S. Privacy Policy (cont'd)

6.  HOW CAN YOU SEND US AN OPT-OUT INSTRUCTION?

If you wish to limit our sharing of certain personal information about you with our affiliated companies for "eligibility purposes" and for our affiliated companies' use in marketing products and services to you as described in this notice, you may do so by:

•  Calling us at (800) 869-6397
Monday–Friday between 8a.m. and 8p.m. (EST)

•  Writing to us at the following address:

  Morgan Stanley Privacy Department
Harborside Financial Center, Plaza Two, 3rd Floor
Jersey City, NJ 07311

If you choose to write to us, your written request should include: your name, address, telephone number and account number(s) to which the opt-out applies and should not be sent with any other correspondence. In order to process your request, we require that the request be provided by you directly and not through a third party. Once you have informed us about your privacy preferences, your opt-out preference will remain in effect with respect to this Policy (as it may be amended) until you notify us otherwise. If you are a joint account owner, we will accept instructions from any one of you and apply those instructions to the entire account. Please allow approximately 30 days from our receipt of your opt-out for your instructions to become effective.

Please understand that if you opt-out, you and any joint account holders may not receive certain Morgan Stanley or our affiliated companies' products and services that could help you manage your financial resources and achieve your investment objectives.

If you have more than one account with us or our affiliates, you may receive multiple privacy policies from us, and would need to follow the directions stated in each particular policy for each account you have with us.

SPECIAL NOTICE TO RESIDENTS OF VERMONT

This section supplements our Policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above Policy with respect to those clients only.

The State of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with affiliated companies and non-affiliated third parties other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with non-affiliated third parties or other affiliated companies unless you provide us with your written consent to share such information ("opt-in").

If you wish to receive offers for investment products and services offered by or through other affiliated companies, please notify us in writing at the following address:

Morgan Stanley Privacy Department
Harborside Financial Center, Plaza Two, 3rd Floor
Jersey City, NJ 07311

Your authorization should include: your name, address, telephone number and account number(s) to which the opt-in applies and should not be sent with any other correspondence. In order to process your authorization, we require that the authorization be provided by you directly and not through a third-party.

2010 Annual Report

September 30, 2010 (unaudited)

Trustee and Officer Information

Independent Trustees:

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Trustee**	Other Directorships Held by Independent Trustees††
Frank L. Bowman (65) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since August 2006	President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Retail Funds and Institutional Funds (since August 2006); Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (since February 2007); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) through November 2008; retired as Admiral, U.S. Navy in January 2005 after serving over 8 years as Director of the Naval Nuclear Propulsion Program and Deputy Administrator—Naval Reactors in the National Nuclear Security Administration at the U.S. Department of Energy (1996-2004); Served as Chief of Naval Personnel (July 1994-September 1994); Knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; Awarded the Officer de l'Orde National du Mérite by the French Government.	98	Director of Armed Services YMCA of the USA; member, BP America External Advisory Council (energy); member, National Academy of Engineers.

Michael Bozic (69) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since April 1994	Private Investor; Chairperson of the Compliance and Insurance Committee (since October 2006); Director or Trustee of the Retail Funds (since April 1994) and Institutional Funds (since July 2003); formerly, Chairperson of the Insurance Committee (July 2006-September 2006), Vice Chairman of Kmart Corporation (December 1998-October 2000), Chairman and Chief Executive Officer of Levitz Furniture Corporation (November 1995-November 1998) and President and Chief Executive Officer of Hills Department Stores (May 1991-July 1995); variously Chairman, Chief Executive Officer, President and Chief Operating Officer (1987-1991) of the Sears Merchandise Group of Sears Roebuck & Co.	100	Director of various business organizations.

Kathleen A. Dennis (57) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since August 2006	President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); Chairperson of the Money Market and Alternatives Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Retail Funds and Institutional Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	98	Director of various non-profit organizations.

Dr. Manuel H. Johnson (61) c/o Johnson Smick Group, Inc. 888 16th Street, N.W. Suite 740 Washington, D.C. 20006	Trustee	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of the Retail Funds (since July 1991) and Institutional Funds (since July 2003); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006); Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	100	Director of NVR, Inc. (home construction); Director of Evergreen Energy; Director of Greenwich Capital Holdings.

Joseph J. Kearns (68) c/o Kearns & Associates LLC PMB754 23852 Pacific Coast Highway Malibu, CA 90265	Trustee	Since August 1994	President, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of the Retail Funds (since July 2003) and Institutional Funds (since August 1994); formerly Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of the Institutional Funds (October 2001-July 2003) and since August 1994 for certain predecessor Funds; CFO of the J. Paul Getty Trust.	101	Director of Electro Rent Corporation (equipment leasing) and The Ford Family Foundation.

2010 Annual Report

September 30, 2010 (unaudited)

Trustee and Officer Information (cont'd)

Independent Trustees: (cont'd)

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Trustee**	Other Directorships Held by Independent Trustees††
Michael F. Klein (51) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since August 2006	Chief Operating Officer and Managing Director, Aetos Capital, LLC (since March 2000) and Co-President, Aetos Alternatives Management, LLC (since January 2004); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Retail Funds and Institutional Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co., Inc. and Morgan Stanley Dean Witter Investment Management, President, Morgan Stanley Institutional Funds (June 1998-March 2000) and Principal, Morgan Stanley & Co., Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).	98	Director of certain investment funds managed or sponsored by Aetos Capital LLC. Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).

Michael E. Nugent (74) c/o Triumph Capital, L.P. 445 Park Avenue New York, NY 10022	Chairperson of the Board and Trustee	Chairperson of the Boards since July 2006 and Director since July 1991	General Partner, Triumph Capital, L.P. (private investment partnership); Chairperson of the Boards of the Retail Funds and Institutional Funds (since July 2006); Director or Trustee of the Retail Funds (since July 1991) and Institutional Funds (since July 2001); formerly, Chairperson of the Insurance Committee (until July 2006).	100	None.

W. Allen Reed (63) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since August 2006	Chairperson of the Equity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Retail and Institutional Funds (since August 2006); formerly, President and CEO of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (July 1994-December 2005).	98	Director of Temple-Inland Industries (packaging and forest products), Director of Legg Mason, Inc. and Director of the Auburn University Foundation; formerly, Director of iShares, Inc. (2001-2006).

Fergus Reid (78) c/o Joe Pietryka, Inc. 85 Charles Coleman Blvd. Pawling, NY 12564	Trustee	Since June 1992	Chairman, Joe Pietryka, Inc.; Chairperson of the Governance Committee and Director or Trustee of the Retail Funds (since July 2003) and Institutional Funds (since June 1992).	101	Trustee and Director of certain investment companies in the JPMorgan Funds complex managed by JP Morgan Investment Management Inc.

2010 Annual Report

September 30, 2010 (unaudited)

Trustee and Officer Information (cont'd)

Interested Trustee:

Name, Age and Address of Interested Trustee	Position(s) Held with Registrant	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Interested Trustee**	Other Directorships Held by Interested Trustee††
James F. Higgins (62) c/o Morgan Stanley Services Company Inc. Harborside Financial Center Plaza Two Jersey City, NJ 07311	Trustee	Since June 2000	Director or Trustee of the Retail Funds (since June 2000) and Institutional Funds (since July 2003); Senior Advisor of Morgan Stanley (since August 2000).	99	Director of AXA Financial, Inc. and The Equitable Life Assurance Society of the United States (financial services).

*  This is the earliest date the Trustee began serving the Retail Funds or Institutional Funds. Each Trustee serves an indefinite term, until his or her successor is elected.

††  This includes any directorships at public companies and registered investment companies held by the Trustee at any time during the past five years.

**  The Fund Complex includes all funds advised by Morgan Stanley Investment Management (as of October 31, 2010) that have an investment advisor that is an affiliated entity of MSIM (including but not limited to, Morgan Stanley Investment Advisors Inc. ("MSIA") and Morgan Stanley AIP GP LP). The Retail Funds are those funds advised by MSIA. The Institutional Funds are certain U.S. registered funds advised by MSIM and Morgan Stanley AIP GP LP.

2010 Annual Report

September 30, 2010 (unaudited)

Trustee and Officer Information (cont'd)

Executive Officers:

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years
Sara Furber (35) 522 Fifth Avenue New York, NY 10036	President and Principal Executive Officer — Equity and Fixed Income Funds	Since September 2010	President and Principal Executive Officer (since September 2010) of the Equity and Fixed Income Funds in the Fund Complex; Managing Director and Director of the Adviser and various entities affiliated with the Adviser (since July 2010). Formerly, Chief Operating Officer for Global Corporate and Investment Banking at Bank of America Merrill Lynch (January 2009 to April 2010); Head of Merrill Lynch & Co. Investor Relations (July 2007 to December 2008); with senior roles in Strategy and Business Development as well as within Merrill Lynch's Global Credit & Commitments organization prior to July 2007.

Mary Ann Picciotto (37) c/o Morgan Stanley Services Company Inc. Harborside Financial Center Plaza Two Jersey City, NJ 07311	Chief Compliance Officer	Since May 2010	Executive Director of the Adviser and various entities affiliated with the Adviser; Chief Compliance Officer of the Retail Funds and Institutional Funds (since May 2010); Chief Compliance Officer of the Adviser and Morgan Stanley Investment Advisors Inc. (since April 2007).

Stefanie V. Chang Yu (43) 522 Fifth Avenue New York, NY 10036	Vice President	Since December 1997	Managing Director of the Adviser and various entities affiliated with the Adviser; Vice President of the Retail Funds (since July 2002) and Institutional Funds (since December 1997). Formerly, Secretary of the Adviser and various entities affiliated with the Adviser.

Mary E. Mullin (43) 522 Fifth Avenue New York, NY 10036	Secretary	Since June 1999	Executive Director of the Adviser and various entities affiliated with the Adviser; Secretary of the Retail Funds (since July 2003) and Institutional Funds (since June 1999).

Francis J. Smith (45) c/o Morgan Stanley Services Company Inc. Harborside Financial Center Plaza Two Jersey City, NJ 07311	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Executive Director of the Adviser and various entities affiliated with the Adviser; Treasurer and Principal Financial Officer of the Retail Funds (since July 2003) and Institutional Funds (since March 2010).

*  This is the earliest date the Officer began serving the Retail Funds or Institutional Funds. Each Officer serves an indefinite term, until his or her successor is elected.

Investment Adviser and Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, NY 10036

Distributor

Morgan Stanley Distribution, Inc.
100 Front Street, Suite 400
West Conshohocken, PA 19428-2899

Dividend Disbursing and Transfer Agent

Morgan Stanley Services Company Inc.
P.O. Box 219804
Kansas City, MO 64121-9804

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111-2101

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, MA 02116-5072

Reporting to Shareholders

Each Morgan Stanley Fund provides a complete schedule of portfolio holdings in its semi-annual and annual reports within 60 days of the end of the Fund's second and fourth fiscal quarters. The semi-annual reports and the annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the semi-annual and annual reports to Fund shareholders and makes these reports available on its public website, www.morganstanley.com/im. Each Morgan Stanley Fund also files a complete schedule of portfolio holdings with the SEC for the Fund's first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders nor are the reports posted to the Morgan Stanley public website. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You may also review and copy them at the SEC's public reference room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC toll free at 1-(800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, Washington, DC 20549-0102.

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Fund's Proxy Voting Policy and Procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1-(800) 548-7786 or by visiting our website at www.morganstanley.com/im. This information is also available on the SEC's website at www.sec.gov.

This report is authorized for distribution only when preceded or accompanied by a prospectus of the Morgan Stanley Institutional Fund Trust which describes in detail each Investment Portfolio's investment policies, risks, fees and expenses. Please read the prospectus carefully before you invest or send money. For additional information, including information regarding the investments comprising the Portfolio, please visit our website at www.morganstanley.com/im or call toll free 1-(800) 548-7786.

(This Page has been left blank intentionally.)

Printed in U.S.A.
This Report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, NY 10036

© 2010 Morgan Stanley

IFEQFIANN
IU10-03514P-Y09/10

Item 2.  Code of Ethics.

(a)           The Fund has adopted a code of ethics (the “Code of Ethics”) that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Fund or a third party.

(b)           No information need be disclosed pursuant to this paragraph.

(c)           Not applicable.

(d)           Not applicable.

(e)           Not applicable.

(f)

(1)           The Fund’s Code of Ethics is attached hereto as Exhibit 12 A.

(2)           Not applicable.

(3)           Not applicable.

Item 3.  Audit Committee Financial Expert.

The Fund’s Board of Trustees has determined that Joseph J. Kearns, an “independent” Trustee, is an “audit committee financial expert” serving on its audit committee. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification

Item 4.  Principal Accountant Fees and Services.

(a)(b)(c)(d) and (g).  Based on fees billed for the periods shown:

2010

	Registrant			Covered Entities(1)
Audit Fees		$275,900		N/A

Non-Audit Fees
Audit-Related Fees			$(2)		$(2)
Tax Fees		$26,970	(3)	$199,783	(4)
All Other Fees	$			$154,883
Total Non-Audit Fees		$26,970		$354,666

Total		$302,870		$354,666

2009

	Registrant		Covered Entities(1)
Audit Fees	$453,550		N/A

Non-Audit Fees
Audit-Related Fees		$(2)		$(2)
Tax Fees	$62,750	(3)	$109,924	(4)
All Other Fees	$—		$143,725	(5)
Total Non-Audit Fees	$62,750		$253,649

Total	$516,300		$253,649

N/A- Not applicable, as not required by Item 4.

(1)          Covered Entities include the Adviser (excluding sub-advisors) and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Registrant.

(2)          Audit-Related Fees represent assurance and related services provided that are reasonably related to the performance of the audit of the financial statements of the Covered Entities’ and funds advised by the Adviser or its affiliates, specifically data verification and agreed-upon procedures related to asset securitizations and agreed-upon procedures engagements.

(3)          Tax Fees represent tax compliance, tax planning and tax advice services provided in connection with the preparation and review of the Registrant’s tax returns.

(4)          Tax Fees represent tax compliance, tax planning and tax advice services provided in connection with the review of Covered Entities’ tax returns.

(5)          All other fees represent project management for future business applications and improving business and operational processes.

(e)(1) The audit committee’s pre-approval policies and procedures are as follows:

APPENDIX A

AUDIT COMMITTEE

AUDIT AND NON-AUDIT SERVICES

PRE-APPROVAL POLICY AND PROCEDURES

OF THE

MORGAN STANLEY RETAIL AND INSTITUTIONAL FUNDS

AS ADOPTED AND AMENDED JULY 23, 2004,(1)

1.              Statement of Principles

The Audit Committee of the Board is required to review and, in its sole discretion, pre-approve all Covered Services to be provided by the Independent Auditors to the Fund and Covered Entities in order to assure that services performed by the Independent Auditors do not impair the auditor’s independence from the Fund.

The SEC has issued rules specifying the types of services that an independent auditor may not provide to its audit client, as well as the audit committee’s administration of the engagement of the independent auditor.  The SEC’s rules establish two different approaches to pre-approving services, which the SEC considers to be equally valid.  Proposed services either: may be pre-approved without consideration of specific case-by-case services by the Audit Committee (“general pre-approval”); or require the specific pre-approval of the Audit Committee or its delegate (“specific pre-approval”).  The Audit Committee believes that the combination of these two approaches in this Policy will result in an effective and efficient procedure to pre-approve services performed by the Independent Auditors.  As set forth in this Policy, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee (or by any member of the Audit Committee to which pre-approval authority has been delegated) if it is to be provided by the Independent Auditors.  Any proposed services exceeding pre-approved cost levels or budgeted amounts will also require specific pre-approval by the Audit Committee.

The appendices to this Policy describe the Audit, Audit-related, Tax and All Other services that have the general pre-approval of the Audit Committee.  The term of any general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee considers and provides a different period and states otherwise.  The Audit Committee will annually review and pre-approve the services that may be provided by the Independent Auditors without obtaining specific pre-approval from the Audit Committee.  The Audit Committee will add to or subtract from the list of general pre-approved services from time to time, based on subsequent determinations.

(1)                                  This Audit Committee Audit and Non-Audit Services Pre-Approval Policy and Procedures (the “Policy”), adopted as of the date above, supersedes and replaces all prior versions that may have been adopted from time to time.

The purpose of this Policy is to set forth the policy and procedures by which the Audit Committee intends to fulfill its responsibilities.  It does not delegate the Audit Committee’s responsibilities to pre-approve services performed by the Independent Auditors to management.

The Fund’s Independent Auditors have reviewed this Policy and believes that implementation of the Policy will not adversely affect the Independent Auditors’ independence.

2.              Delegation

As provided in the Act and the SEC’s rules, the Audit Committee may delegate either type of pre-approval authority to one or more of its members.  The member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting.

3.              Audit Services

The annual Audit services engagement terms and fees are subject to the specific pre-approval of the Audit Committee.  Audit services include the annual financial statement audit and other procedures required to be performed by the Independent Auditors to be able to form an opinion on the Fund’s financial statements.  These other procedures include information systems and procedural reviews and testing performed in order to understand and place reliance on the systems of internal control, and consultations relating to the audit.  The Audit Committee will approve, if necessary, any changes in terms, conditions and fees resulting from changes in audit scope, Fund structure or other items.

In addition to the annual Audit services engagement approved by the Audit Committee, the Audit Committee may grant general pre-approval to other Audit services, which are those services that only the Independent Auditors reasonably can provide.  Other Audit services may include statutory audits and services associated with SEC registration statements (on Forms N-1A, N-2, N-3, N-4, etc.), periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings.

The Audit Committee has pre-approved the Audit services in Appendix B.1.  All other Audit services not listed in Appendix B.1 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

4.              Audit-related Services

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements and, to the extent they are Covered Services, the Covered Entities or that are traditionally performed by the Independent Auditors.  Because the Audit Committee believes that the provision of Audit-related services does not impair the independence of the auditor and is consistent with the SEC’s rules on auditor independence, the Audit Committee may grant general pre-approval to Audit-related services.  Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as “Audit services”; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures related to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements under Forms N-SAR and/or N-CSR.

The Audit Committee has pre-approved the Audit-related services in Appendix B.2.  All other Audit-related services not listed in Appendix B.2 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

5.              Tax Services

The Audit Committee believes that the Independent Auditors can provide Tax services to the Fund and, to the extent they are Covered Services, the Covered Entities, such as tax compliance, tax planning and tax advice without impairing the auditor’s independence, and the SEC has stated that the Independent Auditors may provide such services.

Pursuant to the preceding paragraph, the Audit Committee has pre-approved the Tax Services in Appendix B.3.  All Tax services in Appendix B.3 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

6.              All Other Services

The Audit Committee believes, based on the SEC’s rules prohibiting the Independent Auditors from providing specific non-audit services, that other types of non-audit services are permitted.  Accordingly, the Audit Committee believes it may grant general pre-approval to those permissible non-audit services classified as All Other services that it believes are routine and recurring services, would not impair the independence of the auditor and are consistent with the SEC’s rules on auditor independence.

The Audit Committee has pre-approved the All Other services in Appendix B.4.  Permissible All Other services not listed in Appendix B.4 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

7.              Pre-Approval Fee Levels or Budgeted Amounts

Pre-approval fee levels or budgeted amounts for all services to be provided by the Independent Auditors will be established annually by the Audit Committee.  Any proposed services exceeding these levels or amounts will require specific pre-approval by the Audit Committee.  The Audit Committee is mindful of the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services.

8.              Procedures

All requests or applications for services to be provided by the Independent Auditors that do not require specific approval by the Audit Committee will be submitted to the Fund’s Chief Financial Officer and must include a detailed description of the services to be rendered.  The Fund’s Chief Financial Officer will determine whether such services are included within the list of services that have received the general pre-approval of the Audit Committee.  The Audit Committee will be informed on a timely basis of any such services rendered by the Independent Auditors.  Requests or applications to provide services that require specific approval by the Audit Committee will be submitted to the Audit Committee by both the Independent Auditors and the Fund’s Chief Financial Officer, and must include a joint statement as to whether, in their view, the request or application is consistent with the SEC’s rules on auditor independence.

The Audit Committee has designated the Fund’s Chief Financial Officer to monitor the performance of all services provided by the Independent Auditors and to determine whether such services are in compliance with this Policy.  The Fund’s Chief Financial Officer will report to the Audit Committee on a periodic basis on the results of its monitoring.  Both the Fund’s Chief Financial Officer and management will immediately report to the chairman of the Audit Committee any breach of this Policy that comes to the attention of the Fund’s Chief Financial Officer or any member of management.

9.              Additional Requirements

The Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the Independent Auditors and to assure the auditor’s independence from the Fund, such as reviewing a formal written statement from the Independent Auditors delineating all relationships between the Independent Auditors and the Fund, consistent with Independence Standards Board No. 1, and discussing with the Independent Auditors its methods and procedures for ensuring independence.

10.       Covered Entities

Covered Entities include the Fund’s investment adviser(s) and any entity controlling, controlled by or under common control with the Fund’s investment adviser(s) that provides ongoing services to the Fund(s).  Beginning with non-audit service contracts entered into on or after May 6, 2003, the Fund’s audit committee must pre-approve non-audit services provided not only to the Fund but also to the Covered Entities if the engagements relate directly to the operations and financial reporting of the Fund.  This list of Covered Entities would include:

Morgan Stanley Retail Funds

Morgan Stanley Investment Advisors Inc.

Morgan Stanley & Co. Incorporated

Morgan Stanley DW Inc.

Morgan Stanley Investment Management Inc.

Morgan Stanley Investment Management Limited

Morgan Stanley Investment Management Private Limited

Morgan Stanley Asset & Investment Trust Management Co., Limited

Morgan Stanley Investment Management Company

Morgan Stanley Services Company, Inc.

Morgan Stanley Distributors Inc.

Morgan Stanley Trust FSB

Morgan Stanley Institutional Funds

Morgan Stanley Investment Management Inc.

Morgan Stanley Investment Advisors Inc.

Morgan Stanley Investment Management Limited

Morgan Stanley Investment Management Private Limited

Morgan Stanley Asset & Investment Trust Management Co., Limited

Morgan Stanley Investment Management Company

Morgan Stanley & Co. Incorporated

Morgan Stanley Distribution, Inc.

Morgan Stanley AIP GP LP

Morgan Stanley Alternative Investment Partners LP

(e)(2)  Beginning with non-audit service contracts entered into on or after May 6, 2003, the audit committee also is required to pre-approve services to Covered Entities to the extent that the services are determined to have a direct impact on the operations or financial reporting of the Registrant. 100% of such services were pre-approved by the audit committee pursuant to the Audit Committee’s pre-approval policies and procedures (attached hereto).

(f)            Not applicable.

(g)           See table above.

(h)           The audit committee of the Board of Trustees has considered whether the provision of services other than audit services performed by the auditors to the Registrant and Covered Entities is compatible with maintaining the auditors’ independence in performing audit services.

Item 5. Audit Committee of Listed Registrants.

(a)          The Fund has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act whose members are: Joseph Kearns, Michael Nugent and Allen Reed.

(b) Not applicable.

Item 6. Schedule of Investments

(a) Refer to Item 1.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Applicable only to reports filed by closed-end funds.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Applicable only to reports filed by closed-end funds.

Item 9. Closed-End Fund Repurchases

Applicable only to reports filed by closed-end funds.

Item 10. Submission of Matters to a Vote of Security Holders

Not applicable.

Item 11. Controls and Procedures

(a)  The Fund’s principal executive officer and principal financial officer have concluded that the Fund’s disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Fund in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

(b)  There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a) The Code of Ethics for Principal Executive and Senior Financial Officers is attached hereto.

(b) A separate certification for each principal executive officer and principal financial officer of the registrant are attached hereto as part of EX-99.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Morgan Stanley Institutional Funds Trust

/s/ Sara Furber
Sara Furber
Principal Executive Officer
November 16, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ Sara Furber
Sara Furber
Principal Executive Officer
November 16, 2010

/s/ Francis Smith
Francis Smith
Principal Financial Officer
November 16, 2010